UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-08932

                             Artisan Funds, Inc.
              (Exact name of registrant as specified in charter)

                       1000 North Water Street, Suite 1770
                               Milwaukee, WI 53202
               (Address of principal executive offices) (Zip Code)

Janet D. Olsen                                Cameron S. Avery
Artisan Funds, Inc.                           Bell, Boyd & Lloyd LLC
1000 North Water Street, #1770                Three First National Plaza, #3300
Milwaukee, Wisconsin 53202                    Chicago, IL 60602

                   (Name and address of agents for service)

Registrant's telephone number, including area code: (414) 390-6100

Date of fiscal year end: 06/30/03

Date of reporting period: 06/30/03

ITEM 1. REPORTS TO SHAREHOLDERS.

                                 [ARTISAN LOGO]

                             ---------------------
                                     ANNUAL
                                     REPORT

                                 JUNE 30, 2003
                             ---------------------
                               INTERNATIONAL FUND
                             ---------------------
                                 INTERNATIONAL
                                 SMALL CAP FUND
                             ---------------------
                                 INTERNATIONAL
                                   VALUE FUND
                             ---------------------
                                  MID CAP FUND
                             ---------------------
                               MID CAP VALUE FUND
                             ---------------------
                                 SMALL CAP FUND
                             ---------------------
                              SMALL CAP VALUE FUND
                             ---------------------

                                INVESTOR SHARES

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of June 30, 2003. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan International Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

-----------------------------------------------------------TABLE OF CONTENTS----

----------------------------------------------
 02   MANAGEMENT'S DISCUSSION
      OF FUND PERFORMANCE
----------------------------------------------
 02   Artisan International Fund
----------------------------------------------
 06   Artisan International Small Cap Fund
----------------------------------------------
 10   Artisan International Value Fund
----------------------------------------------
 14   Artisan Mid Cap Fund
----------------------------------------------
 18   Artisan Mid Cap Value Fund
----------------------------------------------
 22   Artisan Small Cap Fund
----------------------------------------------
 26   Artisan Small Cap Value Fund
----------------------------------------------
----------------------------------------------
 30   SCHEDULES OF INVESTMENTS
----------------------------------------------
 30   Artisan International Fund
----------------------------------------------
 34   Artisan International Small Cap Fund
----------------------------------------------
 38   Artisan International Value Fund
----------------------------------------------
 41   Artisan Mid Cap Fund
----------------------------------------------
 46   Artisan Mid Cap Value Fund
----------------------------------------------
 49   Artisan Small Cap Fund
----------------------------------------------
 54   Artisan Small Cap Value Fund
----------------------------------------------
----------------------------------------------
 60   STATEMENTS OF ASSETS & LIABILITIES
----------------------------------------------
----------------------------------------------
 62   STATEMENTS OF OPERATIONS
----------------------------------------------
----------------------------------------------
 64   STATEMENTS OF
      CHANGES IN NET ASSETS
----------------------------------------------
----------------------------------------------
 66   FINANCIAL HIGHLIGHTS
----------------------------------------------
----------------------------------------------
 70   NOTES TO FINANCIAL STATEMENTS
----------------------------------------------
----------------------------------------------
 78   REPORT OF
      INDEPENDENT AUDITORS
----------------------------------------------
----------------------------------------------
 79   NOTES ON
      MANAGEMENT'S DISCUSSION
      OF FUND PERFORMANCE
----------------------------------------------
----------------------------------------------
 80   DIRECTORS AND OFFICERS
----------------------------------------------

------------------------------------------------AVERAGE ANNUAL TOTAL RETURNS----

                                                                      SINCE
                                                 1-YEAR    5-YEAR   INCEPTION
                                                --------  --------  ---------

Artisan International Fund (inception 12/28/95)  -13.30%    3.45%    10.72%
--------------------------------------------------------------------------------
Artisan International Small Cap Fund
   (inception 12/21/01)                            15.53       NA     13.52
--------------------------------------------------------------------------------
Artisan International Value Fund
   (inception 9/23/02)                                NA       NA    30.10*
--------------------------------------------------------------------------------
Artisan Mid Cap Fund(inception 6/27/97)            -1.45    14.01     18.79
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund (inception 3/28/01)      7.58       NA      7.37
--------------------------------------------------------------------------------
Artisan Small Cap Fund (inception 3/28/95)         -0.11    -1.10      7.28
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund
   (inception 9/29/97)                              1.90     8.23      9.54
--------------------------------------------------------------------------------

As of 6/30/03. *Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost. The performance information shown for Artisan International Small Cap Fund and Artisan International Value Fund does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. The performance information for Artisan International Value Fund and Artisan Mid Cap Value Fund reflects the adviser's undertaking to limit each Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception, and has had a material impact on each Fund's performance, which would have been lower in its absence. Although the undertaking for Artisan Mid Cap Value Fund remained in effect during the fiscal year ended June 30, 2003, the Fund's expenses during that period were below the limitation and no reimbursement was required.

ARTISAN INTERNATIONAL, INTERNATIONAL SMALL CAP & INTERNATIONAL VALUE FUNDS:
International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems and higher transaction costs. These risks typically are greater in emerging markets. ARTISAN INTERNATIONAL and INTERNATIONAL SMALL CAP FUNDS invest in growth stocks, which may underperform other asset types during a given period. ARTISAN INTERNATIONAL SMALL CAP FUND invests in the stocks of smaller companies, which may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies. ARTISAN INTERNATIONAL VALUE FUND invests in value stocks, which may underperform other assets during some periods. In addition, the Fund may invest a significant portion of its assets in small and medium-sized companies, which may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies.

ARTISAN MID CAP & MID CAP VALUE FUNDS: Stocks of medium-sized companies tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods. ARTISAN MID CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN MID CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

ARTISAN SMALL CAP & ARTISAN SMALL CAP VALUE FUNDS: Stocks of smaller companies may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies. ARTISAN SMALL CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN SMALL CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

All of these risks are discussed in the Funds' prospectus. Please read it carefully before you invest or send money.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

ARTISAN
INTERNATIONAL
FUND

----HIGHLIGHTS------------------------------------------------------------------

o For the 12 months ended June 30, 2003, Artisan International Fund trailed the MSCI EAFE/R Index.

o Our stocks in the financials and materials sectors were most costly to performance.

o Our energy sector stocks and a favorable currency environment contributed positively to returns.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of international growth companies of all market capitalizations. The investment team conducts its own fundamental analysis with particular emphasis on:

1) Well-managed companies focused on increasing shareholder value;
2) Sustainable growth prospects;
3) Reasonable valuations;
4) Dominant or increasing market shares or direct exposure to an identified theme.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan International Fund underperformed during the first nine months of the fiscal year ended June 30, 2003, but strongly outperformed the MSCI EAFE/R Index during the final three months.


         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL FUND ($21,482)
         MSCI EAFE/R Index ($10,203)
         Lipper International Funds Index ($12,366)

                                               Lipper
                          ARTISAN    MSCI   International
                      INTERNATIONAL EAFE/R      Funds
                           FUND      Index      Index
                          ------   -------     -------
 12/28/95 (inception)     10,000    10,000     10,000
                          10,000    10,000     10,025
                          10,910    10,289     10,467
                          12,080    10,452     10,895
                          12,220    10,439     10,903
    12/96                 13,437    10,605     11,472
                          14,153    10,439     11,756
                          14,607    11,793     13,072
                          14,839    11,710     13,322
    12/97                 13,902    10,793     12,303
                          16,714    12,381     14,129
                          18,131    12,512     14,249
                          14,717    10,734     12,000
    12/98                 18,376    12,952     13,861
                          20,439    13,132     14,039
                          21,283    13,465     14,818
                          22,343    14,056     15,318
    12/99                 33,314    16,444     19,105
                          39,182    16,427     19,223
                          35,254    15,776     18,320
                          31,338    14,503     16,976
    12/00                 29,787    14,114     16,293
                          25,965    12,176     14,168
                          26,564    12,015     14,251
                          22,823    10,365     12,120
    12/01                 25,064    11,088     13,144
                          25,282    11,144     13,467
                          24,777    10,908     13,212
                          19,480     8,755     10,621
    12/02                 20,327     9,320     11,326
                          17,455     8,555     10,329
     6/03                 21,482    10,203     12,366


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                         1-YEAR         5-YEAR        INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund           -13.30%          3.45%         10.72%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                     -6.46          -4.00           0.27
--------------------------------------------------------------------------------
Lipper International Funds Index      -6.40          -2.79           2.87
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 79 for a description of each index.

02
----
TWO

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

PERFORMANCE DISCUSSION
During the first three months of our fiscal year ended June 30, 2003, international equity markets experienced an extremely rough time. After the lows recorded in July 2002, the markets stabilized somewhat in August only to fall again in September. Apparent signs of a global economic slowdown, and the possibility of a military conflict in Iraq, added to the gloom of markets already shaken by corporate governance issues and concerns about quality of earnings. The next three months saw the markets rally during October and November, only to fall back in December. As the markets shifted they also went through rotations, with some previously underperforming sectors, such as technology, rallying as the markets rebounded. Moving into 2003, the European Central Bank cut interest rates for the second time in three months, but European markets again performed poorly. In addition to all the concerns about the Iraq conflict and the economic outlook, markets in the Netherlands, and in Europe generally, were further depressed by the specter of financial fraud that followed the announcement of major accounting irregularities by the Dutch retailer Ahold (which we didn't own). As anticipated, the international equity markets turned around as soon as military action in Iraq began. Typical for a bounce back, we saw some of the strongest recoveries from sectors that had been hit the hardest prior to the market's low on March 12.

QUARTERLY TOTAL RETURNS

FUND/INDEX                       Q2 03       Q1 03        Q4 02       Q3 02
--------------------------------------------------------------------------------
Artisan International Fund       23.07%     -14.13%        4.35%     -21.38%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                19.27       -8.21         6.45      -19.73
--------------------------------------------------------------------------------
Returns are not annualized.

The fiscal year ended June 30, 2003 represented a highly volatile period for equity investors. The only consolation is that it ended much better than it started. The performance of the Fund was no different.

SECTOR REVIEW
The stocks we owned in the financials and materials sectors were the largest negative contributors to performance during the period. More specifically, German insurers, Allianz AG and Muenchener Rueckversicherungs-Gesellschaft AG (Munich RE), and our chemical stocks were our biggest drags on performance.

Insurance companies in the U.S. and overseas were under stress during most of the period. Many firms struggled to maintain their capital adequacy ratios as their investment portfolios were plagued by falling market prices. During the first three months of the fiscal year, the stocks of Munich RE and Allianz AG were particularly affected and those stocks were down considerably. Allianz was also affected by losses at its Dresdner Kleinwort Wasserstein investment banking subsidiary due in part to slow capital market activities and higher debt provisions. Following the rough beginning to the fiscal year, both Munich RE and Allianz put in place plans to improve their structures and operations. For example, each company reduced its shareholding in the other, conducted asset write-downs, announced actions to bolster capital structure, and improved the core insurance business by demonstrating greater underwriting discipline and cost controls. Those factors and a stronger stock market late in the period, among other things, caused those stock prices to recover somewhat and we still held both stocks as of June 30, 2003.

                                    [PHOTO]
                                 MARK L. YOCKEY
                               Portfolio Manager

                      800.344.1770 o WWW.ARTISANFUNDS.COM

                                                                            03
                                                                           -----
                                                                           THREE

----ARTISAN INTERNATIONAL FUND--------------------------------------------------

The returns of our specialty chemical companies were depressed by an overriding macro factor - high oil and gas prices. Cost of goods sold for many chemical firms is largely determined by the prices of both commodities. The most damaging stocks were Clariant AG and Imperial Chemical Industries PLC (ICI), which in our view, also suffered as management made mistakes in strategic positioning and business execution. However, Clariant replaced its chief executive and we believe that ICI took steps to improve its operations. On the other hand, our energy holdings benefited from high oil and gas prices. EnCana Corporation and Repsol YPF S.A. were the two largest contributors.

Looking beyond insurance and chemicals, Telefonica S.A., a Spanish telecommunications company, was one of the larger positive contributors to Fund performance. Among the catalysts for strong performance were the resumption of dividend payments, an improved situation in Brazil, and strong cash flow generation in the core Spanish wireline and wireless businesses. A number of retailers such as Next PLC (British apparel), Wal-Mart de Mexico S.A. de C.V., and Tesco PLC (British supermarkets) also contributed strongly. Next was supported by its stock buyback program and strong cash flow generation, while Wal-Mart de Mexico and Tesco each reported strong sales growth.

COUNTRY & CURRENCY DISCUSSION
An important factor that positively influenced absolute Fund returns over the course of the fiscal year was the weakening dollar. The trade-weighted dollar, which measures the dollar against a basket of other currencies, depreciated significantly during the fiscal year. This meant that when foreign holdings were converted back to U.S. dollars, at the depreciated level, the same unit of foreign currency could be redeemed for more dollars, resulting in a currency gain. Were it not for this factor, returns would have been much lower.

We did not own many stocks in Japan because we thought that Japan's high unemployment, deflationary pressures and historically reactionary policy measures made the outlook too uncertain. That lack of exposure was a profitable decision relative to the MSCI EAFE/R during the fiscal year because the Japanese market performed poorly and did not get the currency boost of many other overseas markets.

BIGGEST GAINERS                                          %
                                                        ---
Next PLC............................................... 30.2%
Repsol YPF, S.A. ...................................... 28.7
Deutsche Boerse AG..................................... 28.5
EnCana Corporation..................................... 22.3
UBS AG................................................. 18.9

BIGGEST LOSERS                                           %
                                                        ---
Clariant AG........................................... -52.6%
BAE Systems PLC....................................... -43.6
Muenchener Rueckversicherungs-Gesellschaft AG......... -42.6
Imperial Chemical Industries PLC...................... -41.4
Allianz AG............................................ -28.4

For the year ended 6/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some holdings may have experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

FUND CHANGES
We think chasing short-term market sentiment almost ensures short-term and long-term underperformance. So, we made few major changes in the Fund, leaving the geographic diversification and sector allocation of the Fund in many areas largely unchanged. Eight of our Top 10 Holdings at the beginning of the fiscal year remained at the end.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom............. 22.0%
Switzerland................ 15.2
Germany.................... 12.7
Netherlands................  9.4
France.....................  7.4

As a percentage of total net assets as of 6/30/03.

REGION ALLOCATION
                              6/03      6/02
                              -----     -----
Europe......................  79.1%     75.7%
Latin America...............   8.4       6.4
Asia/Pacific................   8.0      12.8
North America...............   3.3       0.6

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

 04
----
FOUR

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

TOP 10 HOLDINGS

COMPANY NAME                                      COUNTRY                  %
--------------------------------------------------------------------------------
Allianz AG                                        Germany                 3.7%
--------------------------------------------------------------------------------
Compass Group PLC                                 United Kingdom          3.4
--------------------------------------------------------------------------------
Nestle S.A., Class B                              Switzerland             3.3
--------------------------------------------------------------------------------
Diageo PLC                                        United Kingdom          3.0
--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                             Japan                   2.9
--------------------------------------------------------------------------------
Tesco PLC                                         United Kingdom          2.8
--------------------------------------------------------------------------------
Lloyds TSB Group PLC                              United Kingdom          2.7
--------------------------------------------------------------------------------
Fortis (NL) N.V.                                  Netherlands             2.7
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG     Germany                 2.6
--------------------------------------------------------------------------------
Marks & Spencer Group PLC                         United Kingdom          2.5
--------------------------------------------------------------------------------
TOTAL                                                                    29.6%

As a percentage of total net assets as of 6/30/03.

On a sector basis, the consumer sectors remained our largest allocation. In fact, at June 30, 2003, we had a slightly larger commitment to the consumer discretionary group than we did at the beginning of the period. The increase was due in part to bigger positions in a number of media stocks. We added to a number of the retail stocks we own and added Kingfisher PLC, Europe's largest home improvement retailer, late in the fiscal year. We sold Toyota Motor Corporation and Italian caterer Autogrill S.p.A. The consumer staples sector as a percentage of the Fund remained basically the same. However, we added to food retailers Tesco PLC and Carrefour S.A. British American Tobacco PLC was sold.

Outside of the consumer sectors, we maintained a meaningful number of our financial stocks. The modestly lower portfolio weighting was partly due to the poor performance of our insurance stocks in addition to the sale and trimming of some bank stocks. Some of the capital from the finance area was redeployed into a number of energy stocks. As of June 30, 2002, we only had two small positions in the sector. By the close of the fiscal year we had purchased EnCana Corporation, which also contributed to a higher weighting in Canada, increased our position in Royal Dutch Petroleum Company, NY Shares, and initiated small positions in a few emerging markets oil stocks. In the healthcare sector, we added pharmaceutical companies Roche Holding AG and Sanofi-Synthelabo S.A.

Scanning the Fund by region, European stocks continue to be our largest weighting. We have not yet found many attractive ideas in Japan. Consequently, the number of stocks we own in that country has continued to leave us considerably underweight versus the MSCI EAFE/R and the sale of Toyota Motor Corporation and Canon, Inc. contributed to an even lower weight.

As always, we appreciate your support.

FUND STATISTICS
Net Assets............................... $8.2 Bil.
Number of Holdings.............................. 88
Weighted Avg. Market Cap................ $24.9 Bil.
Weighted Avg. Growth Rate (3-5 yr)........... 11.1%
Weighted Avg. P/E (2003E).................... 15.6X

All statistics are as of 6/30/03.


TOP 5 SECTORS
Financials................................... 25.1%
Consumer Staples............................. 23.1
Consumer Discretionary....................... 20.0
Telecommunication Services...................  8.8
Healthcare...................................  6.7

As a percentage of total net assets as of 6/30/03.


                     800.344.1770  o  WWW.ARTISANFUNDS.COM
                                                                             05
                                                                            ----
                                                                            FIVE

ARTISAN
INTERNATIONAL
SMALL CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o During the 12 months ended June 30, 2003, Artisan International Small Cap Fund significantly outperformed the MSCI EAFE/R Small Cap Index.

o The primary reason for strong Fund performance was security selection, particularly in the consumer sectors.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of smaller international growth companies. The investment team conducts its own fundamental analysis with particular emphasis on:

1) Well-managed companies focused on increasing shareholder value;
2) Sustainable growth prospects;
3) Reasonable valuations;
4) Strong or increasing market shares or direct exposure to an identified theme.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan International Small Cap Fund outperformed the MSCI EAFE/R Small Cap Index during three of the four quarters of the fiscal year ended June 30, 2003.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/01 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL SMALL CAP FUND ($12,130)
         MSCI EAFE/R Small Cap Index ($11,441)
         MSCI EAFE/R Index ($9,428)
         Lipper International Small-Cap Funds Index ($11,137)

                          ARTISAN      MSCI
                       INTERNATIONAL  EAFE/R               Lipper
                           SMALL       Small     MSCI   International
                            CAP         Cap     EAFE/R   Small-Cap
                           FUND        Index     Index  Funds Index
                          ------     -------    -------  ----------
 12/21/01 (inception)       10,000    10,000     10,000    10,000
                            10,080    10,218     10,219    10,245
     3/02                   10,490    10,806     10,645    10,298
     6/02                   10,500    11,254     10,925    10,079
     9/02                    9,090     9,449      9,131     8,090
    12/02                    9,945     9,420      9,407     8,612
     3/03                    9,564     9,149      8,999     7,905
     6/03                   12,130    11,441     11,137     9,428


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                               SINCE
FUND / INDEX                                   1-YEAR        INCEPTION
--------------------------------------------------------------------------------
International Small Cap Fund                    15.53%         13.52%
--------------------------------------------------------------------------------
MSCI EAFE/R Small Cap Index                      1.67           9.24
--------------------------------------------------------------------------------
MSCI EAFE/R Index                               -6.46          -3.79
--------------------------------------------------------------------------------
Lipper International Small-Cap Funds Index       1.94           7.33
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. ARTISAN INTERNATIONAL SMALL CAP FUND INVESTS IN THE STOCKS OF SMALLER COMPANIES, WHICH MAY BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGE COMPANIES, HAVE UNDERPERFORMED THE STOCKS OF LARGER COMPANIES DURING SOME PERIODS AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. See page 79 for a description of each index.

 06
-----
 SIX

----------------------------------------ARTISAN INTERNATIONAL SMALL CAP FUND----

PERFORMANCE DISCUSSION
During the first three months of our fiscal year ended June 30, 2003, international equity markets experienced an extremely rough time. After the lows recorded in July 2002, the markets stabilized somewhat in August only to fall again in September. Apparent signs of a global economic slowdown and the possibility of a military conflict in Iraq added to the gloom of markets already shaken by corporate governance issues and concerns about quality of earnings. The next three months saw the markets rally during October and November, only to fall back in December. As the markets shifted they also went through rotations, with some previously under-performing sectors, such as technology, rallying as the markets rebounded. Moving into 2003, the European Central Bank cut interest rates for the second time in three months, but European markets again performed poorly. As a possible war with Iraq gained momentum and meaningful economic growth remained generally elusive, international markets continued to display weakness. However, small-caps did well relative to large-caps. As anticipated, the international equity markets turned around at roughly the same time military action in Iraq began. Typical for a bounce back, we saw some of the strongest recoveries from sectors that had been hit the hardest prior to the market's low on March 12.

QUARTERLY TOTAL RETURNS

FUND/INDEX                              Q2 03     Q1 03     Q4 02     Q3 02
--------------------------------------------------------------------------------
Artisan International Small Cap Fund    26.83%    -3.83%     9.41%   -13.43%
--------------------------------------------------------------------------------
MSCI EAFE/R Small Cap Index             25.06     -2.88     -0.31    -16.04
--------------------------------------------------------------------------------
Returns are not annualized.

SECTOR DISCUSSION
Within the consumer area, the Fund had strong results in many media, food retailing and beverage stocks. Leading the way in the media industry were Trinity Mirror PLC, the U.K. newspaper publisher, and Eniro AB, a Swedish directories publisher. Food retailing and beverage stocks typically are less sensitive to economic conditions, which helped performance in the negative market environment. Dutch retailer Laurus N.V. and Belgian food retailer Colruyt N.V. were the leading contributors.

The news of potential acquisitions drove favorable returns in Japanese convenience store retailer C TWO-NETWORK Co., Ltd., U.K. retailer Selfridges PLC and German personal care products firm Wella AG. C TWO rose sharply after it received a premium acquisition offer from U.K. supermarket giant Tesco PLC. Tesco has been considering entry into the Japanese market, and the convenience store format is expected to grow as a percentage of the overall food retail market in Japan. The Procter & Gamble Company signed an agreement to purchase a controlling interest in Wella and launched a tender offer for its voting shares. Selfridges initially moved higher after receiving a purchase offer from Canadian billionaire Galen Weston. Speculation about a possible competing offer then pushed Selfridge's shares up even further. We sold the stock as the price moved up to our estimate of full value for the company. Although anecdotal, we think this is evidence that some larger companies used the market downturn of the last few years to acquire valuable businesses in order to solidify or grow market share.

Gains outside the consumer area were fairly dispersed. Banco Latinoamericano de Exportaciones, S.A. (BLADEX), a specialized multinational bank established to finance trade in Latin America, was the largest individual contributor but it, too, endured its share of volatility. The stock was down in 2002, due in large part to the crisis in Argentina. It began to turn around at the end of September 2002 due to a number of factors, including a successful rights offering and the sale of some Argentine

                                    [PHOTO]
                                 MARK L. YOCKEY
                             Lead Portfolio Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                             07
                                                                           -----
                                                                           SEVEN

----ARTISAN INTERNATIONAL SMALL CAP FUND----------------------------------------

debt. Stada Arzneimittel AG, a German generic drug maker, benefited to some extent from potential regulatory reforms in the second calendar quarter of 2003. Telekom Austria AG, the Austrian telecommunications service company, was another solid contributor. The company has launched one of the first European 3G wireless networks and has been disciplined in its use of capital.

Although it turned out to be a very positive fiscal year, we did not escape without some negative performers. A few of the worst were U.K. investment manager Aberdeen Asset Management PLC, Swiss chemicals company Clariant AG, and Greek baked products company Chipita International S.A. Aberdeen was hurt largely by weak global stock markets, asset outflows, and an investigation by the U.K. Financial Services Authority into possible regulatory violations. Clariant, like many other chemicals companies, was depressed by high oil and gas prices, but management mistakes in strategic positioning and business execution also contributed to its decline. Early in the fiscal year, Chipita reported sales and earnings results well below expectations due in part to a stronger euro that resulted in currency losses at a number of its Eastern European subsidiaries.

COUNTRY & CURRENCY DISCUSSION
An important factor that influenced absolute Fund returns over the course of the fiscal year was the weakened dollar. The trade-weighted U.S. dollar, which measures the dollar against a basket of other currencies, depreciated significantly during the fiscal year. This meant that when foreign holdings were converted back to U.S. dollars, at the depreciated level, the same unit of foreign currency could be redeemed for more dollars, resulting in a currency gain. Were it not for this factor, returns would have been much lower.

From a regional perspective, we added the most value with our European stocks. We did not own many stocks in Japan because we thought that Japan's high unemployment, deflationary pressures and historically reactionary policy measures made the outlook too uncertain. That lack of exposure was a profitable decision relative to the MSCI EAFE/R Index during the fiscal year.

BIGGEST GAINERS                                                 %
                                                               ---
Selfridges PLC................................................ 64.7%
Rodriguez Group............................................... 54.5
Stada Arzneimittel AG......................................... 52.5
Radiometer A/S, B Shares...................................... 49.0
Banco Latinoamericano de Exportaciones, S.A. - E Shares....... 37.8

BIGGEST LOSERS                                                  %
                                                               ---
Aberdeen Asset Management PLC................................ -74.0%
Clariant AG.................................................. -23.4
Signet Group PLC............................................. -20.5
Chipita International S.A. .................................. -19.2
Clarins S.A. ................................................ -15.5

For the year ended 6/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom............  15.3%
Switzerland...............   9.5
Netherlands...............   7.3
Canada....................   7.2
France....................   5.9

As a percentage of total net assets as of 6/30/03.

REGION ALLOCATION
                             6/03     6/02
                            -----     -----
Europe....................  64.5%     63.7%
Asia/Pacific..............  17.0       7.8
Latin America.............   9.6       6.9
North America.............   7.2       1.3

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

  08
-----
EIGHT

----------------------------------------ARTISAN INTERNATIONAL SMALL CAP FUND----

FUND CHANGES
We think chasing short-term market sentiment almost ensures short-term and long-term underperformance. So, we made relatively few major changes in the Fund. We focused mainly on our themes of consumer discretionary and staples. On a regional basis, the majority of our investments are still in Europe. We also elected to maintain a low commitment, compared to our benchmark, in the Pacific Basin. We opened the fiscal year with a high cash position because of the volatility in the market. A number of the changes in exposure we made were the result of putting that cash to work.

TOP 10 HOLDINGS

COMPANY NAME                                            COUNTRY             %
--------------------------------------------------------------------------------
Banco Latinamericano de Exportaciones, S.A. - E Shares  Panama             4.9%
--------------------------------------------------------------------------------
Straumann Holding AG                                    Switzerland        3.4
--------------------------------------------------------------------------------
Telekom Austria AG                                      Austria            3.0
--------------------------------------------------------------------------------
Precision Drilling Corporation                          Canada             3.0
--------------------------------------------------------------------------------
Vimpel-Communications - (ADR)                           Russia             2.7
--------------------------------------------------------------------------------
Rodriguez Group                                         France             2.6
--------------------------------------------------------------------------------
J.D. Wetherspoon PLC                                    United Kingdom     2.6
--------------------------------------------------------------------------------
Fraser & Neave Limited                                  Singapore          2.4
--------------------------------------------------------------------------------
Stada Arzneimittel AG                                   Germany            2.4
--------------------------------------------------------------------------------
SMG PLC                                                 United Kingdom     2.3
--------------------------------------------------------------------------------
TOTAL                                                                     29.3%

As a percentage of total net assets as of 6/30/03.

In the consumer area, the two industries in which we bought the most stocks were media and food retailing. We sold all of our specialty retailing stocks. Most of the media stocks were late period additions including Spanish TV company Sogecable S.A. and Australian publishing company John Fairfax Holdings Limited. The food retailers purchased during the fiscal year were Colruyt N.V., The Seiyu, Ltd., and Laurus N.V.

Other notable changes in the Fund were additions to the telecommunications and healthcare sectors and an increase in the Fund's emerging markets stocks. Those changes also resulted in a number of new Top 10 Holdings such as Telekom Austria AG (Austrian telecommunications), Vimpel-Communications (Russian wireless telecommunications), Straumann Holding AG (Swiss-based implant dentistry), and Stada Arzneimittel AG. All but two of our Top 10 Holdings changed during the fiscal year; only SMG PLC and Fraser & Neave Limited (Singapore beverage producer) remained as Top 10 Holdings throughout the fiscal year. In the financial sector we increased our position in BLADEX and purchased Swiss insurer Baloise Holding Limited, German bank Depfa Bank PLC, and Hong Kong Exchanges & Clearing Limited.

As always, we appreciate your support.

FUND STATISTICS
Net Assets............................. $238.6 Mil.
Number of Holdings.............................. 61
Median Market Cap........................ $1.2 Bil.
Weighted Avg. Market Cap................. $1.7 Bil.
Weighted Avg. Growth Rate (3-5 yr)........... 17.4%
Weighted Harmonic Avg. P/E (2003E)........... 15.4X

All statistics are as of 6/30/03.

TOP 5 SECTORS
Consumer Discretionary....................... 31.4%
Consumer Staples............................. 26.2
Financials................................... 12.2
Telecommunication Services...................  9.8
Healthcare...................................  8.3

As a percentage of total net assets as of 6/30/03.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                             09
                                                                            ----
                                                                            NINE

ARTISAN
INTERNATIONAL
VALUE FUND

----HIGHLIGHTS------------------------------------------------------------------

o Since inception on September 23, 2002, Artisan International Value Fund has substantially outperformed the MSCI EAFE/R Index and the MSCI EAFE/R Value Index.

o  The Fund has outperformed its peer group over the same period.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of undervalued non-U.S. companies. Our focus is on selecting individual companies, not countries or industries. The investment team conducts its own in-depth fundamental research with the goal of investing in companies at a significant discount to the team's estimates of their economic value. Attention is also given to a company's historic returns on capital, its financial strength and management. Assessing the tradeoffs among these factors is at the heart of our investment process.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan International Value Fund outperformed the MSCI EAFE/R Index and the MSCI EAFE/R Value Index in all three calendar quarters since inception.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/02 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL VALUE FUND ($13,010)
         MCSI EAFE/R Value Index ($11,899)
         MCSI EAFE/R Index ($11,689)
         Lipper International Funds Index ($11,610)

                         ARTISAN      MSCI               Lipper
                      INTERNATIONAL  EAFE/R     MSCI  International
                         VALUE       Value     EAFE/R    Funds
                          FUND       Index     Index     Index
                         ------     -------   -------  --------
  9/23/02 (inception)    10,000    10,000     10,000    10,000
     9/02                 9,920     9,965     10,031     9,971
    10/02                10,070    10,473     10,570    10,488
    11/02                10,570    11,116     11,049    10,985
    12/02                10,600    10,632     10,678    10,633
     1/03                10,510    10,269     10,232    10,244
     2/03                10,280    10,019      9,997     9,940
     3/03                10,210     9,736      9,801     9,697
     4/03                11,450    10,797     10,761    10,657
     5/03                12,480    11,543     11,413    11,342
     6/03                13,010    11,899     11,689    11,610


                         TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                               SINCE
FUND / INDEX                                                 INCEPTION*
--------------------------------------------------------------------------------
International Value Fund                                       30.10%
--------------------------------------------------------------------------------
MSCI EAFE/R Value Index                                        18.99
--------------------------------------------------------------------------------
MSCI EAFE/R Index                                              16.89
--------------------------------------------------------------------------------
Lipper International Funds Index                               16.10
--------------------------------------------------------------------------------

*Not Annualized

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE STOCKS OF SMALL AND MEDIUM-SIZED NON-U.S. COMPANIES, WHICH MAY BE MORE VOLATILE AND LESS LIQUID AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE COMPANIES. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. A Fund's historical performance, particularly over short time periods, should not be the sole factor in an investment decision. Investors should maintain realistic expectations for future performance. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The performance shown reflects the adviser's undertaking to limit the Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception, and has had a material impact on the Fund's performance, which would have been lower in its absence. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. See page 79 for a description of each index.

  10
-----
 TEN

--------------------------------------------ARTISAN INTERNATIONAL VALUE FUND----

PERFORMANCE DISCUSSION
The Fund's short lifetime has been a volatile period in world equity markets, as illustrated by the variation of quarterly performance shown in the table below. The corporate scandals and slow economic growth that plagued U.S. markets had parallels overseas. Just as Enron and WorldCom came to represent U.S. corporate management gone bad, French media giant Vivendi's empire-building CEO Jean-Marie Messier led his company to the brink of bankruptcy while the management team of Ahold, a Dutch supermarket chain, was blamed for significantly overstated profits. These headlines along with a slow down of European and Japanese economic growth, the Japanese banking crisis, SARS, and the war in Iraq created an environment that started to hurt markets in the third quarter of 2002 and largely continued through the end of the first calendar quarter of 2003.

During the final three months of the fiscal year ended June 30, 2003, many of the concerns surrounding the war dissipated. The SARS outbreak was contained and the global economy started to show signs of recovery. As a result, the final quarter of our fiscal year was terrific for international investors with the MSCI EAFE/R Index climbing more than 19%.

One good thing that happened throughout the year (at least from the point of view of an international investor) was the weakening of the U.S. dollar. Our performance got a real boost from the effect of converting the values of our portfolio securities, which are traded in various currencies throughout the world, back into U.S. dollars.

Below we provide a discussion of several equities that had a meaningful impact on performance. In addition, we have highlighted some of the equities that we have sold and the reasons why, and provided a brief introduction to some of the stocks that are among the largest holdings in the portfolio.

QUARTERLY TOTAL RETURNS

FUND/INDEX                                     Q2 03     Q1 03     Q4 02
--------------------------------------------------------------------------------
Artisan International Value Fund               27.42%    -3.68%    6.85%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                              19.27     -8.21     6.45
--------------------------------------------------------------------------------
Returns are not annualized.

The largest dollar contributors to the Fund's performance since its inception were Amdocs Limited, Ichiyoshi Securities Co., Ltd. and Radiometer A/S. Amdocs is a global leader in customer care and billing software to the telecommunications industry. We made Amdocs one of the Fund's initial holdings in the fall of 2002, when market sentiment toward the telecommunications industry was depressed. It had a solid balance sheet, an attractive valuation and had shown the ability to generate strong cash flows. The stock price began to increase shortly after we purchased the shares, due in part to the company winning a large outsourcing contract from SBC Communications Inc. Since then, a gradual recovery in earnings, among other factors, has supported the stock and we trimmed our position early in the second quarter of 2003 to realize some of the gains.

Ichiyoshi Securities, a small Japanese stock broker, benefited in part from a resurgence in the Japanese stock market which helped allow its business to move toward profits in the most recent quarterly reporting period. We purchased the stock because it was trading at a significant discount to its per share book value, and management's history of share repurchases.

Radiometer, the Danish maker of blood gas analyzers and related products, rose partly on the back of the announcement at the end of 2002 of a high-profile takeover by GE of another Nordic medical products company. At the time, Radiometer was trading at a more attractive valuation and benefitted

                                    [PHOTO]
                                 N. DAVID SAMRA
                               Portfolio Manager

                      800.344.1770 o WWW.ARTISANFUNDS.COM

                                                                            11
                                                                          ------
                                                                          ELEVEN

----ARTISAN INTERNATIONAL VALUE FUND--------------------------------------------

from the halo effect. Moreover, the company closed a money-losing subsidiary, which served to boost margins, and offered a dividend yield among the highest in Denmark.

Our biggest decliners fortunately were relatively contained. The two stocks on which we lost the largest dollar amounts during the period were Vontobel Holding AG and Neopost S.A. Vontobel, a Swiss financial services firm, experienced a decline in its book value and suffered amid signs that the company, by virtue of its small size and the nature of its business lines, was becoming strategically disadvantaged. As a result, we sold the stock in favor of more attractive alternatives.

Neopost, based in France, provides mailing and logistical equipment to business customers. During the period, the company became embroiled in a patent dispute with its much larger US-based competitor, Pitney Bowes Inc., which threw into doubt the value of the company's intellectual property and contributed to the decline in its share price.

BIGGEST GAINERS                                            %
                                                          ---
Amdocs Limited.........................................   91.2%
Ichiyoshi Securities Co., Ltd..........................   60.1
Radiometer A/S - B Shares..............................   47.5
Jyske Bank A/S.........................................   43.5
Meitec Corporation.....................................   24.1

BIGGEST LOSERS                                             %
                                                          ---
Neopost S.A............................................  -16.2%
Vontobel Holding AG - Reg. Shares......................  -10.3
Asatsu-DK Inc..........................................   -7.9
Tower Ltd..............................................   -2.8
Nipponkoa Insurance Company, Ltd. .....................   -2.6

For the year ended 6/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

FUND CHANGES
Although our portfolio turnover has been modest since inception, there have been several purchases and sales of note made by the Fund since it became fully invested last fall. Of the sales, some of the largest positions at the time of sale, in addition to Vontobel, were Eniro AB, Ekornes ASA, Neopost and Natuzzi S.p.A.

We generally sell a holding for one of four reasons: the stock price has approached or reached our estimate of economic value, circumstances have led us to change our estimate of the company's economic value, we have lost confidence in the company's management or we have identified a more attractive alternative. We sold Ekornes and Eniro when their stocks reached our target prices. Eniro, based in Sweden, is in the directories business. It rose after reporting strong results and announcing that more of the company's free cash flow would be returned to shareholders in the form of higher dividends and a significant share repurchase. Ekornes, a Norwegian producer of high-end leather furniture, saw its earnings continue to rise during the period and also announced a higher than expected dividend payout.

We sold Neopost and Natuzzi, an Italian leather furniture manufacturer, when circumstances led us to change our assessment of their values. We sold Neopost because its patent dispute with Pitney Bowes made it hard to assess company value. The increased competition from Chinese and other Asian furniture manufacturers with low labor costs and its impact on pricing caused us to reduce our estimate of Natuzzi's economic value.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom............  19.5%
Switzerland...............  15.3
Japan.....................  12.1
Denmark...................   7.3
Germany...................   7.1

As a percentage of total net assets as of 6/30/03.

REGION ALLOCATION
                                 6/03     12/02
                                ------    ------
Europe........................   70.1%     71.2%
Asia/Pacific..................   19.4      16.8
North America.................    3.6       4.3
Latin America.................    2.0       2.9

As a percentage of total net assets as of 6/30/03 and 12/31/02, respectively. Fund inception: 9/23/02.

  12
------
TWELVE

--------------------------------------------ARTISAN INTERNATIONAL VALUE FUND----

The proceeds from those and other sales, plus new subscriptions to the Fund, were applied toward several new purchases during the period. One new purchase that had a meaningful impact on performance was Koninklijke Numico N.V., a Dutch manufacturer and retailer of nutritional products and vitamins. Numico was in turmoil following two large debt-financed acquisitions during the past several years. We bought the stock partly due to the attractive financial characteristics of the company's core nutrition businesses and the background and initial actions of a new management team put in place during 2002. This new management has sold off several underperforming businesses, refinanced the company's debt and, most importantly, improved the company's operating cash flow. As a result, much of the financial pressure that had depressed the share price (and the long-term prospects of the business) had been removed.

TOP 10 HOLDINGS

COMPANY NAME                            COUNTRY                            %
--------------------------------------------------------------------------------
Meitec Corporation                      Japan                             4.7%
--------------------------------------------------------------------------------
Aventis S.A.                            France                            3.5
--------------------------------------------------------------------------------
Diageo PLC                              United Kingdom                    3.1
--------------------------------------------------------------------------------
Vivendi Universal S.A.                  France                            3.0
--------------------------------------------------------------------------------
Carpetright PLC                         United Kingdom                    3.0
--------------------------------------------------------------------------------
Hunter Douglas N.V.                     Netherlands                       3.0
--------------------------------------------------------------------------------
Radiometer A/S, B Shares                Denmark                           3.0
--------------------------------------------------------------------------------
Pfeiffer Vacuum Technology AG           Germany                           2.9
--------------------------------------------------------------------------------
Euronext N.V.                           Netherlands                       2.9
--------------------------------------------------------------------------------
Brit Insurance Holdings PLC             United Kingdom                    2.9
--------------------------------------------------------------------------------
TOTAL                                                                    32.0%

As a percentage of total net assets as of 6/30/03.

Two of our top ten positions in the Fund at June 30, 2003 were Aventis S.A. and Brit Insurance Holdings PLC. Aventis, a large Franco-German pharmaceutical company, has a strong balance sheet, a number of top-selling drugs, and higher-than-average corporate profitability. Historically, pharmaceutical companies have traded at relatively high valuations, but prices became depressed as the industry began to face an increase in regulatory and legal risks. In addition, the non-U.S. pharmaceutical industry saw a decline in research and development productivity, which raised concern about future sales potential and product pipelines. The confluence of those events presented an opportunity for us to buy shares of Aventis at an attractive price.

Brit Insurance is one of the largest corporate participants in the famed Lloyds of London insurance market. What stood out about this company was the fact that a significant amount of its business had been written over the past two years, which was a favorable period for insurance pricing. In addition, management was focused on a strong underwriting discipline and balance sheet conservatism.

We look forward to updating you on our future progress, and thank you for your continued support and confidence.

FUND STATISTICS
Net Assets........................ $16.3 Mil.
Number of Holdings........................ 41
Median Market Cap.................. $1.4 Bil.
Weighted Avg. Market Cap........... $6.7 Bil.
Median P/B Value........................ 2.2X
Weighted Harmonic Avg. P/E (2003E)..... 14.2X

All statistics are as of 6/30/03.

TOP 5 SECTORS
Financials.............................. 23.5%
Consumer Discretionary.................. 19.2
Industrials............................. 13.8
Healthcare.............................. 10.9
Consumer Staples........................  9.7

As a percentage of total net assets as of 6/30/03.

                      800.344.1770 o WWW.ARTISANFUNDS.COM

                                                                          13
                                                                       --------
                                                                       THIRTEEN

ARTISAN
MID CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o For the 12 months ended June 30, 2003, Artisan Mid Cap Fund underperformed both the Russell Midcap/R Index and the Russell Midcap/R Growth Index.

o  The largest contributor to Fund performance was the healthcare sector.

o Our stock selections in technology and materials and processing were two areas that hurt performance.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to identify well-managed mid-sized companies whose growth and profit potential are not yet fully recognized by investors. Specifically, we spend most of our time answering three questions about a company before we will invest in it:

1) Does the company exhibit franchise characteristics?
2) Is the company positioned for long-term growth and at an early stage in its profit cycle?
3) Is the stock of the company trading at a reasonable discount to our estimate of its private market value?

----PERFORMANCE REVIEW----------------------------------------------------------

During a volatile fiscal year ended June 30, 2003, the Artisan Mid Cap Fund posted a slightly negative return.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN MID CAP FUND ($28,132)
         Russell Midcap/R Growth Index ($12,000)
         Russell Midcap/R Index ($14,694)
         Lipper Mid-Cap Core Funds Index ($14,734)

                                    Russell               Lipper
                          ARTISAN   Midcap/R   Russell    Mid-Cap
                          MID CAP    Growth    Midcap/R    Core
                           FUND      Index      Index   Funds Index
                          ------    -------    -------  ----------
  6/27/97 (inception)     10,000    10,000     10,000      10,000
                          10,000     9,994      9,969      10,072
                          12,550    11,393     11,293      11,540
    12/97                 12,814    11,079     11,418      11,193
                          14,714    12,402     12,651      12,514
                          14,607    12,394     12,461      12,144
                          13,068    10,325     10,614       9,914
    12/98                 17,090    13,059     12,570      12,063
                          17,162    13,505     12,512      11,485
                          19,839    14,912     13,870      12,958
                          19,601    14,165     12,678      12,123
    12/99                 26,984    19,757     14,862      15,464
                          34,037    23,930     16,361      17,707
                          34,299    22,158     15,623      17,113
                          38,105    22,717     16,687      17,760
    12/00                 34,311    17,436     16,088      16,432
                          30,390    13,062     14,400      14,550
                          34,092    15,175     15,773      16,378
                          26,430    10,957     12,956      13,240
    12/01                 33,266    13,922     15,183      15,627
                          32,583    13,676     15,828      16,205
                          28,545    11,179     14,317      14,485
                          23,386     9,259     11,792      12,114
    12/02                 25,230    10,107     12,726      12,912
                          24,418    10,105     12,425      12,421
     6/03                 28,132    12,000     14,694      14,734



                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                                        SINCE
FUND / INDEX                              1-YEAR         5-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                     -1.45%          14.01%         18.79%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index             7.35           -0.64           3.08
--------------------------------------------------------------------------------
Russell Midcap/R Index                    2.63            3.35           6.62
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index           1.72            3.94           6.66
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. Please read it carefully before you invest or send money. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 79 for a description of each index.

   14
--------
FOURTEEN

--------------------------------------------------------ARTISAN MID CAP FUND----

PERFORMANCE REVIEW
The first three months of the year ended June 30, 2003, were a harsh continuation of an already disappointing period for equity investors. In fact, within mid-cap equities, the Russell Midcap/R Index was down 36 out of 64 trading days while the Russell Midcap/R Growth Index was down 32 of those days. There was virtually no place to hide for equity investors during the quarter as most markets returned negative results. The next quarter saw a bit of a turnaround when stocks, led by technology, were up strongly during much of October and November 2002. There was positive news during the rally. The United Nations joined the U.S. in the search for weapons in Iraq, the Federal Reserve cut interest rates, and the November mid-term elections provided some hope for consistent and effective economic policy. However, stock prices retreated somewhat in December and losses carried over into January and February before showing some life at about the same time that fighting in Iraq began during March. The final three months of the fiscal year were a bright contrast to the first three. Almost all markets had positive returns. Mid-cap growth stocks outperformed their value counterparts for the fourth consecutive quarter. A number of factors contributed to market strength, including an end to the war in Iraq, renewed consumer confidence, record low interest rates, and an increase in buying of equities.

QUARTERLY TOTAL RETURNS

FUND/INDEX                            Q2 03     Q1 03     Q4 02     Q3 02
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                  15.21%    -3.22%     7.89%   -18.08%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index         18.76     -0.02      9.16    -17.18
--------------------------------------------------------------------------------
Returns are not annualized.

SECTOR REVIEW
The 12 months ended June 30, 2003 were marked by extreme lows and extreme highs, leaving the Fund with widely different quarter-by-quarter results. Our strongest positive contribution for the fiscal year came from healthcare stocks. We have mentioned in previous communications to shareholders that the pharmaceutical industry is in a challenging environment as patents on many popular drugs expire. However, that did not cause us to shy away from the sector. Instead, we elected to focus on generic drug makers such as Barr Laboratories, Inc. and Mylan Laboratories, Inc. Both performed very well during the period. Outside of the pharmaceutical area, our position in biotech Amgen Inc., which we acquired as a result of Amgen's acquisition of a prior holding, and medical supply companies Guidant Corporation and Boston Scientific Corporation also contributed strongly. Service provider Community Health Systems, Inc. detracted from performance because of concern over near-term earnings growth after allegations of fraud surfaced at a competitor.

Our energy stocks also yielded positive results. We held oil service providers Nabors Industries, Ltd., Smith International, Inc., and Weatherford International, Ltd. to varying degrees throughout the year and all three contributed positively. Late in the period we sold natural gas producer Devon Energy Corporation in favor of gas distributor The Williams Companies, Inc. Each of those stocks also did well. We maintained our commitment to most energy positions because we believed that the supply/demand dynamics for both oil and gas were favorable.

The consumer discretionary sector experienced a rocky 12 months, but closed out the fiscal year on a strong note. A number of factors held the sector back early, including geopolitical tensions, weak consumer confidence, poor employment figures, and uncertain economic activity. All showed signs of life beginning late in March 2003. This led to the prospect of better earnings for many of our cyclical companies and created support for improved performance. Getty Images, Inc. was one stock

                                    [PHOTO]
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    [PHOTO]
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          15
                                                                       -------
                                                                       FIFTEEN

----ARTISAN MID CAP FUND--------------------------------------------------------

that was very volatile, posting two very strong quarters and two weak quarters. Fortunately, the good news ended up outweighing the bad and its stock ended up being our strongest contributor in the sector. Other stocks that we held throughout the period such as Lamar Advertising Company and toy maker Mattel, Inc. were not as fortunate and we ended up lower than where we started the period in each company. However, our decision to buy more stocks in the sector turned out to be very timely as a number of them did well. Advertiser Omnicom Group, Inc., retailer Williams-Sonoma, Inc., and e-commerce company InterActiveCorp. (formerly USA Interactive), were a few of the success stories.

Some of the worst performing stocks in the Fund came from the materials and processing sector. Packaging firm Pactiv Corporation was our largest holding on June 30, 2002, and had the largest negative contribution in the sector. Specialty chemicals company Rohm and Haas Company and steel company NuCor Corporation were also poor performers. To a certain degree, those stocks suffered due to the slow economic recovery and as a higher price for oil, which is a large part of the input cost for many of these businesses, either directly or indirectly clouded earnings expectations. Financial services, technology and telecom related stocks also hurt our relative performance, particularly compared to the growth index. In financials, the majority of the poor performance can be attributed to insurance company Arthur J. Gallagher & Company and the few banking stocks we held. Investment managers SEI Investments Company and T. Rowe Price Group, Inc. helped to offset some of the slide when investor demand for riskier assets such as equities returned during the market rally that started in March 2003.

Within the technology and telecom related areas our stock selection was negative compared to both indices. That was primarily due to our focus on higher quality issues, which did not rise as rapidly during the last three months of the period as some of the stocks we think carry more risk. This was most obvious in the capacity-heavy telecommunications area, which was up well over 100% in the Russell Midcap/R Growth Index. In addition, one of our largest holdings at the beginning of the year, National Semiconductor Corporation (a manufacturer of analog semiconductors) was hit hard in July 2002 partly on news that weak end-user demand in PCs and handsets would cause manufacturers to pare back inventory levels.

BIGGEST GAINERS                                  %
                                                ---
Getty Images, Inc............................   64.4%
Network Appliance, Inc.......................   59.3
Amgen, Inc. .................................   48.0
Mylan Laboratories, Inc......................   46.5
EMC Corporation..............................   43.4

BIGGEST LOSERS                                   %
                                                ---
Community Health Systems, Inc................  -26.5%
National Semiconductor Corporation...........  -20.7
Rohm and Haas Company........................  -16.6
Comerica, Inc................................  -15.9
Pactiv Corporation...........................  -14.1

For the year ended June 30, 2003, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

FUND CHANGES
The most significant change in the Fund during the fiscal year was an increase in the amount of capital we had in consumer discretionary stocks. Consumer spending remained positive for virtually the whole period even as other economic variables were mixed. That presented an excellent backdrop for us to add a number of quality franchises with improving profit cycles to the Fund. Some of our large purchases were Starwood Hotels & Resorts Worldwide, Inc., The Estee Lauder Companies, Inc.,

SECTOR DIVERSIFICATION
                                                     6/03      6/02
                                                    ------    ------
Auto & Transportation.............................    4.4%      4.1%
Consumer Discretionary............................   24.8      15.3
Consumer Staples..................................    1.4       1.4
Financial Services................................   12.4      15.7
Healthcare........................................   13.7      11.2
Integrated Oils...................................    0.0       0.0
Materials & Processing............................    3.7       9.9
Other.............................................    0.8       2.3
Other Energy......................................    6.5       6.5
Producer Durables.................................    9.6       6.0
Technology........................................   17.5      19.1
Utilities.........................................    1.0       1.7
Other assets less liabilities.....................    4.2       6.8
TOTAL.............................................    100%      100%

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

   16
-------
SIXTEEN

--------------------------------------------------------ARTISAN MID CAP FUND----


Williams-Sonoma, Inc., and Costco Wholesale Corporation. Our belief in cycles also drove us to several firms in the sector that rely on business advertising as part of their revenue streams. For example, we purchased Omnicom Group, Inc., InterActiveCorp. and The New York Times Company. That same premise of business spending was also an important factor in the Fund's increased exposure to producer durables as we added W.W. Grainger, Inc., KLA - Tencor Corporation, and Molex, Inc.

Within healthcare, the key additions to the Fund were Mylan Laboratories, Inc., pharmacy benefit manager Caremark Rx, Inc., and Boston Scientific Corporation. A merger of two of our biotech holdings (Biogen, Inc. and IDEC Pharmaceuticals Corporation) was announced in June 2003. We did not believe that the merger would be beneficial and we reduced our combined exposure at the end of the period.

Some of the capital reallocated to consumer discretionary, producer durables and healthcare stocks was from materials and processing and financial services stocks. We significantly sold down Pactiv Corporation and completely liquidated Rohm and Haas Company. In each instance, we believed the company's profit cycle was slowing and stock price performance was weak. In the finance area, we sold off almost all of our banking stocks for the same reason. However, some capital was moved within the sector to data processors Fiserv, Inc. and Paychex, Inc.

Technology was a fairly active sector for the Fund. Only three stocks (Adobe Systems, Inc., Ingram Micro, Inc. and Network Associates, Inc.) remained as holdings throughout the year. In the software space, we sold long-time holding Intuit, Inc. as we believed its profit cycle began to slow and Peoplesoft, Inc. was sold after it announced a potential merger with rival J.D. Edwards & Company. Seagate Technology, BEA Systems, Inc., and VERITAS Software Corporation received part of the reallocation of capital. In the semi-conductor industry, we sold National Semiconductor Corporation and Linear Technology Corporation, which manufactures high performance linear integrated circuits, was added.

TOP 10 HOLDINGS

COMPANY NAME                                 %
---------------------------------------------------
Southwest Airlines Co.                      2.3%
---------------------------------------------------
Nabors Industries, Ltd.                     2.0
---------------------------------------------------
W.W. Grainger, Inc.                         1.9
---------------------------------------------------
Omnicom Group, Inc.                         1.8
---------------------------------------------------
Weatherford International, Ltd.             1.7
---------------------------------------------------
Lamar Advertising Company                   1.6
---------------------------------------------------
Danaher Corporation                         1.6
---------------------------------------------------
SEI Investments Company                     1.6
---------------------------------------------------
Smith International, Inc.                   1.6
---------------------------------------------------
Mylan Laboratories, Inc.                    1.6
---------------------------------------------------
TOTAL                                      17.7%

As a percentage of total net assets as of 6/30/03.

The fiscal year ended with our GARDEN/SM holdings remaining the largest part of the portfolio.

Thank you for the trust you have placed in us as we endeavor to be respectful of your capital and work diligently to enhance its value.

FUND STATISTICS
Net Assets.............................. $3.1 Bil.
Number of Holdings............................. 97
Median Market Cap....................... $5.0 Bil.
Weighted Avg. Market Cap................ $8.0 Bil.
Weighted Avg. Growth Rate (3-5 yr).......... 16.2%
Weighted Harmonic Avg. P/E (2003E).......... 24.1X

Fund statistics are as of 6/30/03.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          17
                                                                      ---------
                                                                      SEVENTEEN

ARTISAN
MID CAP VALUE
FUND

----HIGHLIGHTS------------------------------------------------------------------

o For the 12 months ended June 30, 2003, Artisan Mid Cap Value Fund outperformed the Russell Midcap/R Index and Russell Midcap/R Value Index by a wide margin.

o Our security selection within the financial services sector contributed the most to our return during the one-year period as a number of our stocks posted strong gains.

o The largest drags on performance were our holdings in the electric utilities and semi-conductor industries and a few stocks with company-specific problems.

----INVESTMENT APPROACH---------------------------------------------------------

Our goal is to invest in companies that are priced below our estimate of the value of the business and that provide a controlled level of risk. It is important to complement stock price value with a company that is financially strong and possesses favorable economics. Our focus is on individual companies, rather than on economic or market trends.

The Fund often finds investment opportunities in companies that are in the midst of a turnaround, are undiscovered or unsponsored, have hidden assets, and/or are in the process of a major change.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan Mid Cap Value Fund outperformed the Russell Midcap/R Value Index in three of the four quarters during our fiscal year ended June 30, 2003 and the one period of underperformance was slight.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN MID CAP VALUE FUND ($11,742)
         Russell Midcap/R Value Index ($11,003)
         Russell Midcap/R Index ($10,304)
         Lipper Mid-Cap Value Funds Index ($10,916)

                          ARTISAN   Russell               Lipper
                          MID CAP   Midcap/R   Russell   Mid-Cap
                           VALUE     Value     Midcap/R   Value
                           FUND      Index      Index  Funds Index
                          ------    -------    -------  ----------
3/28/01 (inception)       10,000    10,000     10,000     10,000
                          10,070    10,150     10,098     10,093
     6/01                 11,180    10,865     11,061     11,146
     9/01                  9,150     9,610      9,085      9,777
    12/01                 10,693    10,766     10,647     11,206
     3/02                 11,328    11,616     11,099     11,904
     6/02                 10,915    11,074     10,040     10,870
     9/02                  9,331     9,086      8,269      8,972
    12/02                 10,279     9,728      8,924      9,563
     3/03                 10,088     9,333      8,713      9,159
     6/03                 11,742    11,003     10,304     10,916

                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                                SINCE
FUND / INDEX                                   1-YEAR         INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund                       7.58%          7.37%
--------------------------------------------------------------------------------
Russell Midcap/R Value Index                    -0.64           4.33
--------------------------------------------------------------------------------
Russell Midcap/R Index                           2.63           1.34
--------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index                 0.42           3.96
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. VALUE STOCKS MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects the adviser's undertaking to limit the Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception and has had a material impact on the Fund's performance, which would have been lower in its absence. Although the undertaking remained in effect during the fiscal year ended June 30, 2003, the Fund's expenses during that period were below the limitation and no reimbursement was required. See page 79 for a description of each index.

   18
--------
EIGHTEEN

--------------------------------------------------ARTISAN MID CAP VALUE FUND----

PERFORMANCE REVIEW
July, August and September 2002 were a rough start to our fiscal year ended June 30, 2003 as most areas of the market posted negative results. Technology was the worst performer, but most sectors, market caps, and styles were hurt as volatility remained high. There were plenty of market factors that influenced performance including an uncertain economy, lower investor confidence, the threat of war and concerns about corporate governance. The downward trend continued into September 2002, but a number of signs indicated that risk-taking returned to favor in October as the market surged with tighter corporate yield spreads, better performance for technology stocks and strong performance in low-priced stocks. Unfortunately, the market gave up some of the gains in December. After a brief rally in early January, investor concern about the geopolitical ramifications of war and apprehension about the strength of the economy appeared to impact the stock market as it traded lower until March when the fighting in Iraq began. After a quick conclusion to the war in Iraq, investor sentiment shifted rapidly and aggressively. This likely contributed to the solid gains realized by virtually every area of the market in the April to June 2003 time period.

As demonstrated by the variance in quarterly returns, the fiscal year ended June 30, 2003 was a volatile period. We are pleased that we were able to provide shareholders with a positive return as it has been some time since the market has been in the black.

QUARTERLY TOTAL RETURNS

FUND/INDEX                            Q2 03     Q1 03     Q4 02     Q3 02
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund            16.40%    -1.86%    10.16%   -14.51%
--------------------------------------------------------------------------------
Russell Midcap/R Value Index          17.89     -4.06      7.07    -17.95
--------------------------------------------------------------------------------
Returns are not annualized.

SECTOR REVIEW
Throughout the year we maintained a large commitment to financial services stocks. Several of our financial services holdings performed very well and contributed strongly to our outperformance. Two of our largest positions in the sector, Countrywide Financial Corporation, a residential mortgage banker, and The Student Loan Corporation, which originates loans for higher education, were outstanding performers. Countrywide has, in part, benefited from record low mortgage rates and refinancing activity. Student Loan rose for most of the period, but was particularly strong from March to June 2003. Within that time frame, the company reported strong earnings and record loan volume. Capital One Financial Corporation, a credit card issuer, was another stock that was strong in the March to June time period. It recovered from a fairly depressed valuation to post over a 50% gain in those months partly due to an announcement of record earnings. The Fund also received strong contributions during the fiscal year from most of our insurance holdings and from Nuveen Investments, Inc., an investment management firm.

We didn't own many technology or healthcare stocks, but most of those we did own contributed strongly to Fund performance. Our increased investment in technology stocks was a brief, but profitable decision during the year. Electronic Data Systems Corporation, Amdocs Limited and Rational Software Corporation each posted solid gains for the Fund. Our only position in the healthcare sector was Mylan Laboratories, Inc., a generic drug producer. Two potential government reforms, clarity about its product pipeline and improved sales results were among the factors that led to considerable gains in the stock.

                                    [PHOTO]
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

                                    [PHOTO]
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          19
                                                                       --------
                                                                       NINETEEN

----ARTISAN MID CAP VALUE FUND--------------------------------------------------

Energy stocks remained an outsized portion of the portfolio for the full period because we have believed that the sector would benefit from better product pricing due to a tightening supply/demand situation. Apache Corporation, an oil and gas exploration company, remains our largest position in the Fund. Apache contributed the most to our returns in the sector, but we also received a meaningful contribution from XTO Energy, Inc., a natural gas producer. In the consumer area we owned stocks in a variety of industries and our exposure was on average in line with our benchmark. A few of the standout performers were Michaels Stores, Inc., Polo Ralph Lauren Corporation, and Furniture Brands International, Inc. Michaels was the strongest of the group. Late in our fiscal year the company reported a rise in earnings and same store sales, and declared its first dividend, all helping to push the share price higher.

In a very volatile year, we were pleased to have avoided a number of the land mines. Unfortunately, we did not emerge entirely unscathed. There were a few trouble spots in the Fund. Although our financial stocks were very successful overall, real estate investment trust Trizec Properties, Inc. was an exception. Trizec disappointed early in the fiscal year and we sold it because we were concerned that company fundamentals might deteriorate further. In the materials sector, paper company MeadWestvaco Corporation tumbled, in part after news surfaced that it was party to a variety of asbestos lawsuits. Gas pipeline utility El Paso Corporation was a stock we thought was selling at an attractive price relative to its asset value. The market apparently did not share our view and we ended up selling our position at a loss. In the consumer area, business consultant BearingPoint, Inc. (formerly KPMG Consulting) was the Fund's largest negative contributor. The stocks we owned in the semi-conductor industry slightly offset some of our technology gains.

BIGGEST GAINERS                                  %
                                                ---
Michaels Stores, Inc.........................   45.1%
Mylan Laboratories, Inc. ....................   45.0
The Student Loan Corporation.................   35.4
Countrywide Financial Corporation............   31.1
Apache Corporation ..........................   17.6

BIGGEST LOSERS                                   %
                                                ---
BearingPoint, Inc. ..........................  -52.5%
El Paso Corporation..........................  -45.3
Trizec Properties, Inc. .....................  -34.4
Teco Energy, Inc. ...........................  -33.8
Allegheny Energy, Inc. ......................  -28.4

For the year ended June 30, 2003, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

FUND CHANGES
We make all of our investment decisions stock by stock, but it's interesting to see where those company-specific decisions take us. The percentages of the portfolio invested in financial services and energy were just about the same at the end of the fiscal year as they were at the beginning. The same could also be said for technology. However, our technology exposure was vastly different at various points during the 12 months as we opportunistically bought names at what we thought were reasonable prices only to sell shortly thereafter as those prices recovered.

SECTOR DIVERSIFICATION
                                                 6/03     6/02
                                               ------    ------
Auto & Transportation........................    3.6%      1.3%
Consumer Discretionary.......................   15.5       9.7
Consumer Staples.............................    5.6       0.0
Financial Services...........................   31.9      30.3
Healthcare...................................    1.0       1.7
Integrated Oils..............................    0.0       0.0
Materials & Processing.......................    7.2       8.3
Other........................................    1.6       0.0
Other Energy.................................   14.0      15.2
Producer Durables............................    8.0      10.0
Technology...................................    2.6       2.2
Utilities....................................    2.6      12.2
Other assets less liabilities................    6.4       9.1
TOTAL........................................   100%      100%

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

  20
------
TWENTY

--------------------------------------------------ARTISAN MID CAP VALUE FUND----

We moved away from utilities as a group throughout the period due to a combination of target price realization and individual company disappointments. The most notable disappointments in the sector were Allegheny Energy, Inc. and Teco Energy, Inc. Each company was sold at a loss during the first six months of the period after it became apparent that our investment thesis was wrong.

TOP 10 HOLDINGS

COMPANY NAME                                      %
---------------------------------------------------------
Apache Corporation                               5.1%
---------------------------------------------------------
The Student Loan Corporation                     4.7
---------------------------------------------------------
Countrywide Financial Corporation                4.7
---------------------------------------------------------
Furniture Brands International, Inc.             3.6
---------------------------------------------------------
White Mountains Insurance Group, Ltd.            3.4
---------------------------------------------------------
Polo Ralph Lauren Corporation                    2.9
---------------------------------------------------------
Republic Services, Inc.                          2.7
---------------------------------------------------------
Nuveen Investments, Inc.                         2.7
---------------------------------------------------------
Zale Corporation                                 2.6
---------------------------------------------------------
XTO Energy Inc.                                  2.5
---------------------------------------------------------
TOTAL                                           34.9%

As a percentage of total net assets as of 6/30/03.

Much of the capital we took out of utilities we put back to work in consumer discretionary stocks. The three new additions to this sector were Furniture Brands, Michaels, and Polo. Each stock, as noted in the performance review, contributed to results.

The Fund's weight in financial services did not change much during the twelve months ended June 30, 2003 as our buying activity offset our selling. We reduced our position in property-casualty insurance stocks and sold Trizec and Alliance Capital Management Holding L.P., which had disappointed, and Fidelity National Financial, Inc., which had reached our target price. Most of the offsetting purchases were made during the final three months of the fiscal year. Included in the list of purchases were Washington Federal, Inc., TCF Financial Corporation and Wesco Financial Corporation. Nuveen was one of the exceptions that we added early in the year.

Thank you for your continued support and confidence in our process.

FUND STATISTICS
Net Assets............................. $64.5 Mil.
Number of Holdings............................. 49
Median Market Cap....................... $3.2 Bil.
Weighted Avg. Market Cap................ $4.1 Bil.
Weighted Avg. Growth Rate (3-5 yr).......... 12.6%
Weighted Harmonic Avg. P/E (2003E).......... 12.4X

Fund statistics are as of 6/30/03.

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                                                                          21
                                                                      ----------
                                                                      TWENTY-ONE

ARTISAN
SMALL CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o For the 12 months ended June 30, 2003, Artisan Small Cap Fund outperformed the Russell 2000/R Index and slightly underperformed the Russell 2000/R Growth Index.

o Our security selection within technology added the most value to returns during the course of the year as many of our stocks posted strong gains.

o A poor performing retail industry and many weak financial services companies detracted the most from performance during the last 12 months.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to identify well-managed small companies whose growth and profit potential are not yet fully recognized by investors. During the security selection process, our analysis is aimed at addressing four questions about a company:

1) Is the company growing earnings?
2) Does the company have a competitive advantage?
3) Is the company investing capital wisely?
4) Is the company's stock trading at a reasonable price?

----PERFORMANCE REVIEW----------------------------------------------------------

Despite an extraordinary amount of volatility during the 12 months ended June 30, 2003, small-cap stocks ended the year just about where they began it.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN SMALL CAP FUND ($17,865)
         Russell 2000/R Growth Index ($13,202)
         Russell 2000/R Index ($19,311)
         Lipper Small-Cap Core Funds Index ($21,674)

                          ARTISAN   Russell               Lipper
                           SMALL     2000/R   Russell   Small-Cap
                           CAP      Growth     2000/R      Core
                           FUND      Index      Index   Funds Index
                          ------    -------    -------  ----------
  3/28/95 (inception)     10,000     10,000    10,000     10,000
                          10,050      9,963    10,022     10,005
                          11,520     10,951    10,962     10,707
                          12,650     12,197    12,044     11,874
    12/95                 13,283     12,377    12,305     12,193
                          14,059     13,088    12,933     13,036
                          14,785     13,853    13,580     13,903
                          14,160     13,735    13,626     13,989
    12/96                 14,858     13,771    14,335     14,475
                          14,150     12,326    13,594     13,683
                          16,459     14,490    15,797     16,003
                          18,627     16,942    18,149     18,686
    12/97                 18,226     15,554    17,541     17,693
                          19,566     17,401    19,305     19,618
                          18,883     16,402    18,405     18,712
                          13,976     12,735    14,697     14,595
    12/98                 15,771     15,745    17,094     17,049
                          13,891     15,480    16,167     15,610
                          15,672     17,763    18,681     17,992
                          15,530     16,889    17,500     17,224
    12/99                 18,795     22,529    20,728     20,489
                          21,211     24,621    22,196     22,602
                          20,759     22,806    21,357     22,241
                          19,685     21,900    21,594     22,866
    12/00                 18,531     17,476    20,102     21,909
                          17,744     14,819    18,794     20,243
                          20,774     17,483    21,479     23,353
                          16,571     12,574    17,014     19,268
    12/01                 20,795     15,864    20,602     23,471
                          20,481     15,553    21,422     24,308
                          17,886     13,112    19,633     22,199
                          13,575     10,290    15,431     17,919
    12/02                 14,833     11,063    16,382     18,957
                          14,427     10,634    15,646     17,978
     6/03                 17,865     13,202    19,311     21,674


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                                   1-YEAR    5-YEAR   INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Fund                          -0.11%    -1.10%     7.28%
--------------------------------------------------------------------------------
Russell 2000/R Index                            -1.64      0.97      8.30
--------------------------------------------------------------------------------
Russell 2000/R  Growth Index                     0.69     -4.25      3.42
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index               -2.37      2.98      9.82
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGE COMPANIES, HAVE UNDERPERFORMED THE STOCKS OF LARGER COMPANIES DURING SOME PERIODS AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE COMPANIES. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 79 for a description of each index.

    22
----------
TWENTY-TWO

------------------------------------------------------ARTISAN SMALL CAP FUND----

PERFORMANCE REVIEW
The fiscal year ended June 30, 2003 concluded better than it started. The first three months of the period experienced disappointing performance, due in part to selling pressure driven by weaker earnings, a poor economic outlook and the fear of war. The market rallied strongly through October and November 2002 and the Federal Reserve once again lowered interest rates in early November, but corporate spending remained muted. Unfortunately, the rally was short-lived and the market retreated in December 2002. Uncertainty appeared to drive lackluster performance as capital spending and consumer confidence slumped prior to the war, resulting in a poor beginning to 2003. Once it was apparent that the conflict in Iraq was coming to an end in April, consumer confidence rose and was supported further by record lows on mortgage rates, a new tax bill and a somewhat better profit picture for a number of companies. This resulted in a meaningful market rally and very strong returns for the last three months of the period.

SECTOR REVIEW
For the most part, our performance zigged and zagged with the broader market. The best performing sectors in the market were healthcare, technology and financials. However, both healthcare and technology followed the volatility of the market before finding strength. Both sectors began the year ended June 30, 2003 among the worst performers. Some of the early pressure in healthcare was due to pharmaceutical companies, but the industry performed relatively well for the rest of period. The technology area was less discriminating as most industries did poorly early on, but that same breadth also held true when the sector recovered as most industries performed very well to close out the period. The financial sector performed relatively well for most of the year, as banks and real estate companies among others benefited from the tailwinds associated with low interest rates and a booming housing market.

QUARTERLY TOTAL RETURNS

FUND/INDEX                            Q2 03     Q1 03     Q4 02     Q3 02
--------------------------------------------------------------------------------
Artisan Small Cap Fund                23.83%    -2.73%     9.27%   -24.10%
--------------------------------------------------------------------------------
Russell 2000/R  Growth Index          24.15     -3.88      7.51    -21.52
--------------------------------------------------------------------------------
Returns are not annualized.

After a rocky start, a number of our technology stocks posted solid gains and ended up adding the most value to the Fund. As a group, the stocks we invested in were up significantly more than the benchmark, realizing the lion's share of gains after the war ended, consumer confidence turned and earnings reports began to improve during the second quarter of 2003. We took advantage of opportunities to add to a number of ideas during the market downturn in the third calendar quarter of 2002. The largest contributors were broadband components provider GlobespanVirata, Inc., switching systems manufacturer Avocent Corporation, network solutions firm Tekelec and enterprise applications provider SERENA Software, Inc. Partially offsetting this success was an announcement of fraud by HPL Technologies. We exited the position, but not before getting hurt considerably.

Healthcare also represented a pocket of strength in the portfolio, led by managed care providers Mid Atlantic Medical Services, Inc. and Cobalt Corporation. A number of new purchases in this sector also performed very well, including generic drug company Taro Pharmaceutical Industries, Ltd. Taro tacked on a large part of its gains in the second quarter of 2003 after news of two pieces of potential reform that might benefit generic drug companies. Unfortunately, not all of our healthcare stocks were winners - First Horizon Pharmaceutical Corporation fell short of projections on a key drug and TheraSense, Inc. lost market share.

                                    [PHOTO]
                               CARLENE M. ZIEGLER
                              Portfolio Co-Manager

                                    [PHOTO]
                               MARINA T. CARLSON
                              Portfolio Co-Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM
                                                                        23
                                                                   ------------
                                                                   TWENTY-THREE

----ARTISAN SMALL CAP FUND------------------------------------------------------

A number of our other positive contributors were less concentrated, coming from a variety of sectors. Shuffle Master, Inc. and Alliance Gaming Corporation, both gaming machine suppliers, performed strongly as the soft economic environment left most of the gaming industry unaffected. Oil and gas exploration firm Cimarex Energy Company and security consultant Kroll, Inc. also performed very well.

The financial services sector, while strong for our benchmark, hurt Fund results. Compared to our benchmark, we did not own many stocks in that sector and most of the stocks we held posted weak returns. The most damaging was real estate company MeriStar Hospitality Corporation. It dropped considerably, due in part to low hotel occupancies that reduced cash flow and raised concerns about the company's ability to service its debt.

Some of the worst performing areas of the market were those whose results typically hinge on a strong economy, including a number of consumer-related industries, industrials, and transportation. Companies in consumer-related businesses had a variety of factors working against them. First, the stock market wrapped up its third calendar year of negative returns in 2002, hurting overall consumer wealth. Second, the overhang of a potential conflict in Iraq and ultimately a lot of uncertainty about its outcome hurt consumer confidence. Third, the employment situation was poor as many companies imposed layoffs in an effort to control costs. Taken together, the average consumer was hesitant to spend, hurting sales and earnings for many companies that rely on their purchases. As a result, a number of our retail stocks ended up performing poorly. Excluding some recent successes, such as Christopher & Banks Corporation, as the market has rallied and sales have begun to improve, results in this area were largely disappointing as consumers spent with caution.

Industrial companies are generally more reliant on business spending. Consequently, an uncertain economic outlook that contributed to lower capacity utilization rates and sluggish capital expenditures hurt these companies. The Manitowoc Company, Inc., Technitrol, Inc., and Axcelis Technologies, Inc. were a few of our industrials holdings that were hurt by these economic headwinds. The transportation area was hurt by lower travel since 9/11 and weaker business trends, which weighed on trucker USF Corporation and Atlantic Coast Airlines Holdings, Inc.

BIGGEST GAINERS                                  %
                                                 --
GlobespanVirata, Inc.........................   61.2%
Christopher & Banks Corporation..............   48.8
Avocent Corporation..........................   41.3
Tekelec......................................   32.5
Mid Atlantic Medical Services, Inc...........   31.2

BIGGEST LOSERS                                   %
                                                ---
HPL Technologies, Inc........................  -81.6%
MeriStar Hospitality Corporation.............  -57.2
First Horizon Pharmaceutical Corporation.....  -56.2
Duane Reade Inc..............................  -54.6
Insight Enterprises, Inc.....................  -53.0

For the year ended June 30, 2003, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

SECTOR DIVERSIFICATION
                                                6/03      6/02
                                               ------    ------
Auto & Transportation........................    4.2%      4.4%
Consumer Discretionary.......................   21.4      22.0
Consumer Staples.............................    2.0       1.9
Financial Services...........................    9.8      13.3
Healthcare...................................   17.0      13.3
Integrated Oils..............................    1.2       0.0
Materials & Processing.......................    4.8       4.6
Other Energy.................................    5.6       8.2
Producer Durables............................    9.1      10.6
Technology...................................   18.9      16.8
Utilities....................................    2.8       3.1
Other assets less liabilities................    3.2       1.8
TOTAL........................................   100%      100%

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

     24
-----------
TWENTY-FOUR

------------------------------------------------------ARTISAN SMALL CAP FUND----

FUND CHANGES
A snapshot of the portfolio at the beginning and end of the last 12 months does not provide a complete picture of the changes made during the year, but it does give an indication of how we responded to changing market conditions.

Technology and healthcare stocks have increased as a percentage of the portfolio. The additions to technology were primarily in the semi-conductor and electronics industries. Two notable examples are Plexus Corporation and Semtech Corporation. In the communications area, we sold WebEx Communications, Inc. after it reached our price target and reduced Avocent Corporation and Tekelec after both rose considerably. In the healthcare sector, we added names in the medical systems and services areas as well as the instrument and supplies industry. American Medical Systems Holdings, Inc. (medical device supplier for urological disorders) was one of the new additions in the instrument and supplies industry and as of June 30, 2003 it was a Top 10 Holding. VCA Antech, Inc., an animal healthcare services company, was another addition.

TOP 10 HOLDINGS

COMPANY NAME                                                 %
--------------------------------------------------------------------------------
Charles River Laboratories International, Inc.              2.1%
--------------------------------------------------------------------------------
Axcelis Technologies, Inc.                                  2.0
--------------------------------------------------------------------------------
RARE Hospitality International, Inc.                        2.0
--------------------------------------------------------------------------------
Kroll, Inc.                                                 1.9
--------------------------------------------------------------------------------
Waste Connections, Inc.                                     1.9
--------------------------------------------------------------------------------
Alliance Gaming Corporation                                 1.9
--------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.                     1.8
--------------------------------------------------------------------------------
DRS Technologies, Inc.                                      1.8
--------------------------------------------------------------------------------
Selective Insurance Group, Inc.                             1.7
--------------------------------------------------------------------------------
Linens 'n Things, Inc.                                      1.7
--------------------------------------------------------------------------------
TOTAL                                                       18.8%

As a percentage of total net assets as of 6/30/03.

In the retail industry we sold Insight Enterprises, Inc., Tweeter Home Entertainment Group, Inc. and ValueVision Media, Inc., all based on reduced growth prospects. Within financial services, we reallocated some capital from banks to property-casualty insurers, securities firm Jefferies Group, Inc. and services company FactSet Research Systems, Inc. In addition, we eliminated most of our real estate exposure by selling Medical Office Properties, Inc. and MeriStar Hospitality Corporation. Our energy exposure fell after we sold Willbros Group, Inc., an engineering and construction company, because projects were delayed.

As always, we thank you for your continued support and confidence.

FUND STATISTICS
Net Assets............................ $116.0 Mil.
Number of Holdings............................. 78
Median Market Cap....................... $755 Mil.
Weighted Avg. Market Cap................ $854 Mil.
Weighted Avg. Growth Rate (3-5 yr).......... 18.4%
Weighted Harmonic Avg. P/E (2003E).......... 19.5X
Median P/E (2003E).......................... 21.6X

Fund statistics are as of 6/30/03.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                         25
                                                                    -----------
                                                                    TWENTY-FIVE

ARTISAN
SMALL CAP VALUE
FUND

----HIGHLIGHTS------------------------------------------------------------------

o For the 12 months ended June 30, 2003, Artisan Small Cap Value Fund outperformed the Russell 2000/R Index and the Russell 2000/R Value Index.

o Consumer discretionary, financial services, as well as the oil industry, contributed positively to performance.

o The largest drags on performance were our holdings in the materials and processing sector.

----INVESTMENT APPROACH---------------------------------------------------------

Our goal is to invest in companies that are priced below our estimate of the value of the business and that provide a controlled level of risk. It is important to complement stock price value with a company that is financially strong and possesses favorable economics. Our focus is on individual companies, rather than on economic or market trends.

The Fund often finds investment opportunities in companies that are in the midst of a turnaround, are undiscovered or unsponsored, have hidden assets, and/or are in the process of a major change.

----PERFORMANCE REVIEW----------------------------------------------------------

During the twelve months ended June 30, 2003, Artisan Small Cap Value Fund outperformed the Russell 2000/R Value Index in three of four quarters.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN SMALL CAP VALUE FUND ($16,887)
         Russell 2000/R Value Index ($13,610)
         Russell 2000/R Index ($10,703)
         Lipper Small-Cap Value Funds Index ($13,135)

                         ARTISAN    Russell               Lipper
                        SMALL CAP    2000/R  Russell   Small-Cap
                          VALUE      Value    2000/R      Value
                           FUND      Index     Index   Funds Index
                          ------    -------   -------  ----------
  9/29/97 (inception)     10,000    10,000    10,000     10,000
                           9,990    10,051    10,058     10,041
                          10,310    10,220     9,722      9,881
                          11,220    11,073    10,700     10,769
                          11,370    10,673    10,201     10,295
                           9,079     8,765     8,146      8,277
    12/98                  9,717     9,560     9,474      9,218
                           9,270     8,634     8,960      8,247
                          11,258    10,063    10,354      9,755
                          10,790     9,276     9,699      9,015
    12/99                 11,215     9,418    11,488      9,339
                          11,391     9,778    12,302      9,730
                          11,733     9,969    11,837      9,858
                          12,517    10,700    11,968     10,535
    12/00                 13,550    11,568    11,141     10,904
                          13,794    11,680    10,416     11,175
                          15,114    13,040    11,904     12,595
                          13,330    11,301     9,430     10,781
    12/01                 15,589    13,190    11,418     12,781
                          17,052    14,454    11,873     13,801
                          16,573    14,147    10,881     13,238
                          13,856    11,135     8,553     10,745
    12/02                 14,896    11,683     9,079     11,349
                          14,306    11,090     8,671     10,695
     6/03                 16,887    13,610    10,703     13,135


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                                    1-YEAR    5-YEAR  INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund                     1.90%     8.23%     9.54%
--------------------------------------------------------------------------------
Russell 2000/R Value Index                      -3.80      4.98      5.51
--------------------------------------------------------------------------------
Russell 2000/R Index                            -1.64      0.97      1.19
--------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Index              -0.78      4.99      4.86
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON
DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID, HAVE UNDERPERFORMED THE STOCKS OF LARGER COMPANIES DURING SOME PERIODS AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 79 for a description of each index.

    26
----------
TWENTY-SIX

------------------------------------------------ARTISAN SMALL CAP VALUE FUND----

PERFORMANCE DISCUSSION
Since 1945, the third quarter of the calendar year has tended to be the toughest quarter of the year for stocks. That quarter happens to coincide with the first quarter of our fiscal year ended June 30, 2003 and history repeated itself in a harsh fashion. In an uncertain economic environment, just about every area of the market suffered as earnings broadly disappointed, contributing to high volatility. That downward trend in performance continued through September 2002 and into October before recovering. The one piece of good news that may receive some credit for the rebound was another interest rate cut by the Federal Reserve. However, that occurred in November and we were unimpressed by the rest of the news. The market moved higher in the early part of January, after tailing off some in December. The grim realities of geopolitical strife and economic stress then appeared to reassert their influence on expectations and valuations, driving the market lower into March. Performance then turned strongly upward during April, coincident with the end of the war in Iraq and a return of investor optimism. In glaring contrast to the first three months of the fiscal year, the last three months saw just about every area of the market show positive results. After all of the activity, the Russell 2000/R Value Index ended the fiscal year off from where it started.

The 12 months ended June 30, 2003 was a rough period to be an investor. We are glad that we were able to produce a positive return for our shareholders. Our goal is to add value by being individual stock selectors. In fact, as discussed below, the best performing areas of the market were generally where we were underweighted. However, our security selection was strong enough to offset that disadvantage.

QUARTERLY TOTAL RETURNS

FUND/INDEX                           Q2 03      Q1 03     Q4 02     Q3 02
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund         18.04%     -3.97%     7.51%   -16.39%
--------------------------------------------------------------------------------
Russell 2000/R Value Index           22.72      -5.08      4.92    -21.29
--------------------------------------------------------------------------------
Returns are not annualized.

SECTOR REVIEW
Consumer confidence was low through most of the fiscal year ended June 30, 2003, but ended on a higher note. As a result, a number of stocks in the consumer discretionary sector performed well for the Fund, generating most of their gains in the last three months of the period. The end of the war in Iraq, the signing of a new tax bill and low mortgage rates were a few factors that created a foundation for increased consumer spending. That helped fuel demand for stocks that would stand to benefit from increased spending, such as Fund holdings ADVO, Inc., Zale Corporation, Ethan Allen Interiors, Inc., and IHOP Corporation, which provided solid performance in an otherwise weak sector. The main disappointment in the consumer area was Footstar, Inc.

Energy stocks started and ended the period as the largest overweight relative to our benchmark. Our commitment to that area has been based on our opinion that the supply/demand dynamics for oil and gas were favorable. Oil and gas prices have been high relative to recent history, providing a positive platform for earnings growth. On an industry basis we own a broad basket of production companies as opposed to the more leveraged service companies. The group of production firms we owned contributed appreciably to Fund returns. Forest Oil Corporation, one of our larger holdings, offset some of the gains after falling due, in part, to the sale of shares by certain large stockholders.

                                    [PHOTO]
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    [PHOTO]
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                         27
                                                                    ------------
                                                                    TWENTY-SEVEN

----ARTISAN SMALL CAP VALUE FUND------------------------------------------------

The number of financial services stocks we owned throughout the course of the fiscal year was light relative to the Russell 2000/R Value Index. At various points during the year, that posture hurt our relative performance. Banks and REIT's, both large weights in the index, on average performed well, but we held a limited number of them. However, we did not miss out entirely on gains in financial services. Two of our larger holdings, title insurance companies LandAmerica Financial Group, Inc. and Stewart Information Services Corporation, performed very strongly, more than offsetting that allocation disadvantage. Both were helped, to a large degree, by the favorable interest rate environment that encouraged a significant amount of mortgage refinancing activity.

Our materials and transportation stocks were the largest drag on Fund performance. In the early part of 2003, AK Steel sank dramatically for a variety of reasons and deteriorated to the point we no longer felt comfortable holding the stock, but not before realizing a large loss on the sale. The significant appreciation of Schnitzer Steel helped to cushion this blow, but we nonetheless lost money in the materials sector. Our transportation stocks, such as trucker USF Corporation, recreational vehicle manufacturer Fleetwood Enterprises, Inc. and thermal systems company Modine Manufacturing, were all under the pressure of a soft economy that hurt demand for their products and services.

Healthcare, technology and utilities, while all strong contributors for our benchmark, posted mixed results for the Fund. We were underweight each sector compared to the Russell 2000/R Value Index. Our healthcare stocks, with one exception, were all positive and contributed to results. Technology stock performance in the Fund was more balanced. We had a number of winners and losers that netted out to a small positive contribution. Our best performing stock in the sector was Internet Security Systems, Inc., a provider of network security software and services. It turned out to be a well-timed purchase that appreciated significantly during the October and November 2002 market rally. The utilities positions in the Fund, as a group, lost money.

BIGGEST GAINERS                                       %
                                                     ---
Schnitzer Steel Industries Inc. - Class A.........   89.5%
Internet Security Systems, Inc....................   53.7
LandAmerica Financial Group, Inc..................   41.8
IHOP Corporation..................................   33.8
Stewart Information Services Corporation..........   32.8

BIGGEST LOSERS                                        %
                                                     ---
Footstar, Inc.....................................  -82.3%
AK Steel Holding Corporation......................  -74.7
Fleetwood Enterprises, Inc........................  -52.5
Modine Manufacturing Company......................  -41.0
USF Corporation...................................  -21.4

For the year ended 6/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

FUND CHANGES
The most significant change in sector exposure from the beginning to the end of the fiscal year ended June 30, 2003 was in consumer discretionary. Throughout the period we found a number of new ideas in the sector. Some of the new investment in the sector was driven by a reallocation of capital from utilities, producer durables and to a smaller extent materials and processing and technology stocks. Our commitment to energy stocks was relatively unchanged.

SECTOR DIVERSIFICATION
                                                6/03      6/02
                                               ------    ------
Auto & Transportation........................    9.1%      7.3%
Consumer Discretionary.......................   26.3      12.0
Consumer Staples.............................    0.5       1.2
Financial Services...........................   13.0      15.4
Healthcare...................................    1.7       0.8
Integrated Oils..............................    1.0       0.0
Materials & Processing.......................   16.2      18.3
Other........................................    0.0       1.4
Other Energy.................................   16.3      16.2
Producer Durables............................    5.4       9.0
Technology...................................    2.0       3.4
Utilities....................................    3.0       8.0
Other assets less liabilities................    5.5       7.0
TOTAL........................................   100%      100%

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

     28
------------
TWENTY-EIGHT

------------------------------------------------ARTISAN SMALL CAP VALUE FUND----

In the consumer discretionary sector, the majority of the changes were made in the final nine months of the period. A number of factors were in play that provided an opportunity for us to buy stocks that met our investment parameters. Some examples include sagging consumer confidence, the threat of war and a number of earnings and/or sales disappointments. We added restaurant firm IHOP, information management company ProQuest, household furnisher Ethan Allen Interiors, and shoe retailer Payless ShoeSource, Inc. IHOP ended the period as a Top 10 Holding. Among other factors, we liked its new franchise model, management's authorization to repurchase shares and its announced dividend.

TOP 10 HOLDINGS

COMPANY NAME                                           %
-----------------------------------------------------------------
Kellwood Company                                      3.6%
-----------------------------------------------------------------
Zale Corporation                                      3.5
-----------------------------------------------------------------
Centex Construction Products, Inc.                    2.9
-----------------------------------------------------------------
ADVO, Inc.                                            2.8
-----------------------------------------------------------------
Stewart Information Services Corporation              2.5
-----------------------------------------------------------------
LandAmerica Financial Group, Inc.                     2.5
-----------------------------------------------------------------
Forest Oil Corporation                                2.4
-----------------------------------------------------------------
IHOP Corporation                                      2.2
-----------------------------------------------------------------
Scottish Annuity & Life Holdings, Ltd.                2.1
-----------------------------------------------------------------
Stone Energy Corporation                              2.0
-----------------------------------------------------------------
TOTAL                                                26.5%

As a percentage of total net assets as of 6/30/03.

The stocks we sold in utilities, producer durables, materials and processing, and technology were generally the result of target price realization, discovery of a more intriguing alternative, or investment case deterioration. From the durables sector we sold Briggs & Stratton Corporation, which was one of our top ten positions at the beginning of the period, when it hit our target price range.

In the technology sector, our holdings increased before being pared back. In the past, we haven't found many opportunities to buy stocks of companies in the vanguard of technological change. However, prices had fallen considerably in the period leading up to June 30, 2002 and even more so during July, August and September, so we stepped up our buying accordingly. Our emphasis in the area was more on software and fee-oriented companies and less on chip or hardware-oriented firms. One of the largest and most profitable holdings in technology was Internet Security Systems, Inc., discussed above, which we sold during the fiscal year.

In general, we were sellers of utility stocks starting in October 2002. Our purchases of those stocks were made primarily during the first two calendar quarters of 2002. Our financial services weight is slightly lower mainly due to the sale of John Hancock Bank & Thrift and two REIT's, Essex Property Trust, Inc. and Federal Realty Investment Trust.

Thank you for your continued support and confidence in our process.

FUND STATISTICS
Net Assets............................ $702.5 Mil.
Number of Holdings............................. 94
Median Market Cap....................... $686 Mil.
Weighted Avg. Market Cap................ $832 Mil.
Median P/B Value............................. 1.5X
Median P/E Ratio (2003E).................... 14.0X

Fund statistics are as of 6/30/03.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                         29
                                                                    -----------
                                                                    TWENTY-NINE

                                     -----
                                     ARTIX
                                     -----
ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - June 30, 2003

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
COMMON AND PREFERRED STOCKS - 98.8%

AUSTRALIA - 1.1%
  Commonwealth Bank of Australia                   2,945,390        $ 58,440,513
  National Australia Bank Ltd.                     1,484,491          33,391,514
                                                                  --------------
                                                                      91,832,027
BELGIUM - 1.8%
  Colruyt N.V.                                        11,576             801,581
  Interbrew                                        6,596,708         146,825,194
                                                                  --------------
                                                                     147,626,775
BRAZIL - 1.1%
  Banco Bradesco S.A.                          3,767,729,000          14,098,514
  Banco Itau Holding Financeira S.A.             178,301,400          11,879,693
  Companhia de Bebidas das Americas - (ADR)          158,400           3,223,440
  Petroleo Brasileiro S.A. - (ADR)                   982,500          19,414,200
  Telesp Celular Participacoes S.A.,
     Preferred - (ADR)(1)                          9,544,900          37,225,110
                                                                  --------------
                                                                      85,840,957
CANADA - 3.3%
  CanWest Global Communications
     Corporation(1)(2)                             4,004,998          25,552,818
  Corus Entertainment, Inc., Class B(1)(2)         2,929,750          49,162,318
  EnCana Corporation                               3,712,600         141,575,822
  Research In Motion Limited(1)(3)                   728,771          15,748,741
  Telus Corporation                                2,313,400          40,799,110
                                                                  --------------
                                                                     272,838,809
CHINA - 0.4%
  PetroChina Company Ltd.                         94,868,500          28,588,957

DENMARK - 0.9%
  A P Moller - Maersk A/S                              1,566           8,483,995
  Novo-Nordisk A/S, Class B                        1,811,550          63,512,488
                                                                  --------------
                                                                      71,996,483
FRANCE - 7.4%
  Axa                                              4,901,785          76,173,158
  Carrefour S.A.                                   3,988,968         195,829,140
  JC Decaux S.A.(1)                                8,355,316         104,756,681
  Orange S.A.(1)                                     951,733           8,462,272
  Rhodia S.A.(2)                                   8,837,821          57,232,926
  Sanofi-Synthelabo S.A.                           1,694,711          99,416,433
  Technip - Coflexip S.A.                            138,149          12,108,632
  Vivendi Universal S.A.                           2,537,011          46,253,433
                                                                  --------------
                                                                     600,232,675
  30
------
THIRTY

                                     -----
                                     ARTIX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
GERMANY - 12.7%
  Allianz AG                                       3,600,002      $  299,718,585
  Deutsche Boerse AG                               2,415,989         128,194,904
  Deutsche Telekom AG(1)                           5,718,400          87,416,188
  Henkel KGaA                                      2,901,743         179,937,064
  KDG Investors, L.P.(1)(4)(5)                                           400,000
  Linde AG                                         3,492,083         129,500,649
  Muenchener Rueckversicherungs-
     Gesellschaft AG                               2,084,405         212,857,815
                                                                  --------------
                                                                   1,038,025,205
IRELAND - 0.0%(6)
  Allied Irish Banks PLC                              42,831             640,955

ITALY - 2.1%
  Banca Nazionale del Lavoro S.p.A.(1)            14,142,007          23,749,598
  Mediaset S.p.A.                                  1,391,245          11,794,063
  Telecom Italia S.p.A.                           25,341,043         139,038,546
                                                                  --------------
                                                                     174,582,207
JAPAN - 5.6%
  Honda Motor Co., Ltd.                            6,256,300         237,505,027
  Japan Tobacco, Inc.                                 17,364          94,023,912
  Promise Co., Ltd.                                2,068,250          77,480,643
  Yamanouchi Pharmaceutical Co., Ltd.              1,801,300          47,040,749
                                                                  --------------
                                                                     456,050,331
KOREA - 0.0%(6)
  KT Corporation - (ADR)                              45,700             900,747

LUXEMBOURG - 0.5%
  RTL Group                                          849,486          40,648,255

MEXICO - 7.3%
  Fomento Economico Mexicano S.A. de C.V. (ADR)    1,796,334          74,008,961
  Grupo Modelo S.A. de C.V., Series C (ADR)(2)    33,674,300          76,697,291
  Grupo Televisa S.A. (ADR)                        3,592,600         123,944,700
  Telefonos de Mexico S.A. de C.V. (ADR)           6,247,840         196,307,133
  Wal-Mart de Mexico S.A. de C.V., Series V       40,927,400         120,673,065
                                                                  --------------
                                                                     591,631,150
NETHERLANDS - 9.4%
  ABN Amro Holding N.V.                            8,140,800         155,909,894
  ASML Holding N.V.(1)                             7,754,346          73,763,759
  Fortis (NL) N.V.                                12,541,576         216,389,272
  Heineken N.V.                                      653,756          23,236,276
  Royal Dutch Petroleum Company, NY Shares(3)      3,136,160         146,207,779
  Unilever N.V.                                    1,356,550          72,900,582
  Wolters Kluwer N.V.                              6,251,112          75,498,606
                                                                  --------------
                                                                     763,906,168
POLAND - 0.3%
  Bank Pekao S.A.                                    999,864          25,925,822

PORTUGAL - 0.7%
  Portugal Telecom, SGPS, S.A.                     7,892,332          56,647,701

                                                                          31
                                                                      ----------
                                                                      THIRTY-ONE

                                     -----
                                     ARTIX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
RUSSIA - 0.5%
  LUKOIL - (ADR)                                     561,600       $  44,422,560

SINGAPORE - 0.9%
  DBS Group Holdings Ltd.                         12,301,807          71,962,864

SPAIN - 5.6%
  Banco Bilbao Vizcaya Argentaria, S.A.              822,400           8,655,587
  Industria de Diseno Textil, S.A.                 5,380,748         135,543,633
  Promotora de Informaciones, S.A.                 8,287,886          75,407,164
  Repsol YPF, S.A.                                 6,230,412         101,191,449
  Telefonica, S.A.(1)                             11,823,080         137,490,958
                                                                  --------------
                                                                     458,288,791
SWITZERLAND - 15.2%
  CIBA Specialty Chemicals AG(1)                   2,342,272         142,102,918
  Compagnie Financiere Richemont AG                  253,900           4,113,946
  Clariant AG(1)(2)                                8,999,193          82,561,404
  Credit Suisse Group                              5,125,600         135,193,578
  Julius Baer Holding Ltd., Class B                  260,306          63,940,213
  Nestle S.A., Class B                             1,312,811         271,478,747
  Novartis AG                                      3,535,453         140,204,410
  Roche Holding AG,  Bearer                           68,500           8,438,332
  Roche Holding AG - Genusschein                   1,407,200         110,620,746
  Swiss Re                                           642,333          35,666,685
  Serono S.A.                                        123,925          72,983,353
  UBS AG                                           3,130,510         174,521,995
                                                                  --------------
                                                                   1,241,826,327
UNITED KINGDOM - 22.0%
  BAE Systems PLC                                 49,938,951         117,625,385
  BT Group PLC                                     1,453,500           4,895,076
  Carlton Communications PLC                      17,470,084          43,747,617
  Compass Group PLC                               51,429,309         277,762,149
  Diageo PLC                                      22,924,551         245,161,290
  Granada PLC                                     88,967,620         133,819,728
  Imperial Chemical Industries PLC                54,671,863         110,925,694
  Kingfisher PLC                                  15,357,614          70,378,836
  Lloyds TSB Group PLC                            31,519,006         224,150,737
  Marks & Spencer Group PLC                       38,724,724         202,105,657
  Next PLC                                         7,492,682         127,128,532
  mmO2 PLC(1)                                      7,498,600           7,033,846
  Tesco PLC                                       62,293,968         225,752,400
                                                                  --------------
                                                                   1,790,486,947

                                                                  --------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $8,772,143,546)            8,054,902,713

    32
----------
THIRTY-TWO

                                     ------
                                     ARTIX
                                     ------

-----------------------------------------------------SCHEDULE OF INVESTMENTS----


                                                    PAR
                                                   AMOUNT              VALUE
                                                ============        ============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 0.7%
  Repurchase agreement with State Street Bank
     and Trust Company, 0.75%, dated 6/30/03,
     due 7/1/03, maturity value $60,201,254
     collateralized by $61,408,547 market
     value Federal Home Loan Bank Note,
     1.40% due 5/4/04. (Cost $60,200,000)        $60,200,000      $   60,200,000

TOTAL INVESTMENTS - 99.5% (cost $8,832,343,546)                    8,115,102,713

OTHER ASSETS LESS LIABILITIES - 0.5%                                  42,735,011
                                                                  --------------

TOTAL NET ASSETS - 100.0%(7)                                      $8,157,837,724
                                                                  ==============

(1)  Non-income producing security.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(3)  Principally traded in the United States.
(4) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(5) Private investment partnership which is restricted as to resale. Total investment cost of $10 million, made through capital contributions on 3/6/00, 7/10/00 and 5/15/01. Value at June 30, 2003 represents less than 0.01% of total net assets.
(6)  Represents less than 0.1% of total net assets.
(7)  Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt.

--------------------------------------------------------------------------------
Portfolio Diversification -  June 30, 2003

                                                   VALUE             PERCENTAGE
                                                ============        ============
Consumer Discretionary                        $1,628,434,080            20.0%
Consumer Staples                               1,887,638,026            23.1
Energy                                           493,509,399             6.1
Financials                                     2,048,942,540            25.1
Healthcare                                       542,216,511             6.7
Industrials                                      126,109,380             1.5
Information Technology                            89,512,500             1.1
Materials                                        522,323,590             6.4
Telecommunication Services                       716,216,687             8.8
Utilities                                                  -             0.0
                                             ---------------      --------------
TOTAL COMMON AND PREFERRED STOCKS              8,054,902,713            98.8
Total short-term investments                      60,200,000             0.7
                                             ---------------      --------------
TOTAL INVESTMENTS                              8,115,102,713            99.5
OTHER ASSETS LESS LIABILITIES                     42,735,011             0.5
                                             ---------------      --------------
TOTAL NET ASSETS                             $ 8,157,837,724           100.0%
                                             ===============      ==============

    The accompanying notes are an integral part of the financial statements.

                                                                        33
                                                                   ------------
                                                                   THIRTY-THREE

                                     -----
                                     ARTJX
                                     -----

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)

Schedule of Investments - June 30, 2003

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
COMMON AND PREFERRED STOCKS - 98.3%

AUSTRALIA - 2.9%
  John Fairfax Holdings Limited                    2,434,400       $   4,707,585
  RG Capital Radio Limited                         1,273,900           2,146,954
                                                                  --------------
                                                                       6,854,539
AUSTRIA - 3.0%
  Telekom Austria AG(1)                              639,776           7,270,717

BELGIUM - 3.4%
  Agfa Gevaert N.V.                                  136,030           2,893,103
  Colruyt N.V.                                        76,322           5,284,922
                                                                  --------------
                                                                       8,178,025
BRAZIL - 1.4%
  Telesp Celular Participacoes S.A., -
     Preferred - (ADR)(1)                            838,600           3,270,540

CANADA - 7.2%
  Agrium, Inc.                                        28,031             304,966
  CanWest Global Communications Corporation(1)(2)    364,800           2,327,509
  Corus Entertainment, Inc., Class B(1)(2)           178,800           3,000,332
  Four Seasons Hotels, Inc.(3)                        97,700           4,226,502
  Precision Drilling Corporation(1)                  193,500           7,253,306
                                                                  --------------
                                                                      17,112,615
CHILE - 1.1%
  Compania Cervecerias Unidas S.A. - (ADR)           163,700           2,633,933

DENMARK - 1.1%
  Radiometer A/S, B shares                            38,550           2,625,534

FRANCE - 5.9%
  Clarins S.A.                                        58,000           2,723,954
  JC Decaux S.A.(1)                                  359,958           4,513,056
  Rodriguez Group                                    114,466           6,260,649
  Tonnellerie Francois Freres                         39,261             695,464
                                                                  --------------
                                                                      14,193,123
GERMANY - 4.1%
  Celanese AG                                         14,133             344,312
  Depfa Bank PLC                                      47,772           3,722,846
  Stada Arzneimittel AG                               89,200           5,684,169
                                                                  --------------
                                                                       9,751,327
GREECE - 2.4%
  Chipita International S.A.                         540,550           2,300,541
  Coca-Cola Hellenic Bottling Company S.A.           214,500           3,547,959
                                                                  --------------
                                                                       5,848,500

    34
-----------
THIRTY-FOUR

                                     -----
                                     ARTJX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
HONG KONG - 2.4%
  Hong Kong Exchanges & Clearing Limited           2,488,000         $ 3,605,265
  Vitasoy International Holdings Limited           8,732,000           2,060,345
                                                                  --------------
                                                                       5,665,610
ITALY - 3.1%
  Davide Campari-Milano S.p.A.                       118,500           4,545,760
  Gruppo Editoriale L'Espresso S.p.A.                703,000           2,789,760
                                                                  --------------
                                                                       7,335,520
JAPAN - 4.3%
  C TWO-NETWORK Co., Ltd.                            124,500           3,510,992
  The Seiyu, Ltd.(1)                               1,460,000           3,581,327
  Yamaha Motor Co., Ltd.                             376,500           3,182,133
                                                                  --------------
                                                                      10,274,452
KOREA - 2.1%
  LG Household & Health Care Ltd.                    198,000           5,113,688

MEXICO - 2.2%
  Grupo Modelo S.A. de C.V., Series C(2)           2,365,100           5,386,801

NETHERLANDS - 7.3%.
  Euronext N.V.                                      156,800           3,893,956
  Koninklijke Grolsch N.V.                           200,290           5,096,086
  Laurus N.V. (1)                                  2,773,266           4,338,332
  N.V. Holdingmaatschappij De Telegraaf              248,750           4,005,747
                                                                  --------------
                                                                      17,334,121
PANAMA - 4.9%.
  Banco Latinoamericano de Exportaciones,
     S.A., E Shares(1)(2)(3)                       1,458,614          11,625,154

PORTUGAL - 1.4%
  Brisa-Auto Estradas de Portugal, S.A.              583,921           3,291,111

RUSSIA - 4.1%
  Vimpel-Communications - (ADR)(1)                   140,100           6,506,244
  Wimm-Bill-Dann Foods OJSC - (ADR)(1)               163,700           3,323,110
                                                                  --------------
                                                                       9,829,354
SINGAPORE - 2.6%
  Fraser & Neave Limited                           1,164,600           5,688,235
  Singapore Post Limited(1)                        1,200,000             463,439
                                                                  --------------
                                                                       6,151,674
SPAIN - 3.4%
  Baron de Ley S.A.(1)                                97,134           3,454,642
  Sogecable S.A.(1)                                  244,705           4,621,770
                                                                  --------------
                                                                       8,076,412
SWEDEN - 0.5%
  Elekta AB, B shares(1)                             106,800           1,322,443

                                                                         35
                                                                    -----------
                                                                    THIRTY-FIVE

                                     ------
                                     ARTJX
                                     ------

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
SWITZERLAND - 9.5%
  Baloise Holding Limited                            146,500        $  4,774,582
  Bank Sarasin & Cie AG, B shares                      1,122           1,394,614
  Clariant AG(1)(2)                                  265,600           2,436,697
  Schindler Holding AG,
     Participation Certificates(1)                    22,860           3,687,097
  Straumann Holding AG                                90,110           8,166,969
  Synthes-Stratec, Inc.                                2,950           2,123,668
                                                                  --------------
                                                                      22,583,627
THAILAND - 2.7%
  TelecomAsia Corporation Public
     Company Limited(1)                           18,616,300           3,075,429
  TT&T Public Company Limited(1)                  39,561,000           3,272,457
                                                                  --------------
                                                                       6,347,886
UNITED KINGDOM - 15.3%
  The Berkeley Group PLC                             370,700           4,599,338
  Bovis Homes Group PLC                              634,000           4,462,020
  Capital Radio PLC                                  299,700           2,551,178
  GWR Group PLC                                      550,287           2,009,694
  Intertek Group PLC                                 483,400           3,471,708
  J.D. Wetherspoon PLC                             1,591,078           6,153,952
  Maiden Group PLC                                   586,594           2,278,517
  SMG PLC(1)                                       4,023,640           5,553,316
  Trinity Mirror PLC                                 764,700           5,428,765
                                                                  --------------
                                                                      36,508,488

                                                                  --------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $206,768,005)                234,585,194

                                                    Par
                                                   Amount
                                                ============

SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 2.4%
  Repurchase agreement with
     State Street Bank and Trust
     Company, 0.75%, dated 6/30/03,
     due 7/1/03, maturity value
     $5,641,118, collateralized by
     $5,756,738 market value Federal
     Home Loan Bank Note, 1.40%,
     due 5/4/04 (Cost $5,641,000)                $ 5,641,000           5,641,000
                                                                  --------------

TOTAL INVESTMENTS - 100.7% (Cost $212,409,005)                       240,226,194

OTHER ASSETS LESS LIABILITIES - (0.7)%                               (1,644,757)
                                                                  --------------

TOTAL NET ASSETS - 100.0%(4)                                        $238,581,437
                                                                  ==============

(1)  Non-income producing security.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(3)  Principally traded in the United States.
(4)  Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

    36
----------
THIRTY-SIX

                                     -----
                                     ARTJX
                                     -----

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)

Portfolio Diversification - June 30, 2003

                                                   VALUE             PERCENTAGE
                                                ============        ============
Consumer Discretionary                           $74,818,777           31.4%
Consumer Staples                                  62,590,627           26.2
Energy                                             7,253,306            3.0
Financials                                        29,016,417           12.2
Healthcare                                        19,922,783            8.3
Industrials                                       10,913,355            4.6
Information Technology                             2,893,103            1.2
Materials                                          3,781,439            1.6
Telecommunication Services                        23,395,387            9.8
                                             ---------------      --------------
TOTAL COMMON AND PREFERRED STOCKS                234,585,194           98.3
Total short-term investments                       5,641,000            2.4
                                             ---------------      --------------
TOTAL INVESTMENTS                                240,226,194          100.7
OTHER ASSETS LESS LIABILITIES                    (1,644,757)           (0.7)
                                             ---------------      --------------
TOTAL NET ASSETS                                $238,581,437          100.0%
                                             ===============      ==============

    The accompanying notes are an integral part of the financial statements.

                                                                        37
                                                                   ------------
                                                                   THIRTY-SEVEN

                                     -----
                                     ARTKX
                                     -----

ARTISAN INTERNATIONAL
VALUE FUND (ARTKX)

Schedule of Investments - June 30, 2003

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
COMMON STOCKS - 95.1%

BERMUDA - 2.0%
  Accenture, Ltd., Class A(1)(2)                      18,250          $  330,142

CANADA - 1.6%
  Toronto Stock Exchange                               6,200             125,761
  Toronto Stock Exchange, 144A                         6,350             128,803
                                                                  --------------
                                                                         254,564

DENMARK - 7.3%
  Jyske Bank A/S                                      10,325             417,130
  Radiometer A/S, B Shares                             7,060             480,837
  Topdanmark A/S                                       8,070             295,424
                                                                  --------------
                                                                       1,193,391
FRANCE - 6.5%
  Aventis S.A.                                        10,345             570,097
  Vivendi Universal S.A.                              26,660             486,051
                                                                  --------------
                                                                       1,056,148
GERMANY - 7.1%
  Henkel KGaA                                          5,900             334,573
  Pfeiffer Vacuum Technology AG                       17,670             477,636
  Schering AG                                          7,130             349,211
                                                                  --------------
                                                                       1,161,420
HONG KONG - 2.6%
  Asia Satellite Telecommunications
     Holdings, Ltd.                                  260,500             429,259

ITALY - 4.8%
  Caltagirone Editore S.p.A.                          52,659             331,324
  Cementir S.p.A. Cementerie del Tirreno             158,600             445,128
                                                                  --------------
                                                                         776,452
JAPAN - 12.1%
  Ichiyoshi Securities Co., Ltd.                     135,000             409,995
  Meitec Corporation                                  25,400             773,518
  Nipponkoa Insurance Company, Ltd.                  137,000             462,934
  Tokyo Broadcasting System, Inc.                     27,000             329,573
                                                                  --------------
                                                                       1,976,020
MEXICO - 2.0%
  Grupo Aeroportuario del
     Sureste S.A. de C.V. (ADR)                       21,690             317,325

NETHERLANDS - 6.8%
  Euronext N.V.                                       19,184             476,414
  Hunter Douglas N.V.                                 14,455             482,179
  Koninklijke Numico N.V.                             10,000             154,133
                                                                  --------------
                                                                       1,112,726

     38
------------
THIRTY-EIGHT

                                     ------
                                     ARTKX
                                     ------

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
NEW ZEALAND - 4.7%
  Telecom Corporation of New Zealand, Ltd.           146,913          $  451,694
  Tower, Ltd.                                        355,639             313,007
                                                                  --------------
                                                                         764,701
NORWAY - 2.8%
  Statoil ASA                                         54,195             462,040

SWITZERLAND - 15.3%
  Givaudan S.A.                                        1,073             452,508
  Gurit-Heberlein AG                                     491             243,393
  Pargesa Holding AG                                     219             447,365
  PubliGroupe S.A.                                     1,902             320,847
  Schindler Holding AG                                 2,259             397,782
  Tamedia AG                                           4,265             258,753
  Tecan Group AG                                      13,000             373,187
                                                                  --------------
                                                                       2,493,835
UNITED KINGDOM - 19.5%
  Amdocs Limited(1)(2)                                 6,000             144,000
  Brit Insurance Holdings PLC                        358,800             467,035
  Cable & Wireless PLC (ADR)                          79,380             434,209
  Carpetright PLC                                     48,360             486,001
  Diageo PLC                                          47,290             505,732
  Lloyds TSB Group PLC                                40,000             284,464
  Michael Page International PLC                      40,000              72,728
  Rotork PLC                                          38,900             202,538
  Signet Group PLC                                   291,950             435,514
  Somerfield PLC                                      66,200             138,145
                                                                  --------------
                                                                       3,170,366

                                                                  --------------
TOTAL COMMON STOCKS (Cost $13,173,152)                                15,498,389

                                                    Par
                                                   Amount
                                                ============

SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 7.4%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%, dated
     6/30/03, due 7/1/03, maturity value
     $1,204,025, collateralized by
     $1,173,412 market value Federal Home
     Loan Bank Note, 1.40%, due 5/4/04 and
     $55,345 market value Federal National
     Mortgage Association Note, 1.72%,
     due 3/24/05 (Cost $1,204,000)                $1,204,000           1,204,000
                                                                  --------------


TOTAL INVESTMENTS - 102.5% (Cost $14,377,152)                         16,702,389

OTHER ASSETS LESS LIABILITIES - (2.5)%                                 (412,933)
                                                                  --------------


TOTAL NET ASSETS - 100.0%(3)                                       $  16,289,456
                                                                  ==============


(1)  Non-income producing security.
(2)  Principally traded in the United States.
(3)  Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                                                                        39
                                                                   ------------
                                                                    THIRTY-NINE

                                     -----
                                     ARTKX
                                     -----

ARTISAN INTERNATIONAL
VALUE FUND (ARTKX)

Portfolio Diversification - June 30, 2003

                                                   VALUE             PERCENTAGE
                                              ===============     ==============
Consumer Discretionary                           $ 3,130,241           19.2%
Consumer Staples                                   1,585,092            9.7
Energy                                               462,040            2.8
Financials                                         3,828,332           23.5
Healthcare                                         1,773,332           10.9
Industrials                                        2,241,526           13.8
Information Technology                               474,143            2.9
Materials                                            688,521            4.2
Telecommunication Services                         1,315,162            8.1
Utilities                                                  -              -
                                             ---------------      --------------
TOTAL COMMON STOCKS                               15,498,389           95.1
Total short-term investments                       1,204,000            7.4
                                             ---------------      --------------
TOTAL INVESTMENTS                                 16,702,389          102.5
OTHER ASSETS LESS LIABILITIES                      (412,933)           (2.5)
                                             ---------------      --------------
TOTAL NET ASSETS                                 $16,289,456          100.0%
                                             ===============      ==============

    The accompanying notes are an integral part of the financial statements.

  40
-----
FORTY

                                     -----
                                     ARTMX
                                     -----

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - June 30, 2003

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
COMMON STOCKS - 95.8%

AUTO & TRANSPORTATION - 4.4%
  AIR TRANSPORT - 3.4%
     Expeditors International of Washington, Inc.    459,700         $15,924,008
     FedEx Corporation                               294,100          18,243,023
     Southwest Airlines Co.                        4,217,100          72,534,120
                                                                  --------------
                                                                     106,701,151
  TRUCKERS - 1.0%
     Swift Transportation Co., Inc.(1)             1,658,800          30,886,856

CONSUMER DISCRETIONARY - 24.8%
  ADVERTISING AGENCIES - 3.4%
     Lamar Advertising Company(1)                  1,455,000          51,230,550
     Omnicom Group, Inc.                             772,800          55,409,760
                                                                  --------------
                                                                     106,640,310
  CABLE TELEVISION SERVICES - 0.8%
     EchoStar Communications Corporation(1)          772,800          26,754,336

  COSMETICS - 1.3%
     The Estee Lauder Companies, Inc.              1,225,800          41,101,074

  CONSUMER ELECTRONICS - 1.1%
     Electronic Arts, Inc.(1)                        116,800           8,642,032
     Yahoo!, Inc.(1)                                 760,200          24,904,152
                                                                  --------------
                                                                      33,546,184
  ENTERTAINMENT - 0.5%
     Pixar, Inc.(1)                                  239,800          14,589,432

  HOTEL/MOTEL - 1.5%
     Starwood Hotels & Resorts Worldwide, Inc.     1,620,000          46,315,800
  JEWELRY WATCHES & GEMSTONES - 0.8%
     Tiffany & Company                               726,200          23,732,216

  PUBLISHING: NEWSPAPERS - 1.1%
     The New York Times Company                      786,200          35,772,100

  RADIO & TV BROADCASTING - 1.8%
     Entercom Communications Corporation(1)          550,900          26,999,609
     Univision Communications, Inc.(1)             1,007,800          30,637,120
                                                                  --------------
                                                                      57,636,729

                                                                          41
                                                                      ---------
                                                                      FORTY-ONE

                                     -----
                                     ARTMX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
CONSUMER DISCRETIONARY (CONTINUED)
  RESTAURANTS - 1.5%
     Darden Restaurants, Inc.                        786,100         $14,920,178
     Wendy's International, Inc.                   1,059,300          30,687,921
                                                                  --------------
                                                                      45,608,099
  RETAIL - 6.4%
     Abercrombie & Fitch Company Class A(1)          879,300          24,980,913
     AnnTaylor Stores Corporation(1)                 471,400          13,647,030
     Costco Wholesale Corporation(1)               1,067,000          39,052,200
     InterActiveCorp(1)                              706,100          27,940,377
     Kohl's Corporation(1)                           548,200          28,166,516
     Staples, Inc.(1)                              1,147,500          21,056,625
     Williams-Sonoma, Inc.(1)                      1,359,000          39,682,800
     Zale Corporation(1)                             104,800           4,192,000
                                                                  --------------
                                                                     198,718,461
  SERVICES: COMMERCIAL - 3.7%
     Accenture, Ltd. Class A(1)                    1,726,300          31,228,767
     ARAMARK Corporation Class B(1)                  624,500          14,001,290
     Getty Images, Inc.(1)                           613,900          25,354,070
     Robert Half International, Inc.(1)            2,301,287          43,586,376
                                                                  --------------
                                                                     114,170,503
  TOYS - 0.9%
     Mattel, Inc.                                  1,524,600          28,845,432

CONSUMER STAPLES - 1.4%
  FOODS - 1.4%
     Dean Foods Company(1)                         1,378,950          43,436,925

FINANCIAL SERVICES - 12.4%
  BANKS: OUTSIDE NEW YORK CITY - 0.9%
     Comerica, Inc.                                  626,200          29,118,300

  FINANCIAL DATA PROCESSING SERVICES &
     SYSTEMS - 3.1%
     Fiserv, Inc.(1)                               1,152,500          41,040,525
     Paychex, Inc.                                 1,289,900          37,806,969
     SunGard Data Systems, Inc.(1)                   707,800          18,339,098
                                                                  --------------
                                                                      97,186,592
  FINANCIAL MISCELLANEOUS - 1.2%
     MGIC Investment Corporation                     772,800          36,043,392

  INSURANCE: MULTI-LINE - 0.7%
     Arthur J. Gallagher & Company                   846,700          23,030,240

  INSURANCE: PROPERTY-CASUALTY - 2.3%
     Platinum Underwriters Holdings, Ltd.            923,800          25,071,932
     XL Capital Limited                              567,300          47,085,900
                                                                  --------------
                                                                      72,157,832
  INVESTMENT MANAGEMENT COMPANIES - 2.7%
     SEI Investments Company                       1,545,700          49,462,400
     T. Rowe Price Group, Inc.                       892,800          33,703,200
                                                                  --------------
                                                                      83,165,600

    42
---------
FORTY-TWO

                                     -----
                                     ARTMX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
FINANCIAL SERVICES (CONTINUED)
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.1%
     American Financial Realty Trust                 138,700        $  2,068,017

  SECURITIES BROKERAGE & SERVICES - 1.4%
     LaBranche & Co., Inc.                         1,093,000          22,614,170
     The Charles Schwab Corporation                2,196,900          22,166,721
                                                                  --------------
                                                                      44,780,891
HEALTHCARE - 13.7%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.6%
     Amgen, Inc.(1)                                  501,540          33,322,317
     Biogen, Inc.(1)                                 358,300          13,615,400
     IDEC Pharmaceuticals Corporation(1)             379,400          12,899,600
     Invitrogen Corporation(1)                       747,400          28,677,738
     Millennium Pharmaceuticals, Inc.(1)           1,431,100          22,511,203
                                                                  --------------
                                                                     111,026,258
  DRUGS & PHARMACEUTICALS - 2.3%
     Allergan, Inc.                                  306,500          23,631,150
     Mylan Laboratories, Inc.                      1,389,000          48,295,530
                                                                  --------------
                                                                      71,926,680
  ELECTRONICS: MEDICAL SYSTEMS - 0.9%
     Affymetrix, Inc.(1)                           1,419,000          27,968,490

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.6%
     Becton, Dickinson and Company                   579,600          22,517,460
     Boston Scientific Corporation(1)                699,500          42,739,450
     Zimmer Holdings, Inc.(1)                        337,000          15,181,850
                                                                  --------------
                                                                      80,438,760
  MISCELLANEOUS HEALTH CARE - 1.0%
     Alcon, Inc.                                     691,300          31,592,410

  HEALTHCARE MANAGEMENT SERVICES - OTHER - 3.3%
     Anthem, Inc.(1)                                 422,100          32,565,015
     Caremark Rx, Inc.(1)                          1,877,300          48,209,064
     WebMD Corporation(1)                          2,151,000          23,295,330
                                                                  --------------
                                                                     104,069,409
MATERIALS & PROCESSING - 3.7%
  CONTAINERS & PACKAGING: PAPER & PLASTIC - 2.4%
     Pactiv Corporation(1)                         2,119,700          41,779,287
     Smurfit-Stone Container Corporation(1)        2,664,800          34,722,344
                                                                  --------------
                                                                      76,501,631
  ENGINEERING & CONTRACTING SERVICES - 0.5%
     Fluor Corporation                               456,800          15,366,752

  PAINTS & COATINGS - 0.8%
     RPM International, Inc.                       1,781,200          24,491,500

OTHER - 0.8%
  MULTI-SECTOR COMPANIES - 0.8%
     Brunswick Corporation                           970,000          24,269,400


                                                                         43
                                                                    -----------
                                                                    FORTY-THREE

                                     -----
                                     ARTMX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
OTHER ENERGY - 6.5%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 5.3%
     Nabors Industries, Ltd.(1)                    1,565,400        $ 61,911,570
     Smith International, Inc.(1)                  1,343,700          49,367,538
     Weatherford International, Ltd.(1)            1,281,600          53,699,040
                                                                  --------------
                                                                     164,978,148
  UTILITIES: GAS PIPELINES - 1.2%
     The Williams Companies, Inc.                  4,803,200          37,945,280

PRODUCER DURABLES - 9.6%
  AEROSPACE - 0.6%
     Alliant Techsystems, Inc.(1)                    373,600          19,393,576

  DIVERSIFIED PRODUCTION - 1.6%
     Danaher Corporation                             731,800          49,798,990

  ELECTRICAL EQUIPMENT & COMPONENTS - 1.1%
     Molex, Inc.                                   1,225,800          33,084,342

  ELECTRONICS: INSTRUMENTS GAUGES & METERS - 1.5%
     Mettler-Toledo International, Inc.(1)           319,800          11,720,670
     Thermo Electron Corporation(1)                1,582,800          33,270,456
                                                                  --------------
                                                                      44,991,126
  IDENTIFICATION CONTROL & FILTER DEVICES - 0.4%
     Parker-Hannifin Corporation                     316,200          13,277,238

  MISCELLANEOUS EQUIPMENT - 1.9%
     W.W. Grainger, Inc.                           1,258,400          58,842,784

  PRODUCTION TECHNOLOGY EQUIPMENT - 2.5%
     KLA - Tencor Corporation(1)                     852,700          39,642,023
     Novellus Systems, Inc.(1)                     1,048,900          38,411,767
                                                                  --------------
                                                                      78,053,790
TECHNOLOGY - 17.5%
  COMMUNICATIONS TECHNOLOGY - 5.8%
     Advanced Fibre Communications, Inc.(1)        1,406,600          22,885,382
     Corning, Inc.(1)                              5,023,200          37,121,448
     Juniper Networks, Inc.(1)                     2,214,200          27,389,654
     Network Associates, Inc.(1)                   3,004,600          38,098,328
     Research In Motion Limited(1)                   329,900           7,129,139
     Symbol Technologies, Inc.                     2,325,100          30,249,551
     Tellabs, Inc.(1)                              2,811,300          18,470,241
                                                                  --------------
                                                                     181,343,743
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 5.6%
     Adobe Systems, Inc.                           1,492,300          47,858,061
     BEA Systems, Inc.(1)                          3,524,000          38,270,640
     Cognos, Inc.(1)                                 787,100          21,251,700
     Seagate Technology(1)                         2,098,500          37,038,525
     VERITAS Software Corporation(1)               1,066,000          30,562,220
                                                                  --------------
                                                                     174,981,146
    44
----------
FORTY-FOUR

                                     -----
                                     ARTMX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
TECHNOLOGY (CONTINUED)
  COMPUTER TECHNOLOGY - 2.8%
     EMC Corporation(1)                            3,201,900       $  33,523,893
     Ingram Micro, Inc.(1)                         1,531,200          16,843,200
     Network Appliance, Inc.(1)                    2,311,800          37,474,278
                                                                  --------------
                                                                      87,841,371
  ELECTRONICS: TECHNOLOGY - 1.1%
     Rockwell Automation, Inc.                     1,392,400          33,194,816

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 2.2%
     Linear Technology Corporation                 1,264,800          40,739,208
     Xilinx, Inc.(1)                               1,033,700          26,162,947
                                                                  --------------
                                                                      66,902,155
UTILITIES - 1.0%
  UTILITIES: GAS DISTRIBUTORS - 1.0%
     Kinder Morgan, Inc.                             594,500          32,489,425

                                                                  --------------
TOTAL COMMON STOCKS (Cost $2,651,643,965)                         $2,986,775,692


                                                    Par
                                                   Amount
                                                ============

SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 3.1%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%, dated
     6/30/03, due 7/1/03, maturity value
     $95,991,000, collateralized by
     $97,914,689 market value Federal
     Home Loan Bank Note, 1.40%, due 5/4/04
     (Cost $95,989,000)                          $95,989,000          95,989,000
                                                                   -------------

TOTAL INVESTMENTS -  98.9% (Cost $2,747,632,965)                   3,082,764,692

OTHER ASSETS LESS LIABILITIES - 1.1%                                  32,836,387
                                                                  --------------

TOTAL NET ASSETS - 100.0%(2)                                      $3,115,601,079
                                                                  ==============

(1) Non-income producing security.
(2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                         45
                                                                     ----------
                                                                     FORTY-FIVE

                                     -----
                                     ARTQX
                                     -----

ARTISAN
MID CAP VALUE FUND
(ARTQX)

Schedule of Investments - June 30, 2003

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
COMMON STOCKS - 93.6%

AUTO & TRANSPORTATION - 3.6%
  TRANSPORTATION MISCELLANEOUS - 1.8%
     Tidewater, Inc.                                  40,000        $  1,174,800

  TRUCKERS - 1.8%
     Swift Transportation Co., Inc.(1)                60,900           1,133,958

CONSUMER DISCRETIONARY - 15.5%
  HOUSEHOLD FURNISHINGS - 3.6%
     Furniture Brands International, Inc.(1)          87,800           2,291,580
  RESTAURANTS - 0.5%
     Brinker International, Inc.(1)                    8,500             306,170

  RETAIL - 4.7%
     Michaels Stores, Inc.                            35,800           1,362,548
     Zale Corporation(1)                              42,500           1,700,000
                                                                  --------------
                                                                       3,062,548
  SERVICES: COMMERCIAL - 2.7%
     Republic Services, Inc.(1)                       77,300           1,752,391

  TEXTILES: APPAREL MANUFACTURERS - 4.0%
     Liz Claiborne, Inc.                              20,800             733,200
     Polo Ralph Lauren Corporation                    71,800           1,851,722
                                                                  --------------
                                                                       2,584,922
CONSUMER STAPLES - 5.6%
  DRUG & GROCERY STORE CHAINS - 1.9%
     Safeway, Inc.(1)                                 59,600           1,219,416

  FOODS - 1.9%
     Tyson Foods, Inc. - Class A                     117,800           1,251,036

  TOBACCO - 1.8%
     Loews Corporation - Carolina Group               43,600           1,177,200

FINANCIAL SERVICES - 31.9%
  BANKS: OUTSIDE NEW YORK CITY - 1.8%
     TCF Financial Corporation                        29,200           1,163,328

  FINANCE: SMALL LOAN - 4.7%
     The Student Loan Corporation                     24,100           3,036,600

    46
---------
FORTY-SIX

                                     -----
                                     ARTQX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
FINANCIAL SERVICES (CONTINUED)
  INSURANCE: MULTI-LINE - 5.3%
     Alleghany Corporation(1)                          5,200         $   993,200
     Loews Corporation                                26,000           1,229,540
     Old Republic International Corporation           34,100           1,168,607
                                                                  --------------
                                                                       3,391,347
  INSURANCE: PROPERTY-CASUALTY - 6.8%
     Arch Capital Group, Ltd.(1)                      15,100             524,423
     Everest Re Group, Ltd.                            7,900             604,350
     PartnerRe, Ltd                                   20,500           1,047,755
     White Mountains Insurance Group, Ltd.             5,600           2,212,000
                                                                  --------------
                                                                       4,388,528
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 2.2%
     Avalonbay Communities, Inc.                      25,600           1,091,584
     ProLogis                                         11,297             308,408
                                                                  --------------
                                                                       1,399,992
  SAVINGS & LOANS - 3.7%
     Golden West Financial Corporation.               14,200           1,136,142
     Washington Federal, Inc.                         55,200           1,276,776
                                                                  --------------
                                                                       2,412,918
  SECURITIES BROKERAGE & SERVICES - 7.4%
     Countrywide Financial Corporation                43,400           3,019,338
     Nuveen Investments, Inc. - Class A               64,300           1,751,532
                                                                  --------------
                                                                       4,770,870
HEALTHCARE - 1.0%
  DRUGS & PHARMACEUTICALS - 1.0%
     Mylan Laboratories, Inc.                         17,900             622,383

MATERIALS & PROCESSING - 7.2%
  PAPER - 3.8%
     Domtar, Inc.                                    107,100           1,183,455
     MeadWestvaco Corporation                         51,319           1,267,579
                                                                  --------------
                                                                       2,451,034
  REAL ESTATE - 1.3%
     Catellus Development Corporation(1)              37,100             816,200

  STEEL - 2.1%
     Harsco Corporation                               38,700           1,395,135

OTHER - 1.6%
  MULTI-SECTOR COMPANIES - 1.6%
     Wesco Financial Corporation                       3,400           1,060,800

OTHER ENERGY - 14.0%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 0.9%
     Weatherford International, Ltd.(1)               12,800             536,320

  OFFSHORE DRILLING - 1.4%
     Diamond Offshore Drilling, Inc.                  43,700             917,263

  OIL: CRUDE PRODUCERS -  11.7%
     Apache Corporation                               50,473           3,283,774
     EOG Resources, Inc.                              33,300           1,393,272
     Newfield Exploration Company(1)                  33,300           1,250,415
     XTO Energy, Inc.                                 81,366           1,636,270
                                                                  --------------
                                                                       7,563,731

                                                                         47
                                                                    -----------
                                                                    FORTY-SEVEN

                                     -----
                                     ARTQX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
PRODUCER DURABLES - 8.0%
  DIVERSIFIED PRODUCTION - 3.4%
     Dover Corporation                                39,300        $  1,177,428
     Pentair, Inc.                                    26,800           1,046,808
                                                                  --------------
                                                                       2,224,236
  HOMEBUILDING - 0.5%
     Centex Corporation                                4,000             311,160

  IDENTIFICATION CONTROL & FILTER DEVICES - 2.0%
     Waters Corporation(1)                            43,700           1,272,981

  MACHINERY: INDUSTRIAL/SPECIALTY - 2.1%
     Ingersoll-Rand Company Limited - Class A         29,100           1,377,012

TECHNOLOGY - 2.6%
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 0.4%
     Cadence Design Systems, Inc.(1)                  21,300             256,878

  COMPUTER TECHNOLOGY - 0.4%
     Electronic Data Systems Corporation              11,200             240,240

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 1.8%
     Arrow Electronics, Inc.(1)                       77,200           1,176,528

UTILITIES - 2.6%
  UTILITIES: GAS DISTRIBUTORS - 1.1%
     Sempra Energy                                    24,200             690,426

  UTILITIES: TELECOMMUNICATIONS - 1.5%
     Telephone And Data Systems, Inc.                 19,800             984,060

                                                                  --------------
TOTAL COMMON STOCKS (Cost $53,288,948)                                60,413,991


                                                    Par
                                                   Amount
                                                ============

SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 6.2%
  Repurchase agreement with State Street Bank
     and Trust Company, 0.75%, dated 6/30/03,
     due 7/1/03, maturity value $3,986,083,
     collateralized by $4,066,824 market
     value Federal Home Loan Bank Note,
     1.40%, due 5/4/04 (Cost $3,986,000)        $  3,986,000           3,986,000
                                                                  --------------

TOTAL INVESTMENTS - 99.8% (Cost $57,274,948)                          64,399,991

OTHER ASSETS LESS LIABILITIES - 0.2%                                      98,072
                                                                  --------------

TOTAL NET ASSETS - 100.0%(2)                                         $64,498,063
                                                                  ==============

(1) Non-income producing security.
(2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

    48
-----------
FORTY-EIGHT

                                     -----
                                     ARTSX
                                     -----

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - June 30, 2003

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
COMMON STOCKS - 96.8%

AUTO & TRANSPORTATION - 4.2%
  AIR TRANSPORT - 0.9%
     AirTran Holdings, Inc.(1)                        99,400       $   1,040,718

  RAILROADS - 0.9%
     Genesee & Wyoming, Inc.(1)                       51,500           1,059,355

  TRUCKERS - 2.4%
     Pacer International, Inc.(1)                     97,200           1,833,192
     USF Corporation                                  34,600             933,162
                                                                  --------------
                                                                       2,766,354
CONSUMER DISCRETIONARY - 21.4%
  CASINOS & GAMBLING - 1.1%
     Shuffle Master, Inc.(1)                          44,600           1,310,794

  EDUCATION SERVICES - 0.5%
     Bright Horizons Family Solutions, Inc.(1)        16,500             553,740
  ENTERTAINMENT - 1.9%
     Alliance Gaming Corporation(1)                  115,900           2,191,669

  RADIO & TV BROADCASTING - 3.1%
     LIN TV Corporation, Class A(1)                   74,700           1,759,185
     Regent Communications, Inc.(1)                  323,700           1,909,830
                                                                  --------------
                                                                       3,669,015
  RESTAURANTS - 2.0%
     RARE Hospitality International, Inc.(1)          69,900           2,284,332

  RETAIL - 6.1%
     Christopher & Banks Corporation(1)               45,100           1,668,249
     Linens 'n Things, Inc.(1)                        81,300           1,919,493
     Men's Wearhouse, Inc.(1)                         75,200           1,643,120
     Stage Stores, Inc.(1)                            77,200           1,814,200
                                                                  --------------
                                                                       7,045,062
  SERVICES: COMMERCIAL - 6.7%
     The Advisory Board Company(1)                    27,100           1,098,092
     FTI Consulting, Inc.(1)                          60,350           1,506,940
     Harris Interactive, Inc.(1)                     110,300             726,877
     Kroll, Inc.(1)                                   83,400           2,256,804
     Waste Connections, Inc.(1)                       63,900           2,239,695
                                                                  --------------
                                                                       7,828,408

                                                                         49
                                                                     ----------
                                                                     FORTY-NINE

                                     -----
                                     ARTSX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
CONSUMER STAPLES - 2.0%
  BEVERAGE: BREWERS (WINERIES) - 0.1%
     The Boston Beer Company, Inc.(1)                 11,600         $   167,040

  BEVERAGE: SOFT DRINKS - 0.5%
     Peet's Coffee & Tea, Inc.(1)                     30,800             537,768

  FOODS - 1.4%
     American Italian Pasta Company, Class A(1)       39,200           1,632,680

FINANCIAL SERVICES - 9.8%
  BANKS: OUTSIDE NEW YORK CITY - 2.5%
     Community First Bankshares, Inc.                 53,800           1,468,740
     Greater Bay Bancorp                              70,300           1,435,526
                                                                  --------------
                                                                       2,904,266
  FINANCIAL INFORMATION SERVICES - 1.1%
     FactSet Research Systems, Inc.                   27,200           1,198,160

  INSURANCE: PROPERTY-CASUALTY - 4.1%
     IPC Holdings, Ltd.                               51,700           1,731,950
     Platinum Underwriters Holdings, Ltd.             39,700           1,077,458
     Selective Insurance Group, Inc.                  78,600           1,968,930
                                                                  --------------
                                                                       4,778,338
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.8%
     Innkeepers USA Trust                            141,500             962,200

  SECURITIES BROKERAGE & SERVICES - 1.3%
     Jefferies Group, Inc.                            29,900           1,488,721

HEALTHCARE - 17.0%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 2.1%
     Charles River Laboratories
       International, Inc.(1)                         75,700           2,436,026

  DRUGS & PHARMACEUTICALS - 2.5%
     Priority Healthcare Corporation, Class B(1)      86,100           1,597,155
     Taro Pharmaceutical Industries, Ltd.(1)          23,900           1,311,632
                                                                  --------------
                                                                       2,908,787
  ELECTRONICS: MEDICAL SYSTEMS - 2.4%
     Affymetrix, Inc.(1)                              69,700           1,373,787
     Zoll Medical Corporation(1)                      40,700           1,365,892
                                                                  --------------
                                                                       2,739,679
  HEALTH CARE FACILITIES - 1.3%
     United Surgical Partners International,
       Inc.(1)                                        65,500           1,479,645

  HEALTH CARE MANAGEMENT SERVICES - 1.6%
     Cobalt Corporation(1)                            17,200             353,460
     Mid Atlantic Medical Services, Inc.(1)           29,200           1,527,160
                                                                  --------------
                                                                       1,880,620

  50
-----
FIFTY

                                     -----
                                     ARTSX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
HEALTHCARE (CONTINUED)
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 5.6%
     American Medical Systems Holdings, Inc.(1)      123,400       $   2,081,758
     CTI Molecular Imaging, Inc.(1)                   89,500           1,692,445
     Respironics, Inc.(1)                             47,900           1,797,208
     Techne Corporation(1)                            31,800             964,812
                                                                  --------------
                                                                       6,536,223
  MEDICAL SERVICES - 1.5%
     VCA Antech, Inc.(1)                              87,400           1,710,418

INTEGRATED OILS - 1.2%
  OIL: INTEGRATED DOMESTIC - 1.2%
     Cimarex Energy Company(1)                        58,800           1,396,500

MATERIALS & PROCESSING - 4.8%
  BUILDING MATERIALS - 1.6%
     Hughes Supply, Inc.                              53,900           1,870,330
  BUILDING: ROOFING & WALLBOARD - 0.7%
     ElkCorp                                          36,300             816,750

  DIVERSIFIED MATERIALS & PROCESSING - 1.0%
     Olin Corporation                                 68,400           1,169,640

  PLASTICS - 1.5%
     Spartech Corporation                             82,000           1,739,220

OTHER ENERGY - 5.6%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES  - 4.5%
     Global Industries, Ltd.(1)                      299,900           1,445,518
     Pride International, Inc.(1)                     64,500           1,213,890
     Varco International, Inc.(1)                     86,100           1,687,560
     W-H Energy Services, Inc.(1)                     45,600             888,288
                                                                  --------------
                                                                       5,235,256
  OIL: CRUDE PRODUCERS - 1.1%
     Unit Corporation(1)                              59,400           1,242,054

PRODUCER DURABLES - 9.1%
  ELECTRICAL EQUIPMENT & COMPONENTS - 1.6%
     Technitrol, Inc.(1)                             123,400           1,857,170

  IDENTIFICATION CONTROL & FILTER DEVICES - 1.6%
     ESCO Technologies, Inc.(1)                       41,200           1,812,800

  MACHINERY: INDUSTRIAL/SPECIALTY - 1.6%
     Actuant Corporation, Class A(1)                  40,400           1,911,728

  PRODUCTION TECHNOLOGY EQUIPMENT - 3.4%
     Axcelis Technologies, Inc.(1)                   382,400           2,340,288
     Photronics, Inc.(1)                              95,300           1,662,985
                                                                  --------------
                                                                       4,003,273
  TELECOMMUNICATIONS EQUIPMENT - 0.9%
     Tollgrade Communications, Inc.(1)                54,500           1,016,425

                                                                          51
                                                                      ---------
                                                                      FIFTY-ONE

                                     -----
                                     ARTSX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
TECHNOLOGY - 18.9%
  COMMUNICATIONS TECHNOLOGY - 1.2%
     Avocent Corporation(1)                           24,800      $      742,264
     Tekelec(1)                                       63,700             719,810
                                                                  --------------
                                                                       1,462,074
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 5.9%
     Anteon International Corporation(1)              65,500           1,828,105
     Borland Software Corporation(1)                 136,200           1,330,674
     Hyperion Solutions Corporation(1)                26,000             877,760
     Manhattan Associates, Inc.(1)                    44,700           1,160,859
     Progress Software Corporation(1)                 29,500             611,535
     SERENA Software, Inc.(1)                         47,700             995,976
                                                                  --------------
                                                                       6,804,909
  ELECTRICAL & ELECTRONICS - 1.5%
     Plexus Corporation(1)                           149,200           1,720,276

  ELECTRONICS - 2.6%
     Aeroflex, Inc.(1)                               226,600           1,753,884
     Semtech Corporation(1)                           87,200           1,241,728
                                                                  --------------
                                                                       2,995,612
  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 5.9%
     DSP Group, Inc.(1)                               71,800           1,545,854
     Lattice Semiconductor Corporation(1)            183,600           1,511,028
     ParthusCeva, Inc.(1)                            132,800           1,082,320
     Planar Systems, Inc.(1)                          81,400           1,592,184
     Skyworks Solutions, Inc.(1)                     167,700           1,135,329
                                                                  --------------
                                                                       6,866,715
  ELECTRONICS: TECHNOLOGY - 1.8%
     DRS Technologies, Inc.(1)                        73,400           2,049,328

UTILITIES - 2.8%
  UTILITIES: TELECOMMUNICATIONS - 2.8%
     Boston Communications Group, Inc.(1)             82,000           1,404,660
     Commonwealth Telephone Enterprises, Inc.(1)      41,200           1,811,564
                                                                  --------------
                                                                       3,216,224

                                                                  --------------
TOTAL COMMON STOCKS (Cost $92,157,239)                               112,296,302

    52
---------
FIFTY-TWO

                                     -----
                                     ARTSX
                                     -----

----------------------------------------------------SCHEDULE OF INVESTMENTS-----

                                                    PAR
                                                   AMOUNT              VALUE
                                                ============        ============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 4.5%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%, dated
     6/30/03, due 7/1/03, maturity value
     $5,268,110, collateralized by $5,375,630
     market value Federal Home Loan Bank Note,
     1.40%, due 5/4/04 (Cost $5,268,000)          $5,268,000       $   5,268,000
                                                                  --------------

TOTAL INVESTMENTS - 101.3% (Cost $97,425,239)                        117,564,302

OTHER ASSETS LESS LIABILITIES - (1.3)%                               (1,527,540)
                                                                  --------------

TOTAL NET ASSETS - 100.0%(2)                                        $116,036,762
                                                                  ==============

(1) Non-income producing securities.
(2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                         53
                                                                    -----------
                                                                    FIFTY-THREE

                                     -----
                                     ARTVX
                                     -----

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - June 30, 2003

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
COMMON STOCKS - 94.5%

AUTO & TRANSPORTATION - 9.1%
  AUTO PARTS: AFTER MARKET - 1.5%
     Superior Industries International, Inc.         258,200       $  10,766,940

  AUTO PARTS: ORIGINAL EQUIPMENT - 1.8%
     BorgWarner, Inc.                                193,400          12,454,960

  RECREATIONAL VEHICLES & BOATS - 1.1%
     Polaris Industries, Inc.                        124,000           7,613,600

  SHIPPING - 1.9%
     Kirby Corporation(1)                            363,400          10,247,880
     Teekay Shipping Corporation                      70,000           3,003,000
                                                                  --------------
                                                                      13,250,880
  TRUCKERS - 2.8%
     Arkansas Best Corporation                       317,300           7,548,567
     USF Corporation                                 444,200          11,980,074
                                                                  --------------
                                                                      19,528,641

CONSUMER DISCRETIONARY - 26.3%
ADVERTISING AGENCIES - 2.8%
     ADVO, Inc.(1)                                   436,100          19,362,840

  COMMERCIAL INFORMATION SERVICES - 1.9%
     ProQuest Company(1)                             509,000          13,132,200

  CONSUMER ELECTRONICS - 0.9%
     Register.com, Inc.(1)                           500,600           2,933,516
     THQ, Inc.(1)                                    184,200           3,315,600
                                                                  --------------
                                                                       6,249,116
  HOUSEHOLD FURNISHINGS - 1.8%
     Ethan Allen Interiors, Inc.                     364,400          12,812,304

  PUBLISHING: MISCELLANEOUS - 0.5%
     Courier Corporation                              63,563           3,273,495

  RADIO & TV BROADCASTING - 0.5%
     World Wrestling Entertainment, Inc.             361,200           3,716,748

  RESTAURANTS - 2.7%
     IHOP Corporation                                496,100          15,661,877
     Papa John's International, Inc.(1)              120,200           3,371,610
                                                                  --------------
                                                                      19,033,487

    54
----------
FIFTY-FOUR

                                     -----
                                     ARTVX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
CONSUMER DISCRETIONARY (CONTINUED)
  RETAIL - 7.4%
     Neiman Marcus Group, Inc., Class A(1)            99,800       $   3,652,680
     Neiman Marcus Group, Inc., Class B(1)             9,800             338,100
     Payless ShoeSource, Inc.(1)                     997,300          12,466,250
     School Specialty, Inc.(1)                       389,300          11,079,478
     Zale Corporation(1)                             609,800          24,392,000
                                                                  --------------
                                                                      51,928,508
  SERVICES: COMMERCIAL - 3.0%
     BearingPoint, Inc.(1)                           964,700           9,309,355
     Cross Country Healthcare, Inc.(1)               265,800           3,505,902
     Medical Staffing Network Holdings, Inc.(1)      342,500           2,397,500
     Roto-Rooter, Inc.                               152,600           5,820,164
                                                                  --------------
                                                                      21,032,921
  TEXTILES APPAREL MANUFACTURERS - 3.6%
     Kellwood Company                                809,150          25,593,415

  WHOLESALERS -1.2%
     United Stationers, Inc.(1)                      236,000           8,536,120

CONSUMER STAPLES - 0.5%
  FOODS - 0.5%
     Ralcorp Holdings, Inc.(1)                       134,900           3,367,104

FINANCIAL SERVICES - 13.0%
  FINANCIAL MISCELLANEOUS - 4.9%
     LandAmerica Financial Group, Inc.               363,100          17,247,250
     Stewart Information Services Corporation(1)     628,900          17,514,865
                                                                  --------------
                                                                      34,762,115
  INSURANCE: LIFE - 2.1%
     Scottish Annuity & Life Holdings, Ltd.          722,100          14,593,641

  INSURANCE: MULTI-LINE - 0.9%
     PICO Holdings, Inc.(1)                          475,700           6,184,100

  INSURANCE: PROPERTY-CASUALTY - 3.0%
     Arch Capital Group, Ltd.(1)                     137,900           4,789,267
     IPC Holdings, Ltd.                              272,300           9,122,050
     White Mountains Insurance Group, Ltd.            18,000           7,110,000
                                                                  --------------
                                                                      21,021,317
  INVESTMENT MANAGEMENT COMPANIES - 0.9%
     Capital Southwest Corporation                   105,800           6,073,978

  REAL ESTATE INVESTMENT TRUSTS (REIT) - 1.0%
     Chateau Communities, Inc.                        58,400           1,728,056
     Cousins Properties, Inc.                        188,100           5,247,990
                                                                  --------------
                                                                       6,976,046
  SAVINGS & LOANS - 0.2%
     Superior Financial Corporation                   74,000           1,776,000

                                                                         55
                                                                     ----------
                                                                     FIFTY-FIVE

                                     -----
                                     ARTVX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
HEALTHCARE - 1.7%
  HEALTH CARE FACILITIES - 0.4%
     LifePoint Hospitals, Inc.(1)                    149,400      $    3,128,436

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 0.6%
     National Dentex Corporation(1)(2)               189,900           3,883,645
  MEDICAL SERVICES - 0.7%
     America Service Group, Inc.(1)                  279,200           4,997,680

INTREGRATED OILS - 1.0%
  OIL: INTREGRATED DOMESTIC - 1.0%
     Cimarex Energy Company(1)                       286,400           6,802,000

MATERIALS & PROCESSING - 16.2%
  AGRICULTURE FISHING & RANCHING - 0.4%
     Delta & Pine Land Company                       126,500           2,780,470

  BUILDING: CEMENT - 2.9%
     Centex Construction Products, Inc.              514,800          20,638,332

  BUILDING MATERIALS - 2.7%
     Butler Manufacturing Company                    136,600           2,257,998
     LSI Industries, Inc.                            230,450           2,557,995
     Simpson Manufacturing Company, Inc.(1)          382,000          13,981,200
                                                                  --------------
                                                                      18,797,193
  CHEMICALS - 0.2%
     American Pacific Corporation(1)                 201,100           1,504,228

  CONSTRUCTION - 1.5%
     EMCOR Group, Inc.(1)                            219,300          10,824,648

  COPPER - 2.0%
     Mueller Industries, Inc.(1)                     509,600          13,815,256

  DIVERSIFIED MATERIALS & PROCESSING - 0.4%
     Armor Holdings, Inc.(1)                         212,200           2,843,480

  METAL FABRICATING - 1.3%
     Kaydon Corporation                              159,800           3,323,840
     Quanex Corporation                              133,600           3,970,592
     Roanoke Electric Steel Corporation              289,500           2,168,355
                                                                  --------------
                                                                       9,462,787
  METALS & MINERALS MISCELLANEOUS - 0.5%
     Minerals Technologies, Inc.                      69,100           3,362,406

  REAL ESTATE - 2.6%
     Insignia Financial Group, Inc.(1)               217,100           2,411,981
     Jones Lang LaSalle, Inc.(1)                     349,100           5,515,780
     LNR Property Corporation                        118,500           4,431,900
     Trammell Crow Company(1)                        584,400           6,200,484
                                                                  --------------
                                                                      18,560,145

    56
---------
FIFTY-SIX

                                     -----
                                     ARTVX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
MATERIALS & PROCESSING (CONTINUED)
  STEEL - 1.2%
     Schnitzer Steel Industries, Inc., Class A       193,500         $ 8,537,220

  SYNTHETIC FIBERS - 0.5%
     Wellman, Inc.                                   310,800           3,480,960

OTHER ENERGY - 16.3%
  ENERGY MISCELLANEOUS - 0.8%
     Veritas DGC, Inc.(1)                            467,600           5,377,400

  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 1.2%
     Core Laboratories N.V.(1)                       486,100           5,249,880
     Willbros Group, Inc.(1)                         321,700           3,342,463
                                                                  --------------
                                                                       8,592,343
  OFFSHORE DRILLING - 0.9%
     Atwood Oceanics, Inc.(1)                        246,100           6,681,615

  OIL: CRUDE PRODUCERS - 13.4%
     Cabot Oil & Gas Corporation                     418,950          11,567,210
     Evergreen Resources, Inc.(1)                    181,800           9,873,558
     Forest Oil Corporation(1)                       676,258          16,987,599
     Nuevo Energy Company(1)                         579,600          10,114,020
     Plains Exploration and Production Company(1)    369,155           3,990,566
     Prima Energy Corporation(1)                     225,800           4,714,704
     Spinnaker Exploration Company(1)                126,500           3,314,300
     St. Mary Land & Exploration Company             382,600          10,444,980
     Stone Energy Corporation(1)                     342,700          14,365,984
     Tom Brown, Inc.(1)                              271,800           7,553,322
     Ultra Petroleum Corporation(1)                  100,800           1,301,328
                                                                  --------------
                                                                      94,227,571
PRODUCER DURABLES - 5.4%
  AEROSPACE - 0.6%
     Curtiss-Wright Corporation                       21,600           1,365,120
     United Industrial Corporation                   187,000           3,048,100
                                                                  --------------
                                                                       4,413,220
  ELECTRICAL EQUIPMENT & COMPONENTS - 1.9%
     Genlyte Group, Inc.(1)                          391,900          13,704,743

  MACHINE TOOLS - 1.0%
     Lincoln Electric Holdings, Inc.                 352,300           7,190,443

  MACHINERY: INDUSTRIAL/SPECIALTY - 1.2%
     Thomas Industries, Inc.                         172,700           4,671,535
     Woodward Governor Company                        79,800           3,431,400
                                                                  --------------
                                                                       8,102,935
  POWER TRANSMISSION EQUIPMENT - 0.7%
     Regal-Beloit Corporation                        246,600           4,710,060

                                                                        57
                                                                    -----------
                                                                    FIFTY-SEVEN

                                     -----
                                     ARTVX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD               VALUE
                                                ============        ============
TECHNOLOGY - 2.0%
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 0.8%
     Borland Software Corporation(1)                 145,900       $   1,425,443
     Timberline Software Corporation                 313,600           1,759,296
     webMethods, Inc.(1)                             273,600           2,224,368
                                                                  --------------
                                                                       5,409,107
  COMMUNICATIONS TECHNOLOGY - 0.6%
     CommScope, Inc.(1)                              426,600           4,052,700

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 0.6%
     Arrow Electronics, Inc.(1)                      268,500           4,091,940

UTILITIES - 3.0%
  UTILITIES: ELECTRICAL - 1.5%
     DQE, Inc.                                       151,200           2,278,584
     PNM Resources, Inc.                             317,000           8,479,750
                                                                  --------------
                                                                      10,758,334
  UTILITIES: GAS DISTRIBUTORS - 0.4%
     NUI Corporation                                 203,100           3,152,112

  UTILITIES: TELECOMMUNICATIONS - 1.1%
     IDT Corporation, Class B(1)                     342,300           6,024,480
     IDT Corporation, Class C(1)                      80,200           1,435,580
                                                                  --------------
                                                                       7,460,060

                                                                  --------------
TOTAL COMMON STOCKS (Cost $544,794,238)                              664,383,945


     58
-----------
FIFTY-EIGHT

                                     -----
                                     ARTVX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                    PAR
                                                   AMOUNT              VALUE
                                                ============        ============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 5.4%
  Repurchase agreement with State Street Bank
     and Trust Company, 0.75%, dated 6/30/03,
     due 7/1/03, maturity value $37,693,785,
     collateralized by $38,451,799 market
     value Federal Home Loan Mortgage
     Corporation Note, 1.40% due 5/4/04
     (Cost $37,693,000)                         $ 37,693,000        $ 37,693,000
                                                                  --------------

TOTAL INVESTMENTS - 99.9% (cost $582,487,238)                        702,076,945

OTHER ASSETS LESS LIABILITIES - 0.1%                                     472,637
                                                                  --------------

TOTAL NET ASSETS - 100.0%(3)                                        $702,549,582
                                                                  ==============

(1)  Non-income producing security.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See note 7 to the financial statements.
(3)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                       59
                                                                   ----------
                                                                   FIFTY-NINE

ARTISAN FUNDS, INC.
Statements of Assets & Liabilities - June 30, 2003

                                                                       INTERNATIONAL
                                                        INTERNATIONAL    SMALL CAP
                                                      ===============================
ASSETS:
Investments in securities, unaffiliated, at value ...   $7,823,895,956   $215,449,701
Investments in securities, affiliated, at value .....      291,206,757     24,776,493
                                                      -------------------------------
TOTAL INVESTMENTS ...................................    8,115,102,713    240,226,194
Cash    .............................................              656            315
Receivable from investments sold.....................       48,267,676      2,307,826
Receivable from forward currency contracts...........       47,990,236      6,054,605
Receivable from fund shares sold.....................       29,495,098      1,750,822
Dividends and interest receivable....................       17,755,987         84,741
                                                      -------------------------------
TOTAL ASSETS.........................................    8,258,612,366    250,424,503

LIABILITIES:
Payable for investments purchased....................       28,016,855      5,148,751
Payable for forward currency contracts...............       48,101,119      6,047,526
Payable for fund shares redeemed.....................       21,395,644        407,169
Payable for operating expenses.......................        2,242,959        107,112
Payable for withholding taxes........................        1,018,065        132,508
                                                      -------------------------------
TOTAL LIABILITIES....................................      100,774,642     11,843,066
                                                      -------------------------------
TOTAL NET ASSETS.....................................  $ 8,157,837,724   $238,581,437
                                                      ===============================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding...................  $10,345,330,767   $207,491,391
Net unrealized appreciation (depreciation) on
  investments and foreign currency related
  transactions ......................................    (716,897,537)     27,693,014
Accumulated undistributed net investment
  income (loss) .....................................       90,594,085        162,036
Accumulated undistributed net realized gains
  (losses) on investments and foreign currency
  related transactions ..............................  (1,561,189,591)      3,234,996
                                                      -------------------------------
                                                        $8,157,837,724   $238,581,437
                                                      ===============================
SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares.................................   $5,182,832,740   $238,581,437
     Institutional Shares............................   $2,975,004,984
Shares Outstanding
     Investor Shares.................................      331,619,519     19,711,136
     Institutional Shares............................      189,425,338
Net asset value and offering price per share
     Investor Shares.................................           $15.63         $12.10
     Institutional Shares............................           $15.71
Cost of securities of unaffiliated issuers held......   $8,421,385,574   $190,354,794
Cost of securities of affiliated issuers held........   $  410,957,972   $ 22,054,211


    The accompanying notes are an integral part of the financial statements.

 60
-----
SIXTY

                                                          INTERNATIONAL                                                 SMALL CAP
                                                              VALUE         MID CAP     MID CAP VALUE    SMALL CAP        VALUE
                                                      ============================================================================
ASSETS:
Investments in securities, unaffiliated, at value ...      $16,702,389  $3,082,764,692   $64,399,991   $117,564,302   $698,193,300
Investments in securities, affiliated, at value .....                -              -              -              -      3,883,645
                                                      ----------------------------------------------------------------------------
TOTAL INVESTMENTS ...................................       16,702,389  3,082,764,692     64,399,991    117,564,302    702,076,945
Cash    .............................................              669              3            481            999            991
Receivable from investments sold.....................                -     11,531,565              -      1,379,495        935,208
Receivable from forward currency contracts...........          533,633              -              -              -              -
Receivable from fund shares sold.....................          145,625     51,084,764        135,260         72,016      1,355,871
Dividends and interest receivable....................           35,231        957,355         32,839         16,245        264,019
                                                      ----------------------------------------------------------------------------
TOTAL ASSETS.........................................       17,417,547  3,146,338,379     64,568,571    119,033,057    704,633,034

LIABILITIES:
Payable for investments purchased....................          510,407     26,191,042              -      1,702,240      1,737,514
Payable for forward currency contracts...............          531,698              -              -              -              -
Payable for fund shares redeemed.....................           51,913      3,646,411         20,403      1,194,919         98,788
Payable for operating expenses.......................           30,931        899,847         49,628         99,136        247,150
Payable for withholding taxes........................            3,142              -            477              -              -
                                                      ----------------------------------------------------------------------------
TOTAL LIABILITIES....................................        1,128,091     30,737,300         70,508      2,996,295      2,083,452
                                                      ----------------------------------------------------------------------------
TOTAL NET ASSETS.....................................      $16,289,456  $3,115,601,079   $64,498,063   $116,036,762   $702,549,582
                                                      ============================================================================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding...................      $13,780,423 $3,417,950,421    $57,900,394   $121,176,290   $603,853,593
Net unrealized appreciation (depreciation) on
  investments and foreign currency related
  transactions ......................................        2,325,574    335,131,727      7,125,089     20,139,063    119,589,707
Accumulated undistributed net investment
  income (loss) .....................................           53,071              -              -              -              -
Accumulated undistributed net realized gains
  (losses) on investments and foreign currency
  related transactions ..............................          130,388  (637,481,069)      (527,420)   (25,278,591)   (20,893,718)
                                                      ----------------------------------------------------------------------------
        .............................................      $16,289,456 $3,115,601,079    $64,498,063   $116,036,762   $702,549,582
                                                      ============================================================================
SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares.................................      $16,289,456 $2,286,627,379    $64,498,063   $116,036,762   $702,549,582
     Institutional Shares............................                    $828,973,700
Shares Outstanding
     Investor Shares.................................        1,251,972    104,849,058      5,539,191      9,750,506     53,407,980
     Institutional Shares............................                      37,753,001
Net asset value and offering price per share
     Investor Shares.................................           $13.01         $21.81         $11.64         $11.90         $13.15
     Institutional Shares............................                          $21.96
Cost of securities of unaffiliated issuers held......      $14,377,152 $2,747,632,965    $57,274,948    $97,425,239   $578,899,178
Cost of securities of affiliated issuers held........      $         - $            -    $         -    $         -   $  3,588,060


    The accompanying notes are an integral part of the financial statements.

                                                                          61
                                                                      ---------
                                                                      SIXTY-ONE

ARTISAN FUNDS, INC.
Statements of Operations - For the Year Ended June 30, 2003

                                                                       INTERNATIONAL
                                                        INTERNATIONAL    SMALL CAP
                                                      ===============================
INVESTMENT INCOME:
Interest.............................................       $2,825,610       $143,060
Dividends, from unaffiliated issuers ................   176,343,076(1)   2,217,762(4)
Dividends, from affiliated issuers...................     2,344,814(2)         80,239
Other   .............................................        2,995,772              -
                                                      -------------------------------
TOTAL INVESTMENT INCOME..............................      184,509,272      2,441,061

EXPENSES:
Advisory fees........................................       66,306,063      1,489,029
Transfer agent fees
     Investor Shares.................................        8,331,967        275,010
     Institutional Shares............................           32,233
Shareholder communications
     Investor Shares.................................        1,177,617         39,746
     Institutional Shares............................           19,011
Custodian fees.......................................        3,945,008        142,237
Accounting fees......................................           73,299         52,449
Professional fees....................................          301,743         29,781
Registration fees
     Investor Shares.................................          124,912         47,636
     Institutional Shares............................          127,627
Directors' fees......................................          180,436          3,133
Organizational costs.................................                -              -
Other operating expenses.............................          163,719         26,919
                                                      -------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser .....................       80,783,635      2,105,940
Less amounts waived or paid by the Adviser...........                -              -
                                                      -------------------------------
NET EXPENSES.........................................       80,783,635      2,105,940
                                                      -------------------------------
NET INVESTMENT INCOME (LOSS).........................      103,725,637        335,121

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
Net realized gain (loss) on:
     Investments..................................... (529,007,531)(3)      3,302,104
     Foreign currency related transactions...........     (10,809,131)      (152,047)
                                                      -------------------------------
                                                         (539,816,662)      3,150,057
Net increase (decrease) in unrealized appreciation on:
     Investments.....................................    (423,541,570)     28,634,982
     Foreign currency related transactions...........           52,282      (112,904)
                                                      -------------------------------
        .............................................    (423,489,288)     28,522,078
                                                      -------------------------------
NET GAIN (LOSS) ON INVESTMENTS.......................    (963,305,950)     31,672,135
                                                      -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ........................   $(859,580,313)    $32,007,256
                                                      ===============================


(1) Net of foreign taxes withheld of $22,229,774.
(2) Net of foreign taxes withheld of $14,358.
(3) Including $(7,613,533) from affiliated issuers.
(4) Net of foreign taxes withheld of $360,630.
(5) From commencement of operations (September 23, 2002) to June 30, 2003.
(6) Net of foreign taxes withheld of $23,791.

    The accompanying notes are an integral part of the financial statements.

    62
---------
SIXTY-TWO

                                                          INTERNATIONAL                                                 SMALL CAP
                                                             VALUE(5)       MID CAP     MID CAP VALUE    SMALL CAP        VALUE
                                                      ============================================================================
INVESTMENT INCOME:
Interest.............................................           $4,562     $1,630,118        $37,287        $33,988       $338,332
Dividends, from unaffiliated issuers ................       169,431(6)     13,653,667        516,255        385,213      5,371,224
Dividends, from affiliated issuers...................                -              -              -              -              -
Other   .............................................                -              -              -              -              -
                                                      ----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME..............................          173,993     15,283,785        553,542        419,201      5,709,556

EXPENSES:
Advisory fees........................................           48,398     22,682,765        383,960      1,009,495      5,714,589
Transfer agent fees
     Investor Shares.................................           51,951      3,493,286        144,557        191,523        891,648
     Institutional Shares............................                          23,232
Shareholder communications
     Investor Shares.................................            4,661        535,187         22,307         40,347         61,062
     Institutional Shares............................                           5,954
Custodian fees.......................................           25,123        308,898         19,814         49,518         91,142
Accounting fees......................................           38,600         61,059         40,717         40,539         44,472
Professional fees....................................           20,911        116,996         27,020         29,834         52,514
Registration fees
     Investor Shares.................................           45,137         89,446         39,025         30,980         48,401
     Institutional Shares............................                          46,330
Directors' fees......................................                -         60,352          3,000          3,045         15,036
Organizational costs.................................                -              -              -              -          1,768
Other operating expenses.............................            8,267         68,466          4,510         11,285         14,184
                                                      ----------------------------------------------------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser .....................          243,048     27,491,971        684,910      1,406,566      6,934,816
Less amounts waived or paid by the Adviser...........        (124,348)              -              -              -              -
                                                      ----------------------------------------------------------------------------
NET EXPENSES.........................................          118,700     27,491,971        684,910      1,406,566      6,934,816
                                                      ----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................           55,293   (12,208,186)      (131,368)      (987,365)    (1,225,260)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments.....................................          130,388  (325,149,190)      (110,623)   (22,436,510)   (20,174,753)
     Foreign currency related transactions...........          (2,222)              -              -              -              -
                                                      ----------------------------------------------------------------------------
                                                               128,166  (325,149,190)      (110,623)   (22,436,510)   (20,174,753)
Net increase (decrease) in unrealized appreciation on:
     Investments.....................................        2,325,237    376,988,686      6,300,648     20,333,623     36,753,479
     Foreign currency related transactions...........              337              -              -              -              -
                                                      ----------------------------------------------------------------------------
                                                             2,325,574    376,988,686      6,300,648     20,333,623     36,753,479
                                                      ----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS.......................        2,453,740     51,839,496      6,190,025    (2,102,887)     16,578,726
                                                      ----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ........................       $2,509,033    $39,631,310     $6,058,657  $ (3,090,252)    $15,353,466
                                                      ============================================================================


    The accompanying notes are an integral part of the financial statements.

                                                                         63
                                                                    -----------
                                                                    SIXTY-THREE

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets


                                                      INTERNATIONAL                 INTERNATIONAL SMALL CAP      INTERNATIONAL VALUE
                                             ===============================    ===============================  ===================
                                                YEAR ENDED        YEAR ENDED       YEAR ENDED      PERIOD ENDED      PERIOD ENDED
                                                  6/30/03          6/30/02           6/30/03        6/30/02(1)        6/30/03(2)
                                             =======================================================================================
OPERATIONS:
Net investment income (loss).................   $103,725,637      $51,719,319          $335,121         $(4,449)           $55,293
Net realized gain (loss) on:
     Investments.............................  (529,007,531)    (393,817,449)         3,302,104          230,269           130,388
     Foreign currency related transactions...   (10,809,131)      (2,431,313)         (152,047)         (16,760)           (2,222)
Net increase (decrease) in unrealized
  appreciation on:
     Investments.............................  (423,541,570)      (9,921,060)        28,634,982        (814,257)         2,325,237
     Foreign currency related transactions...         52,282          569,310         (112,904)         (14,807)               337
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations .................  (859,580,313)    (353,881,193)        32,007,256        (620,004)         2,509,033

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................   (31,901,533)     (13,657,908)                 -                -                 -
     Institutional Shares....................   (18,341,682)      (8,134,964)
Net realized gains on investment transactions:
     Investor Shares.........................              -                -         (236,073)                -                 -
                                             ---------------------------------------------------------------------------------------
     Institutional Shares....................              -                -
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.....   (50,243,215)     (21,792,872)         (236,073)                -                 -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ......  1,716,020,036    2,333,625,659       132,312,967       75,117,291        13,780,423
                                             ---------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......    806,196,508    1,957,951,594       164,084,150       74,497,287        16,289,456
                                             ---------------------------------------------------------------------------------------
Net assets, beginning of period..............  7,351,641,216    5,393,689,622        74,497,287                -                 -
                                             ---------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD.................... $8,157,837,724   $7,351,641,216      $238,581,437      $74,497,287       $16,289,456
                                             =======================================================================================

Accumulated undistributed net
  investment income (loss) ..................    $90,594,085      $47,858,931          $162,036        $(16,760)           $53,071
                                             =======================================================================================


(1) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(2) For the period from commencement of operations (September 23, 2002) through June 30, 2003.

    The accompanying notes are an integral part of the financial statements.

    64
----------
SIXTY-FOUR


                                                         MID CAP                         MID CAP VALUE
                                            =================================  =================================
                                                YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  6/30/03          6/30/02           6/30/03          6/30/02
                                            ====================================================================
OPERATIONS:
Net investment income (loss).................  $(12,208,186)    $(13,844,376)        $(131,368)       $(131,837)
Net realized gain (loss) on:
     Investments.............................  (325,149,190)    (197,300,635)         (110,623)        (342,711)
     Foreign currency related transactions...              -                -                 -                -
Net increase (decrease) in unrealized
  appreciation on:
     Investments.............................    376,988,686    (147,245,296)         6,300,648         (17,524)
     Foreign currency related transactions...              -                -                 -                -
                                            --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ..........     39,631,310    (358,390,307)         6,058,657        (492,072)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................              -                -                 -                -
     Institutional Shares....................              -                -
Net realized gains on investment transactions:
     Investor Shares.........................              -                -                 -        (116,728)
     Institutional Shares....................              -                -
                                            --------------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.....              -                -                 -        (116,728)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ......    770,633,859    1,117,916,637        36,457,011        9,367,318
                                            --------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......    810,265,169      759,526,330        42,515,668        8,758,518
                                            --------------------------------------------------------------------
Net assets, beginning of period..............  2,305,335,910    1,545,809,580        21,982,395       13,223,877
                                            --------------------------------------------------------------------
NET ASSETS, END OF PERIOD.................... $3,115,601,079   $2,305,335,910       $64,498,063      $21,982,395
                                            ====================================================================

Accumulated undistributed net
  investment income (loss) ..................             $-               $-                $-               $-
                                            ====================================================================



                                                          SMALL CAP                      SMALL CAP VALUE
                                            =================================  =================================
                                                YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  6/30/03          6/30/02           6/30/03          6/30/02
                                            ====================================================================
OPERATIONS:
Net investment income (loss).................     $(987,365)     $(1,405,476)      $(1,225,260)       $(510,511)
Net realized gain (loss) on:
     Investments.............................   (22,436,510)        4,119,870      (20,174,753)       27,382,101
     Foreign currency related transactions...              -                -                 -                -
Net increase (decrease) in unrealized
  appreciation on:
     Investments.............................     20,333,623     (24,760,188)        36,753,479       24,836,522
     Foreign currency related transactions...              -                -                 -                -
                                            --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ..........    (3,090,252)     (22,045,794)        15,353,466       51,708,112

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................              -                -                 -        (628,424)
     Institutional Shares....................
Net realized gains on investment transactions:
     Investor Shares.........................      (629,095)        (585,226)      (22,600,376)     (27,074,582)
     Institutional Shares....................
                                            --------------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.....      (629,095)        (585,226)      (22,600,376)     (27,703,006)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ......   (12,182,933)        9,184,203        86,250,860      139,200,888
                                            --------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......   (15,902,280)     (13,446,817)        79,003,950      163,205,994
                                            --------------------------------------------------------------------
Net assets, beginning of period..............    131,939,042      145,385,859       623,545,632      460,339,638
                                            --------------------------------------------------------------------
NET ASSETS, END OF PERIOD....................   $116,036,762     $131,939,042      $702,549,582     $623,545,632
                                            ====================================================================

Accumulated undistributed net
  investment income (loss) ..................             $-               $-                $-               $-
                                            ====================================================================


    The accompanying notes are an integral part of the financial statements.

                                                                        65
                                                                    ----------
                                                                    SIXTY-FIVE

ARTISAN FUNDS, INC.
Financial Highlights - For a share outstanding throughout each period


                                                                         NET         TOTAL
                                                                     REALIZED AND   INCOME
                                             NET ASSET       NET      UNREALIZED    (LOSS)     DIVIDENDS
                                  YEAR OR      VALUE     INVESTMENT      GAIN        FROM       FROM NET
                                  PERIOD     BEGINNING     INCOME     (LOSS) ON   INVESTMENT   INVESTMENT
                                   ENDED     OF PERIOD    (LOSS)(1)  INVESTMENTS  OPERATIONS     INCOME
                           ==============================================================================
ARTISAN INTERNATIONAL FUND
                           ------------------------------------------------------------------------------
Investor Shares                    6/30/03       $18.15       $0.20      $(2.62)     $(2.42)      $(0.10)
                           ------------------------------------------------------------------------------
                                   6/30/02        19.53        0.15       (1.46)      (1.31)       (0.07)
                           ------------------------------------------------------------------------------
                                   6/30/01        30.16        0.10       (7.18)      (7.08)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        18.67      (0.03)        12.08       12.05       (0.02)
                           ------------------------------------------------------------------------------
                                   6/30/99        16.25        0.08         2.62        2.70       (0.04)
                           ------------------------------------------------------------------------------

Institutional Shares               6/30/03       $18.24       $0.25      $(2.65)     $(2.40)      $(0.13)
                           ------------------------------------------------------------------------------
                                   6/30/02        19.62        0.18       (1.46)      (1.28)       (0.10)
                           ------------------------------------------------------------------------------
                                   6/30/01        30.22        0.16       (7.21)      (7.05)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        18.70        0.03        12.09       12.12       (0.06)
                           ------------------------------------------------------------------------------
                                   6/30/99        16.26        0.11         2.62        2.73       (0.05)
                           ------------------------------------------------------------------------------

ARTISAN INTERNATIONAL SMALL CAP FUND
                           ------------------------------------------------------------------------------
Investor Shares                    6/30/03       $10.50       $0.03       $ 1.59      $ 1.62          $ -
                           ------------------------------------------------------------------------------
                                6/30/02(2)        10.00        0.00      0.50(3)        0.50            -
                           ------------------------------------------------------------------------------

ARTISAN INTERNATIONAL VALUE FUND
                           ------------------------------------------------------------------------------
Investor Shares                 6/30/03(6)       $10.00       $0.09       $ 2.92      $ 3.01           $-
                           ------------------------------------------------------------------------------


(1)  Computed based on average shares outstanding.
(2) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(3) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(4)  Not annualized.
(5)  Annualized.
(6) For the period from commencement of operations (September 23, 2002) through June 30, 2003.
(7) Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses waived or paid by the adviser. Absent expenses waived or paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 5.02% and (1.43%), respectively for the period ended June 30, 2003.

    The accompanying notes are an integral part of the financial statements.

   66
---------
SIXTY-SIX


                                                                                                          RATIO OF NET
                                                                                                           INVESTMENT
                               DISTRIBUTIONS              NET ASSET               NET ASSETS    RATIO OF     INCOME
                                 FROM NET                   VALUE                   END OF      EXPENSES     (LOSS)     PORTFOLIO
                                 REALIZED      TOTAL       END OF       TOTAL       PERIOD     TO AVERAGE  TO AVERAGE    TURNOVER
                                   GAINS   DISTRIBUTIONS   PERIOD       RETURN    (MILLIONS)   NET ASSETS  NET ASSETS      RATE
                             =====================================================================================================
ARTISAN INTERNATIONAL FUND
                             -----------------------------------------------------------------------------------------------------
Investor Shares                        $ -      $(0.10)      $15.63      (13.3)%    $5,182.8        1.20%       1.35%       37.13%
                             -----------------------------------------------------------------------------------------------------
                                         -       (0.07)       18.15        (6.7)     5,289.6         1.21        0.82        50.67
                             -----------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.53       (24.7)     3,907.1         1.22        0.45        72.01
                             -----------------------------------------------------------------------------------------------------
                                    (0.54)       (0.56)       30.16         65.6     3,734.8         1.27      (0.10)        99.02
                             -----------------------------------------------------------------------------------------------------
                                    (0.24)       (0.28)       18.67         17.4       943.9         1.38        0.59        79.41
                             -----------------------------------------------------------------------------------------------------

Institutional Shares                   $ -      $(0.13)      $15.71      (13.1)%    $2,975.0        1.01%       1.68%       37.13%
                             -----------------------------------------------------------------------------------------------------
                                         -       (0.10)       18.24        (6.5)     2,062.0         1.01        1.01        50.67
                             -----------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.62       (24.5)     1,486.6         1.03        0.70        72.01
                             -----------------------------------------------------------------------------------------------------
                                    (0.54)       (0.60)       30.22         66.0     1,136.2         1.08        0.09        99.02
                             -----------------------------------------------------------------------------------------------------
                                    (0.24)       (0.29)       18.70         17.6       179.6         1.17        0.68        79.41
                             -----------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL SMALL CAP FUND
                             -----------------------------------------------------------------------------------------------------
Investor Shares                    $(0.02)      $(0.02)      $12.10        15.5%    $  238.6        1.77%       0.28%       62.79%
                             -----------------------------------------------------------------------------------------------------
                                         -            -       10.50       5.0(4)        74.5      2.39(5)   (0.02)(5)     25.14(4)
                             -----------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL VALUE FUND
                             -----------------------------------------------------------------------------------------------------
Investor Shares                        $ -          $ -      $13.01     30.1%(4)    $   16.3     2.45%(7)    1.14%(7)    17.42%(4)
                             -----------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                                        67
                                                                    -----------
                                                                    SIXTY-SEVEN

ARTISAN FUNDS, INC.
Financial Highlights (Continued) - For a share outstanding throughout each period


                                                                         NET         TOTAL
                                                                     REALIZED AND   INCOME
                                             NET ASSET       NET      UNREALIZED    (LOSS)     DIVIDENDS
                                  YEAR OR      VALUE     INVESTMENT      GAIN        FROM       FROM NET
                                  PERIOD     BEGINNING     INCOME     (LOSS) ON   INVESTMENT   INVESTMENT
                                   ENDED     OF PERIOD    (LOSS)(1)  INVESTMENTS  OPERATIONS     INCOME
                           ==============================================================================
ARTISAN MID CAP FUND
                           ------------------------------------------------------------------------------
Investor Shares                    6/30/03       $22.13  $(0.11)(1)   $(0.21)(2)     $(0.32)           $-
                           ------------------------------------------------------------------------------
                                   6/30/02        26.43   (0.19)(1)       (4.11)      (4.30)            -
                           ------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.13)(1)      0.02(2)      (0.11)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        16.67   (0.18)(1)        11.91       11.73            -
                           ------------------------------------------------------------------------------
                                   6/30/99        13.69   (0.16)(1)         4.41        4.25            -
                           ------------------------------------------------------------------------------

                           ------------------------------------------------------------------------------
Institutional Shares               6/30/03       $22.24  $(0.07)(1)   $(0.21)(2)     $(0.28)           $-
                           ------------------------------------------------------------------------------
                                   6/30/02        26.48   (0.13)(1)       (4.11)      (4.24)            -
                           ------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.08)(1)      0.02(2)      (0.06)            -
                           ------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                           ------------------------------------------------------------------------------
Investor Shares                    6/30/03       $10.82  $(0.03)(1)        $0.85       $0.82           $-
                           ------------------------------------------------------------------------------
                                   6/30/02        11.18   (0.09)(1)       (0.19)      (0.28)            -
                           ------------------------------------------------------------------------------
                                6/30/01(5)        10.00   (0.01)(1)         1.19        1.18            -
                           ------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                           ------------------------------------------------------------------------------
Investor Shares                    6/30/03       $11.99  $(0.10)(1)     $0.07(2)     $(0.03)           $-
                           ------------------------------------------------------------------------------
                                   6/30/02        13.99   (0.13)(1)       (1.81)      (1.94)            -
                           ------------------------------------------------------------------------------
                                   6/30/01        14.69   (0.09)(1)      0.05(2)      (0.04)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        11.09   (0.10)(1)         3.70        3.60            -
                           ------------------------------------------------------------------------------
                                   6/30/99        14.66      (0.08)       (2.53)      (2.61)            -
                           ------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                           ------------------------------------------------------------------------------
Investor Shares                    6/30/03       $13.48  $(0.03)(1)        $0.20       $0.17           $-
                           ------------------------------------------------------------------------------
                                   6/30/02        13.05   (0.01)(1)         1.16        1.15       (0.01)
                           ------------------------------------------------------------------------------
                                   6/30/01        10.63     0.05(1)         2.91        2.96       (0.05)
                           ------------------------------------------------------------------------------
                                   6/30/00        10.59     0.06(1)         0.36        0.42       (0.03)
                           ------------------------------------------------------------------------------
                                   6/30/99        11.37      (0.03)    (0.21)(2)      (0.24)            -
                           ------------------------------------------------------------------------------


(1)  Computed based on average shares outstanding.
(2) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(3) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%).
(4) Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.53% and (1.40%) for the year ended June 30, 2002 and 5.17% and (3.84%) for the year ended June 30, 2001, respectively.

    The accompanying notes are an integral part of the financial statements.

    68
-----------
SIXTY-EIGHT


                                                                                                          RATIO OF NET
                                                                                                           INVESTMENT
                               DISTRIBUTIONS              NET ASSET               NET ASSETS    RATIO OF     INCOME
                                 FROM NET                   VALUE                   END OF      EXPENSES     (LOSS)     PORTFOLIO
                                 REALIZED      TOTAL       END OF       TOTAL       PERIOD     TO AVERAGE  TO AVERAGE    TURNOVER
                                   GAINS   DISTRIBUTIONS   PERIOD       RETURN    (MILLIONS)   NET ASSETS  NET ASSETS      RATE
                             =====================================================================================================
ARTISAN MID CAP FUND
                             -----------------------------------------------------------------------------------------------------
Investor Shares                        $ -          $ -      $21.81       (1.4)%    $2,286.6        1.20%     (0.56)%      102.85%
                             -----------------------------------------------------------------------------------------------------
                                         -            -       22.13       (16.3)     1,855.5         1.22      (0.77)       121.14
                             -----------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.43        (0.6)     1,333.6         1.31      (0.52)       153.95
                             -----------------------------------------------------------------------------------------------------
                                    (0.83)       (0.83)       27.57         72.9       225.0         1.40      (0.79)       245.69
                             -----------------------------------------------------------------------------------------------------
                                    (1.27)       (1.27)       16.67         35.8        43.3      2.00(3)   (1.13)(3)       202.84
                             -----------------------------------------------------------------------------------------------------

                             -----------------------------------------------------------------------------------------------------
Institutional Shares                    $-           $-      $21.96       (1.3)%      $829.0        1.00%     (0.36)%      102.85%
                             -----------------------------------------------------------------------------------------------------
                                         -            -       22.24       (16.0)       449.8         1.02      (0.56)       121.14
                             -----------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.48        (0.4)       212.2         1.08      (0.29)       153.95
                             -----------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                             -----------------------------------------------------------------------------------------------------
Investor Shares                         $-           $-      $11.64         7.6%       $64.5        1.78%     (0.34)%       45.55%
                             -----------------------------------------------------------------------------------------------------
                                    (0.08)       (0.08)       10.82        (2.4)        22.0      1.95(4)   (0.82)(4)       167.70
                             -----------------------------------------------------------------------------------------------------
                                         -            -       11.18      11.8(6)        13.2      1.84(4)   (0.52)(4)     40.72(6)
                             -----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                             -----------------------------------------------------------------------------------------------------
Investor Shares                    $(0.06)      $(0.06)      $11.90       (0.1)%      $116.0        1.39%     (0.98)%      127.41%
                             -----------------------------------------------------------------------------------------------------
                                    (0.06)       (0.06)       11.99       (13.9)       131.9         1.31      (1.00)       139.72
                             -----------------------------------------------------------------------------------------------------
                                    (0.66)       (0.66)       13.99          0.1       145.4         1.34      (0.68)       147.13
                             -----------------------------------------------------------------------------------------------------
                                         -            -       14.69         32.5       185.4         1.35      (0.79)       193.76
                             -----------------------------------------------------------------------------------------------------
                                    (0.96)       (0.96)       11.09       (17.0)       174.6         1.37      (0.67)       155.38
                             -----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                             -----------------------------------------------------------------------------------------------------
Investor Shares                    $(0.50)      $(0.50)      $13.15         1.9%      $702.5        1.21%     (0.21)%       49.57%
                             -----------------------------------------------------------------------------------------------------
                                    (0.71)       (0.72)       13.48          9.7       623.5         1.20      (0.10)        33.59
                             -----------------------------------------------------------------------------------------------------
                                    (0.49)       (0.54)       13.05         28.8       460.3         1.20        0.45        40.77
                             -----------------------------------------------------------------------------------------------------
                                    (0.35)       (0.38)       10.63          4.2       261.7         1.35        0.60        38.19
                             -----------------------------------------------------------------------------------------------------
                                    (0.54)       (0.54)       10.59        (1.0)        77.8         1.66      (0.45)        49.29
                             -----------------------------------------------------------------------------------------------------


(5) For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(6)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                        69
                                                                    ----------
                                                                    SIXTY-NINE

ARTISAN FUNDS, INC.
Notes to Financial Statements - June 30, 2003

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):

     FUND NAME                                                  INCEPTION DATE
     ---------------------------------------------------------------------------
     Artisan International Fund
     ("International Fund" or "International")               December 28, 1995
     ---------------------------------------------------------------------------
     Artisan International Small Cap Fund
     ("International Small Cap Fund" or
     "International Small Cap")                              December 21, 2001
     ---------------------------------------------------------------------------
     Artisan International Value Fund
     ("International Value Fund" or
     "International Value")                                 September 23, 2002
     ---------------------------------------------------------------------------
     Artisan Mid Cap Fund
     ("Mid Cap Fund" or "Mid Cap")                               June 27, 1997
     ---------------------------------------------------------------------------
     Artisan Mid Cap Value Fund
     ("Mid Cap Value Fund" or "Mid Cap Value")                  March 28, 2001
     ---------------------------------------------------------------------------
     Artisan Small Cap Fund
     ("Small Cap Fund" or "Small Cap")                          March 28, 1995
     ---------------------------------------------------------------------------
     Artisan Small Cap Value Fund
     ("Small Cap Value Fund" or "Small Cap Value")          September 29, 1997
     ---------------------------------------------------------------------------

     Each Fund's investment objective is to seek long-term capital growth. Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each equity security traded on a securities exchange is valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the last current sale price as of the time of valuation on a secondary exchange, or lacking any current sale price on the principal or a secondary exchange as of the time of valuation, at the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange shall be valued at the mean of the close of day bid and ask, and each security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Securities for which prices are not readily available, or for which

   70
-------
SEVENTY

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

          management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to i) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund, International Small Cap Fund and International Value Fund may enter into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund, International Small Cap Fund and International Value Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - During the year ended June 30, 2003 the International Fund entered into various securities lending transactions with borrowers approved by the Fund's Board of Directors. Income of $2,995,772 from securities lending is included in Other Income on the Statement of Operations. As of June 30, 2003 there were no securities on loan. The International Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

                                                                         71
                                                                    -----------
                                                                    SEVENTY-ONE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     (g) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (h) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

          The International Small Cap Fund and the International Value Fund generally impose a 2% redemption fee on shares held 90 days or less. These redemption fees are recorded as a reduction in the cost of shares redeemed.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which the officers and certain directors of the Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund (with the exception of International Small Cap Fund) pays a monthly management fee to the Adviser as follows:

                    Average Daily Net Assets               Annual Rate
                    ------------------------               -----------
                    Less than $500 million                    1.000%
                    $500 million to $750 million              0.975
                    $750 million to $1 billion                0.950
                    Greater than $1 billion                   0.925

     The International Small Cap Fund pays a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

     Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

    72
-----------
SEVENTY-TWO

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has voluntarily undertaken to reimburse International Value Fund for any ordinary operating expenses in excess of 2.50% of average daily net assets annually.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to the Funds' net assets. Directors' fees for the International Value Fund have been waived through June 30, 2003.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and have been reimbursed by the Funds over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund's prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were minimal borrowings under the line of credit during the year ended June 30, 2003. At June 30, 2003 there were no borrowings outstanding under the line of credit.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2003 were as follows:

     FUND                       SECURITY PURCHASES      SECURITY SALES
     ------------------------------------------------------------------
     INTERNATIONAL                  $4,594,416,019      $2,569,854,536
     ------------------------------------------------------------------
     INTERNATIONAL SMALL CAP           214,290,990          71,014,718
     ------------------------------------------------------------------
     INTERNATIONAL VALUE(1)             14,141,242           1,098,478
     ------------------------------------------------------------------
     MID CAP                         3,137,982,311       2,354,541,729
     ------------------------------------------------------------------
     MID CAP VALUE                      50,677,312          16,428,195
     ------------------------------------------------------------------
     SMALL CAP                         128,248,090         143,334,874
     ------------------------------------------------------------------
     SMALL CAP VALUE                   341,853,188         273,737,318
     ------------------------------------------------------------------

     (1) For the period from inception (September 23, 2002) through June 30, 2003.

                                                                        73
                                                                  -------------
                                                                  SEVENTY-THREE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------
(7)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of the Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the year ended June 30, 2003, the Funds purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                                JUNE 30, 2003
                                               SHARE                                                       ----------------------
                                              BALANCE    PURCHASE      SALES      REALIZED    DIVIDEND       SHARE
FUND                 SECURITY                 6/30/02      COST         COST    GAIN/(LOSS)    INCOME       BALANCE      VALUE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL    CanWest Global               2,611,998  $5,706,995           $-          $-           $-   4,004,998  $25,552,818
                 Communications Corp.(1)
------------------------------------------------------------------------------------------------------------------------------------
                 Clariant AG(1)               4,694,084  78,974,390   13,320,470 (5,660,241)            -   8,999,193   82,561,404
------------------------------------------------------------------------------------------------------------------------------------
                 Corus Entertainment, Inc.    1,894,350  13,221,002            -           -            -   2,929,750   49,162,318
                 Class B(1)
------------------------------------------------------------------------------------------------------------------------------------
                 Grupo Modelo S.A.           13,456,600  49,828,788    3,848,660   (707,580)    1,721,057  33,674,300   76,697,291
                 de C.V., Series C
------------------------------------------------------------------------------------------------------------------------------------
                 Rhodia S.A.                  5,376,760  25,904,630    2,639,708 (1,245,712)      623,757   8,837,821   57,232,926
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL    Banco Latinoamericano de        49,400   7,816,939            -           -            -   1,458,614   11,625,154
SMALL CAP        Exportaciones, S.A.,
                 E Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
                 CanWest Global                  91,600   1,218,648            -           -            -     364,800    2,327,509
                 Communications Corp.(1)
------------------------------------------------------------------------------------------------------------------------------------
                 Clariant AG(1)                       -   3,181,892            -           -            -     265,600    2,436,697
------------------------------------------------------------------------------------------------------------------------------------
                 Corus Entertainment, Inc.       28,300   2,014,251            -           -            -     178,800    3,000,332
                 Class B(1)
------------------------------------------------------------------------------------------------------------------------------------
                 Grupo Modelo S.A.              423,600   4,395,034            -           -       80,239   2,365,100    5,386,801
                 de C.V., Series C
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP        National Dentex                166,700     440,728            -           -            -     189,900    3,883,645
VALUE            Corporation(1)
------------------------------------------------------------------------------------------------------------------------------------
(1) Non-income producing security.



(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


                                                                                    NET UNREALIZED
                                                        GROSS           GROSS       APPRECIATION/
                                       COST OF       UNREALIZED       UNREALIZED    (DEPRECIATION)   UNDISTRIBUTED   UNDISTRIBUTED
     FUND                            INVESTMENTS    APPRECIATION     DEPRECIATION   ON INVESTMENTS  ORDINARY INCOME LONG-TERM GAIN
     -------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL                $8,920,875,958   $489,124,416  $(1,294,897,661)  $(805,773,245)    $100,776,704      $         -
     -------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL SMALL CAP         212,552,652     30,490,445       (2,816,903)      27,673,542       3,315,469          354,871
     -------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL VALUE              14,388,376      2,375,014          (61,001)       2,314,013         197,395                -
     -------------------------------------------------------------------------------------------------------------------------------
     MID CAP                       2,790,092,705    355,724,857      (63,052,870)     292,671,987               -                -
     -------------------------------------------------------------------------------------------------------------------------------
     MID CAP VALUE                    57,396,366      7,594,227         (590,602)       7,003,625               -                -
     -------------------------------------------------------------------------------------------------------------------------------
     SMALL CAP                       102,059,772     18,949,126       (3,444,596)      15,504,530               -                -
     -------------------------------------------------------------------------------------------------------------------------------
     SMALL CAP VALUE                 583,494,944    131,566,030      (12,984,029)     118,582,001               -                -
     -------------------------------------------------------------------------------------------------------------------------------


     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     74
------------
SEVENTY-FOUR

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

  The tax basis of dividends and long-term capital gain distributions paid during the fiscal year ended June 30, 2003 and June 30, 2002, capital loss carryovers as of June 30, 2003, and tax-basis post-October loss deferrals as of June 30, 2003 (recognized for tax purposes on July 1, 2003) are as follows:


                             FISCAL YEAR ENDED 6/30/03     FISCAL YEAR ENDED 6/30/02
                            --------------------------------------------------------
                               ORDINARY      LONG-TERM       ORDINARY      LONG-TERM     NET CAPITAL   CAPITAL LOSS
                                INCOME      CAPITAL GAIN      INCOME      CAPITAL GAIN       LOSS       CARRYOVER      POST-OCTOBER
FUND                          DIVIDENDS    DISTRIBUTIONS    DIVIDENDS    DISTRIBUTIONS  CARRYOVERS(1)   EXPIRATION        LOSSES
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                $50,243,215        $     -    $21,792,872        $     -   $116,228,014       2009       $281,878,758
                                                                                         694,241,382       2010
                                                                                         384,841,928       2011
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP(2)       236,073              -              -              -              -                       122,291
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE(3)                 -              -              -              -              -                         1,139
------------------------------------------------------------------------------------------------------------------------------------
MID CAP                                -              -              -              -    178,010,588       2010         83,758,421
                                                                                         333,252,323       2011
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE                          -              -        116,728              -        358,393       2010                  -
                                                                                              47,609       2011
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP                              -        629,095              -        585,226     13,948,829       2011          6,695,229
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE                6,321,911     16,278,465     17,112,270     10,590,736      8,874,875       2011         11,011,136
------------------------------------------------------------------------------------------------------------------------------------


(1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.
(2)  Commencement of operations - December 21, 2001.
(3)  Commencement of operations - September 23, 2002.


OTHER TAX INFORMATION (UNAUDITED)
For the year ended June 30, 2003, of the ordinary income dividends paid by the Small Cap Value Fund, 50% are eligible for the dividends received deduction.

Each Fund hereby designates the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of capital gain distributions on a calendar year basis to be reported on their income tax returns.

                                Long-Term Capital Gains
                                -----------------------
International Small Cap            $       5,205
Small Cap Fund                           629,095
Small Cap Value Fund                  16,278,465

The amounts above include earnings and profits distributed to shareholders on redemptions of Fund shares.

                                                                        75
                                                                   ------------
                                                                   SEVENTY-FIVE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(9)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:


                                                                        INTERNATIONAL
                                                INTERNATIONAL             SMALL CAP
                                        ============================== ===============
                                           Investor     Institutional     Investor
Year ended June 30, 2003                    Shares         Shares          Shares
======================================= ============================== ===============
Proceeds from shares issued............. $6,609,449,427 $1,265,372,555    $156,597,326
Net asset value of shares issued in
  reinvestment of distributions  .......     29,416,168     16,663,234         233,838
Cost of shares redeemed.................(6,063,741,583)  (141,139,765) (24,518,197)(1)
                                        ------------------------------ ---------------
Net increase (decrease) from fund
     share activities...................   $575,124,012 $1,140,896,024    $132,312,967
                                        ============================== ===============


Shares sold.............................    448,720,763     84,658,208      15,036,137
Shares issued in reinvestment
     of distributions...................      1,986,215      1,121,348          24,615
Shares redeemed.........................  (410,530,756)    (9,434,864)     (2,445,304)
                                        ------------------------------ ---------------
Net increase (decrease)
  in capital shares ....................     40,176,222     76,344,692      12,615,448
                                        ============================== ===============



                                                INTERNATIONAL
                                        ==============================
                                           Investor     Institutional
Year ended June 30, 2002                    Shares         Shares
======================================= ==============================
Proceeds from shares issued............. $5,291,916,630   $804,083,587
Net asset value of shares issued in
  reinvestment of distributions  .......     12,195,555      7,337,783
Cost of shares redeemed.................(3,654,275,679)  (127,632,217)
                                        ------------------------------
Net increase (decrease) from fund
     share activities................... $1,649,836,506   $683,789,153
                                        ==============================


Shares sold.............................    291,977,419     44,007,369
Shares issued in reinvestment
     of distributions...................        684,758        410,620
Shares redeemed.........................  (201,323,845)    (7,126,579)
                                        ------------------------------
Net increase (decrease)
  in capital shares ....................     91,338,332     37,291,410
                                        ==============================


(1)  Net of redemption fees of $76,057
(2) For the period from commencement of operations (September 23, 2002) to June 30, 2003.
(3)  Net of redemption fees of $578.
(4) For the period from commencement of operations (December 21, 2001) to June 30, 2002.
(5)  Net of redemption fees of $4,157.

     76
-----------
SEVENTY-SIX


                                           INTERNATIONAL                                   MID CAP                      SMALL CAP
                                              VALUE(2)               MID CAP                VALUE        SMALL CAP        VALUE
                                          ===============   ==========================  =============  =============  =============
                                              Investor       Investor    Institutional     Investor       Investor       Investor
Year ended June 30, 2002                       Shares         Shares         Shares         Shares         Shares         Shares
=======================================   ===============   ==========================  =============  =============  =============
Proceeds from shares issued.............    $14,046,764  $1,165,389,769   $364,499,717   $48,987,982    $53,637,048   $218,256,845
Net asset value of shares issued in
  reinvestment of distributions  .......              -               -              -             -        615,881     21,684,627
Cost of shares redeemed.................   (266,341)(3)   (740,991,149)   (18,264,478)  (12,530,971)   (66,435,862)  (153,690,612)
                                          ---------------   --------------------------  -------------  -------------  -------------
Net increase (decrease) from fund
     share activities...................    $13,780,423    $424,398,620   $346,235,239   $36,457,011  $(12,182,933)    $86,250,860
                                          ===============   ==========================  =============  =============  =============


Shares sold.............................      1,275,274      58,902,392    18,444,267      4,746,201      5,277,657     18,453,943
Shares issued in reinvestment
     of distributions...................              -               -             -              -         62,909      1,946,555
Shares redeemed.........................       (23,302)    (37,879,947)     (921,013)    (1,238,891)    (6,597,238)   (13,245,797)
                                          ---------------   --------------------------  -------------  -------------  -------------
Net increase (decrease)
  in capital shares ....................      1,251,972      21,022,445    17,523,254      3,507,310    (1,256,672)      7,154,701
                                          ===============   ==========================  =============  =============  =============



                                           INTERNATIONAL                                   MID CAP                      SMALL CAP
                                            SMALL CAP(4)             MID CAP                VALUE        SMALL CAP        VALUE
                                          ===============   ==========================  =============  =============  =============
                                              Investor       Investor    Institutional     Investor       Investor       Investor
Year ended June 30, 2002                       Shares         Shares         Shares         Shares         Shares         Shares
========================================  ===============   ==========================  =============  =============  =============
Proceeds from shares issued.............    $76,912,849  $1,658,139,576   $320,452,227   $14,758,493    $55,591,745   $260,487,987
Net asset value of shares issued in
  reinvestment of distributions  .......              -               -              -       117,076        575,069     26,165,517
Cost of shares redeemed................. (1,795,558)(5)   (838,081,569)   (22,593,597)   (5,508,251)   (46,982,611)  (147,452,616)
                                          ---------------   --------------------------  -------------  -------------  -------------
Net increase (decrease) from fund
     share activities...................    $75,117,291    $820,058,007   $297,858,630    $9,367,318     $9,184,203   $139,200,888
                                          ===============   ==========================  =============  =============  =============


Shares sold.............................      7,265,365      68,336,403     13,136,926     1,365,659      4,208,106     20,102,864
Shares issued in reinvestment
     of distributions...................              -               -              -        12,117         46,227      2,226,852
Shares redeemed.........................      (169,677)    (34,975,059)      (921,123)     (528,280)    (3,639,075)   (11,349,245)
                                          ---------------   --------------------------  -------------  -------------  -------------
Net increase (decrease)
  in capital shares ....................      7,095,688      33,361,344     12,215,803       849,496        615,258     10,980,471
                                          ===============   ==========================  =============  =============  =============


                                                                        77
                                                                  -------------
                                                                  SEVENTY-SEVEN

[PRICEWATERHOUSECOOPERS LOGO]
--------------------------------------------------------------------------------

                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee WI 53202
                                                    Telephone (414) 212 1600

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (comprising Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 2003, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 31, 2003

      78
-------------
SEVENTY-EIGHT

------------------------NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE----

The discussions of each Fund included in this Annual Report include statistical information about the portfolios of each of the Artisan Funds. Except as otherwise noted, that information is as of June 30, 2003; it varies with changes in a Fund's portfolio investments. Artisan Funds may consider an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed in that country than any other country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that Artisan Funds could deem a particular issuer to be from more than one country.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding common stock. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year. MEDIAN P/E measures the median ratio of the portfolio stock prices to each stock's earnings. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds' returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Funds are compared are:

ARTISAN INTERNATIONAL, ARTISAN INTERNATIONAL SMALL CAP AND ARTISAN INTERNATIONAL VALUE FUNDS - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R INDEX
(EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. EAFE's average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

ARTISAN INTERNATIONAL SMALL CAP FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R SMALL CAP INDEX is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ARTISAN INTERNATIONAL VALUE FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R VALUE INDEX is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book and higher forecasted growth values.

ARTISAN MID CAP VALUE FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R VALUE INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with lower price-to-book ratios and lower forecasted growth values.

ARTISAN SMALL CAP FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. RUSSELL 2000/R GROWTH INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with higher price-to-book ratios and higher forecasted growth values.

ARTISAN SMALL CAP VALUE FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. The RUSSELL 2000/R VALUE INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with lower price-to-book ratios and lower forecasted growth values.

Each LIPPER INDEX, except the Lipper International Small-Cap Funds Index, reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Lipper International Small-Cap Funds Index reflects the net asset value weighted return of the ten largest international small-cap funds tracked by Lipper. Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund are included in their respective Lipper indices.

                                   TRADEMARKS
Trademarks and copyrights relating to the indices mentioned in this report are owned by: Russell indices: The Frank Russell Company; MSCI indices: Morgan Stanley & Co.; and Lipper indices: Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

                                                                        79
                                                                   ------------
                                                                   SEVENTY-NINE

----DIRECTORS AND OFFICERS------------------------------------------------------

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.

                                           DATE FIRST
                            POSITIONS      ELECTED OR                                                 OTHER
NAME AND AGE                   HELD         APPOINTED     PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
AT 8/01/03                  WITH FUNDS      TO OFFICE      DURING PAST 5 YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
David A. Erne - 60            Director       3/27/95     Partner of the law firm          Trustee, Northwestern Mutual Life
                                                         Reinhart Boerner Van             Insurance Company (life insurance,
                                                         Deuren S.C., Milwaukee, WI.      disability insurance and annuity company).
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hefty - 56          Director       3/27/95     Retired; Adjunct Faculty,        None.
                                                         Department of Business and
                                                         Economics, Ripon College;
                                                         Of Counsel to the law firm
                                                         Reinhart Boerner Van Deuren
                                                         S.C., Milwaukee, WI. Until
                                                         December 2002, Chairman of
                                                         the Board and Chief Executive
                                                         Officer of Cobalt Corporation
                                                         (provider of managed care and
                                                         specialty business services).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Joerres - 43       Director       8/9/01      Chairman of the Board            Director, Johnson Controls, Inc.
                                                         (since May 2001), President      (manufacturer of automotive systems and
                                                         and Chief Executive Officer      building controls).
                                                         (since April 1999) of
                                                         Manpower, Inc. (non-
                                                         governmental employment
                                                         service organization);
                                                         formerly, Senior Vice
                                                         President, European
                                                         Operations and Global
                                                         Account Management and
                                                         Development of Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Patrick S. Pittard - 57       Director       8/9/01      Retired. Until November          Director, Jefferson Pilot Corporation
                                                         2001, Chairman of the Board,     (individual and group life insurance and
                                                         President and Chief              annuity company); Former Chairman of the
                                                         Executive Officer of Heidrick    Board, The University of Georgia
                                                         & Struggles International,       Foundation; Member, Board of Regents of
                                                         Inc. (executive search firm).    the University System of Georgia.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Witt - 63           Director       3/27/95     Chairman of the Board,           Director, Franklin Electric Co., Inc.
                                                         President and Chief Executive    (manufacturer of electric motors).
                                                         Officer of Littelfuse, Inc.
                                                         (manufacturer of advanced
                                                         circuit protection devices).
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
Andrew A. Ziegler - 45        Director,      1/5/95      Managing Director of Artisan     None.
                              Chairman                   Partners; Chairman and
                              and Chief                  President of Artisan
                              Executive                  Distributors.
                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Carlene Murphy Ziegler - 47   Director       3/27/95     Managing Director of Artisan     None.
                              and Vice                   Partners and Portfolio
                              President                  Co-Manager of Artisan
                                                         Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------


*Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

The business address of the directors and officers affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53188; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - c/o Artisan Funds, 1000 N. Water Street, Milwaukee, Wisconsin 53202; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

  80
------
EIGHTY

------------------------------------------------------DIRECTORS AND OFFICERS----


                                           DATE FIRST
                            POSITIONS      ELECTED OR
NAME AND AGE                   HELD         APPOINTED     PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
AT 8/01/03                  WITH FUNDS      TO OFFICE      DURING PAST 5 YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Michael C. Roos - 45          President      8/5/99      Managing Director of Artisan               None.
                                                         Partners; Vice President of
                                                         Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence A. Totsky - 44       Chief          1/22/98     Managing Director and Chief                None.
                              Financial                  Financial Officer of Artisan
                              Officer and                Partners; Vice President,
                              Treasurer                  Chief Financial Officer and
                                                         Treasurer of Artisan
                                                         Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Janet D. Olsen - 47           General        1/18/01     Managing Director and General              None.
                              Counsel and                Counsel of Artisan Partners;
                              Secretary                  Vice President and Secretary
                                                         of Artisan Distributors;
                                                         prior to joining Artisan
                                                         Partners in November 2000,
                                                         Member of the law firm Bell,
                                                         Boyd & Lloyd LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Yockey - 47           Vice           4/23/96     Managing Director of Artisan               None.
                              President                  Partners and Portfolio Manager
                                                         of Artisan International Fund and
                                                         Artisan International Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Scott C. Satterwhite - 46     Vice           7/31/97     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Co-Manager of Artisan
                                                         Mid Cap Value Fund and Artisan
                                                         Small Cap Value Fund.
------------------------------------------------------------------------------------------------------------------------------------
Andrew C. Stephens - 39       Vice           7/31/97     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Manager of Artisan
                                                         Mid Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Marina T. Carlson - 39        Vice           8/5/99      Managing Director of Artisan               None.
                              President                  Partners and Portfolio Co-Manager
                                                         of Artisan Small Cap Fund; prior to
                                                         joining Artisan Partners in 1999,
                                                         Manager of Strong Mid Cap Disciplined
                                                         Fund from its inception in
                                                         December 1998 through March 1999;
                                                         Portfolio Co-Manager of Strong
                                                         Opportunity Fund and Strong Common
                                                         Stock Fund, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------
James C. Kieffer - 38         Vice           1/27/00     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Co-Manager of Artisan
                                                         Mid Cap Value Fund and Artisan
                                                         Small Cap Value Fund; from 1997
                                                         to 2000, Research Analyst for
                                                         Artisan Partners.
------------------------------------------------------------------------------------------------------------------------------------
N. David Samra - 39           Vice           6/5/02      Managing Director of Artisan Partners      None.
                              President                  and Portfolio Manager of Artisan
                                                         International Value Fund; from August
                                                         1997 to May 2002, Portfolio Manager
                                                         and Analyst for Harris Associates L.P.
                                                         (investment management firm)
------------------------------------------------------------------------------------------------------------------------------------
Gregory K. Ramirez - 33       Assistant      1/22/98     Managing Director of Client Accounting     None.
                              Secretary and              and Administration of Artisan Partners
                              Assistant                  since January 2003, Director of Client
                              Treasurer                  Accounting and Administration from
                                                         January 2000 to December 2002
                                                         and Controller of Artisan Partners
                                                         prior thereto; Assistant Treasurer
                                                         of Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Sarah A. Johnson - 31         Assistant      2/5/03      Counsel of Artisan Partners; prior         None.
                              Secretary                  to joining Artisan Partners in July
                                                         2002, Associate of the law firm
                                                         Bell, Boyd & Lloyd LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------


The Statement of Additional Information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free copy of the SAI.

[ARTISAN LOGO]
ARTISAN FUNDS       P.O. BOX 8412
                    BOSTON, MA 02266-8412

                    800.344.1770
                    WWW.ARTISANFUNDS.COM

8/21/03 - A3066

                                 [ARTISAN LOGO]

                              -------------------
                                     ANNUAL
                                     REPORT

                                 JUNE 30, 2003
                              -------------------

                                    ARTISAN
                               INTERNATIONAL FUND
                              Institutional Shares

                              -------------------

-----------------------------------------------------------TABLE OF CONTENTS----

TABLE OF CONTENTS

-----------------------------------------
 01  MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
-----------------------------------------
-----------------------------------------
 05  SCHEDULE OF INVESTMENTS
-----------------------------------------
-----------------------------------------
 09  STATEMENT OF
     ASSETS & LIABILITIES
-----------------------------------------
-----------------------------------------
 10  STATEMENT OF OPERATIONS
-----------------------------------------
-----------------------------------------
 11  STATEMENTS OF
     CHANGES IN NET ASSETS
-----------------------------------------
-----------------------------------------
 12  FINANCIAL HIGHLIGHTS
-----------------------------------------
-----------------------------------------
 13  NOTES TO FINANCIAL STATEMENTS
-----------------------------------------
-----------------------------------------
 18  REPORT OF
     INDEPENDENT AUDITORS
-----------------------------------------
-----------------------------------------
 19  NOTES ON
     MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
-----------------------------------------
-----------------------------------------
 20  DIRECTORS AND OFFICERS
-----------------------------------------

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of June 30, 2003. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

------------------------------------------------------------------HIGHLIGHTS----

o For the 12 months ended June 30, 2003, Artisan International Fund trailed the MSCI EAFE/R Index.

o Our stocks in the financials and materials sectors were most costly to performance.

o Our energy sector stocks and a favorable currency environment contributed positively to returns.

---------------------------------------------------------INVESTMENT APPROACH----

We use a bottom-up investment process to construct a portfolio of international growth companies of all market capitalizations. The investment team conducts its own fundamental analysis with particular emphasis on:

1) Well-managed companies focused on increasing shareholder value;
2) Sustainable growth prospects;
3) Reasonable valuations;
4) Dominant or increasing market shares or direct exposure to an identified theme.

----------------------------------------------------------PERFORMANCE REVIEW----

Artisan International Fund underperformed during the first nine months of the fiscal year ended June 30, 2003, but strongly outperformed the MSCI EAFE/R Index during the final three months.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/97 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES ($14,892) MSCI EAFE/R Index ($8,652)
         Lipper International Funds Index ($9,460)

                                               ARTISAN
                                             INTERNATIONAL            Lipper
                                                FUND -     MSCI    International
                                            INSTITUTIONAL  EAFE/R     Funds
                                                 SHARES    Index      Index
                                                 ------    ------     ------
  6/30/97 (Inception of Institutional Shares)    10,000    10,000     10,000
                                                 10,166     9,930     10,192
                       12/97                      9,525     9,152      9,412
                                                 11,453    10,498     10,808
                       6/98                      12,440    10,610     10,900
                                                 10,094     9,102      9,180
                       12/98                     12,621    10,982     10,604
                                                 14,045    11,135     10,740
                       6/99                      14,632    11,418     11,336
                                                 15,375    11,919     11,718
                       12/99                     22,927    13,943     14,616
                                                 26,985    13,929     14,706
                       6/00                      24,285    13,377     14,015
                                                 21,601    12,298     12,986
                       12/00                     20,544    11,968     12,464
                                                 17,917    10,324     10,838
                       6/01                      18,329    10,188     10,902
                                                 15,768     8,789      9,272
                       12/01                     17,322     9,402     10,055
                                                 17,472     9,449     10,302
                       6/02                      17,134     9,249     10,107
                                                 13,478     7,424      8,125
                       12/02                     14,077     7,903      8,665
                                                 12,096     7,254      7,902
                       6/03                      14,892     8,652      9,460


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                                      SINCE
FUND / INDEX                                        1-YEAR  5-YEAR  INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund - Institutional Shares  -13.09%    3.66%   6.86%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                                   -6.46    -4.00   -2.38
--------------------------------------------------------------------------------
Lipper International Funds Index                    -6.40    -2.79   -0.92
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 19 for a description of each index.

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

PERFORMANCE DISCUSSION
During the first three months of our fiscal year ended June 30, 2003, international equity markets experienced an extremely rough time. After the lows recorded in July 2002, the markets stabilized somewhat in August only to fall again in September. Apparent signs of a global economic slowdown, and the possibility of a military conflict in Iraq, added to the gloom of markets already shaken by corporate governance issues and concerns about quality of earnings. The next three months saw the markets rally during October and November, only to fall back in December. As the markets shifted they also went through rotations, with some previously underperforming sectors, such as technology, rallying as the markets rebounded. Moving into 2003, the European Central Bank cut interest rates for the second time in three months, but European markets again performed poorly. In addition to all the concerns about the Iraq conflict and the economic outlook, markets in the Netherlands, and in Europe generally, were further depressed by the specter of financial fraud that followed the announcement of major accounting irregularities by the Dutch retailer Ahold (which we didn't own). As anticipated, the international equity markets turned around as soon as military action in Iraq began. Typical for a bounce back, we saw some of the strongest recoveries from sectors that had been hit the hardest prior to the market's low on March 12.

QUARTERLY TOTAL RETURNS

FUND/INDEX                            Q2 03     Q1 03     Q4 02     Q3 02
--------------------------------------------------------------------------------
Artisan International Fund -
Institutional Shares                  23.12%   -14.07%     4.44%   -21.34%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                     19.27     -8.21      6.45    -19.73
--------------------------------------------------------------------------------
Returns are not annualized.

The fiscal year ended June 30, 2003 represented a highly volatile period for equity investors. The only consolation is that it ended much better than it started. The performance of the Fund was no different.

SECTOR REVIEW
The stocks we owned in the financials and materials sectors were the largest negative contributors to performance during the period. More specifically, German insurers, Allianz AG and Muenchener Rueckversicherungs-Gesellschaft AG (Munich RE), and our chemical stocks were our biggest drags on performance.

Insurance companies in the U.S. and overseas were under stress during most of the period. Many firms struggled to maintain their capital adequacy ratios as their investment portfolios were plagued by falling market prices. During the first three months of the fiscal year, the stocks of Munich RE and Allianz AG were particularly affected and those stocks were down considerably. Allianz was also affected by losses at its Dresdner Kleinwort Wasserstein investment banking subsidiary due in part to slow capital market activities and higher debt provisions. Following the rough beginning to the fiscal year, both Munich RE and Allianz put in place plans to improve their structures and operations. For example, each company reduced its shareholding in the other, conducted asset write-downs, announced actions to bolster capital structure, and improved the core insurance business by demonstrating greater underwriting discipline and cost controls. Those factors and a stronger stock market late in the period, among other things, caused those stock prices to recover somewhat and we still held both stocks as of June 30, 2003.

                                    [PHOTO]
                                 MARK L. YOCKEY
                               Portfolio Manager

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

The returns of our specialty chemical companies were depressed by an overriding macro factor - high oil and gas prices. Cost of goods sold for many chemical firms is largely determined by the prices of both commodities. The most damaging stocks were Clariant AG and Imperial Chemical Industries PLC (ICI), which in our view, also suffered as management made mistakes in strategic positioning and business execution. However, Clariant replaced its chief executive and we believe that ICI took steps to improve its operations. On the other hand, our energy holdings benefited from high oil and gas prices. EnCana Corporation and Repsol YPF S.A. were the two largest contributors.

Looking beyond insurance and chemicals, Telefonica S.A., a Spanish telecommunications company, was one of the larger positive contributors to Fund performance. Among the catalysts for strong performance were the resumption of dividend payments, an improved situation in Brazil, and strong cash flow generation in the core Spanish wireline and wireless businesses. A number of retailers such as Next PLC (British apparel), Wal-Mart de Mexico S.A. de C.V., and Tesco PLC (British supermarkets) also contributed strongly. Next was supported by its stock buyback program and strong cash flow generation, while Wal-Mart de Mexico and Tesco each reported strong sales growth.

COUNTRY & CURRENCY DISCUSSION
An important factor that positively influenced absolute Fund returns over the course of the fiscal year was the weakening dollar. The trade-weighted dollar, which measures the dollar against a basket of other currencies, depreciated significantly during the fiscal year. This meant that when foreign holdings were converted back to U.S. dollars, at the depreciated level, the same unit of foreign currency could be redeemed for more dollars, resulting in a currency gain. Were it not for this factor, returns would have been much lower.

We did not own many stocks in Japan because we thought that Japan's high unemployment, deflationary pressures and historically reactionary policy measures made the outlook too uncertain. That lack of exposure was a profitable decision relative to the MSCI EAFE/R during the fiscal year because the Japanese market performed poorly and did not get the currency boost of many other overseas markets.

BIGGEST GAINERS                                          %
                                                        ---
Next PLC............................................   30.2%
Repsol YPF, S.A. ...................................   28.7
Deutsche Boerse AG..................................   28.5
EnCana Corporation..................................   22.3
UBS AG..............................................   18.9

BIGGEST LOSERS                                           %
                                                        ---
Clariant AG.........................................  -52.6%
BAE Systems PLC.....................................  -43.6
Muenchener Rueckversicherungs-Gesellschaft AG.......  -42.6
Imperial Chemical Industries PLC....................  -41.4
Allianz AG..........................................  -28.4

For the year ended 6/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some holdings may have experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

FUND CHANGES
We think chasing short-term market sentiment almost ensures short-term and long-term underperformance. So, we made few major changes in the Fund, leaving the geographic diversification and sector allocation of the Fund in many areas largely unchanged. Eight of our Top 10 Holdings at the beginning of the fiscal year remained at the end.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom................ 22.0%
Switzerland................... 15.2
Germany....................... 12.7
Netherlands...................  9.4
France........................  7.4

As a percentage of total net assets as of 6/30/03.

REGION ALLOCATION
                                6/03    6/02
                               ------  ------
Europe........................ 79.1%    75.7%
Latin America.................  8.4      6.4
Asia/Pacific..................  8.0     12.8
North America.................  3.3      0.6

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

TOP 10 HOLDINGS

COMPANY NAME                                      COUNTRY               %
--------------------------------------------------------------------------------
Allianz AG                                        Germany              3.7%
--------------------------------------------------------------------------------
Compass Group PLC                                 United Kingdom       3.4
--------------------------------------------------------------------------------
Nestle S.A., Class B                              Switzerland          3.3
--------------------------------------------------------------------------------
Diageo PLC                                        United Kingdom       3.0
--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                             Japan                2.9
--------------------------------------------------------------------------------
Tesco PLC                                         United Kingdom       2.8
--------------------------------------------------------------------------------
Lloyds TSB Group PLC                              United Kingdom       2.7
--------------------------------------------------------------------------------
Fortis (NL) N.V.                                  Netherlands          2.7
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG     Germany              2.6
--------------------------------------------------------------------------------
Marks & Spencer Group PLC                         United Kingdom       2.5
--------------------------------------------------------------------------------
TOTAL                                                                 29.6%

As a percentage of total net assets as of 6/30/03.

On a sector basis, the consumer sectors remained our largest allocation. In fact, at June 30, 2003, we had a slightly larger commitment to the consumer discretionary group than we did at the beginning of the period. The increase was due in part to bigger positions in a number of media stocks. We added to a number of the retail stocks we own and added Kingfisher PLC, Europe's largest home improvement retailer, late in the fiscal year. We sold Toyota Motor Corporation and Italian caterer Autogrill S.p.A. The consumer staples sector as a percentage of the Fund remained basically the same. However, we added to food retailers Tesco PLC and Carrefour S.A. British American Tobacco PLC was sold.

Outside of the consumer sectors, we maintained a meaningful number of our financial stocks. The modestly lower portfolio weighting was partly due to the poor performance of our insurance stocks in addition to the sale and trimming of some bank stocks. Some of the capital from the finance area was redeployed into a number of energy stocks. As of June 30, 2002, we only had two small positions in the sector. By the close of the fiscal year we had purchased EnCana Corporation, which also contributed to a higher weighting in Canada, increased our position in Royal Dutch Petroleum Company, NY Shares, and initiated small positions in a few emerging markets oil stocks. In the healthcare sector, we added pharmaceutical companies Roche Holding AG and Sanofi-Synthelabo S.A.

Scanning the Fund by region, European stocks continue to be our largest weighting. We have not yet found many attractive ideas in Japan. Consequently, the number of stocks we own in that country has continued to leave us considerably underweight versus the MSCI EAFE/R and the sale of Toyota Motor Corporation and Canon, Inc. contributed to an even lower weight.

As always, we appreciate your support.

FUND STATISTICS
Net Assets.............................. $8.2 Bil.
Number of Holdings............................. 88
Weighted Avg. Market Cap............... $24.9 Bil.
Weighted Avg. Growth Rate (3-5 yr).......... 11.1%
Weighted Harmonic Avg. P/E (2003E).......... 15.6X

All statistics are as of 6/30/03.

TOP 5 SECTORS
Financials........................... 25.1%
Consumer Staples...................... 23.1
Consumer Discretionary................ 20.0
Telecommunication Services............. 8.8
Healthcare............................. 6.7

As a percentage of total net assets as of 6/30/03.

ARTISAN
INTERNATIONAL FUND
Schedule of Investments - June 30, 2003

                                                     SHARES
                                                      HELD           VALUE
                                                   ==========     ==========

COMMON AND PREFERRED STOCKS - 98.8%

AUSTRALIA - 1.1%
  Commonwealth Bank of Australia                     2,945,390     $58,440,513
  National Australia Bank Ltd.                       1,484,491      33,391,514
                                                                --------------
                                                                    91,832,027
BELGIUM - 1.8%
  Colruyt N.V.                                          11,576         801,581
  Interbrew                                          6,596,708     146,825,194
                                                                --------------
                                                                   147,626,775
BRAZIL - 1.1%
  Banco Bradesco S.A.                            3,767,729,000      14,098,514
  Banco Itau Holding Financeira S.A.               178,301,400      11,879,693
  Companhia de Bebidas das Americas - (ADR)            158,400       3,223,440
  Petroleo Brasileiro S.A. - (ADR)                     982,500      19,414,200
  Telesp Celular Participacoes S.A.,
     Preferred - (ADR)(1)                            9,544,900      37,225,110
                                                                --------------
                                                                    85,840,957
CANADA - 3.3%
  CanWest Global Communications Corporation(1)(2)    4,004,998      25,552,818
  Corus Entertainment, Inc., Class B(1)(2)           2,929,750      49,162,318
  EnCana Corporation                                 3,712,600     141,575,822
  Research In Motion Limited(1)(3)                     728,771      15,748,741
  Telus Corporation                                  2,313,400      40,799,110
                                                                --------------
                                                                   272,838,809
CHINA - 0.4%
  PetroChina Company Ltd.                           94,868,500      28,588,957

DENMARK - 0.9%
  A P Moller - Maersk A/S                                1,566       8,483,995
  Novo-Nordisk A/S, Class B                          1,811,550      63,512,488
                                                                --------------
                                                                    71,996,483
FRANCE - 7.4%
  Axa                                                4,901,785      76,173,158
  Carrefour S.A.                                     3,988,968     195,829,140
  JC Decaux S.A.(1)                                  8,355,316     104,756,681
  Orange S.A.(1)                                       951,733       8,462,272
  Rhodia S.A.(2)                                     8,837,821      57,232,926
  Sanofi-Synthelabo S.A.                             1,694,711      99,416,433
  Technip - Coflexip S.A.                              138,149      12,108,632
  Vivendi Universal S.A.                             2,537,011      46,253,433
                                                                --------------
                                                                   600,232,675

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                     SHARES
                                                      HELD           VALUE
                                                   ==========     ==========

GERMANY - 12.7%
  Allianz AG                                         3,600,002    $299,718,585
  Deutsche Boerse AG                                 2,415,989     128,194,904
  Deutsche Telekom AG(1)                             5,718,400      87,416,188
  Henkel KGaA                                        2,901,743     179,937,064
  KDG Investors, L.P.(1)(4)(5)                                         400,000
  Linde AG                                           3,492,083     129,500,649
  Muenchener Rueckversicherungs-Gesellschaft AG      2,084,405     212,857,815
                                                                --------------
                                                                 1,038,025,205
IRELAND - 0.0%(6)
  Allied Irish Banks PLC                                42,831         640,955

ITALY - 2.1%
  Banca Nazionale del Lavoro S.p.A.(1)              14,142,007      23,749,598
  Mediaset S.p.A.                                    1,391,245      11,794,063
  Telecom Italia S.p.A.                             25,341,043     139,038,546
                                                                --------------
                                                                   174,582,207
JAPAN - 5.6%
  Honda Motor Co., Ltd.                              6,256,300     237,505,027
  Japan Tobacco, Inc.                                   17,364      94,023,912
  Promise Co., Ltd.                                  2,068,250      77,480,643
  Yamanouchi Pharmaceutical Co., Ltd.                1,801,300      47,040,749
                                                                --------------
                                                                   456,050,331
KOREA - 0.0%(6)
  KT Corporation - (ADR)                                45,700         900,747

LUXEMBOURG - 0.5%
  RTL Group                                            849,486      40,648,255

MEXICO - 7.3%
  Fomento Economico Mexicano S.A. de C.V. (ADR)      1,796,334      74,008,961
  Grupo Modelo S.A. de C.V., Series C (ADR)(2)      33,674,300      76,697,291
  Grupo Televisa S.A. (ADR)                          3,592,600     123,944,700
  Telefonos de Mexico S.A. de C.V. (ADR)             6,247,840     196,307,133
  Wal-Mart de Mexico S.A. de C.V., Series V         40,927,400     120,673,065
                                                                --------------
                                                                   591,631,150
NETHERLANDS - 9.4%
  ABN Amro Holding N.V.                              8,140,800     155,909,894
  ASML Holding N.V.(1)                               7,754,346      73,763,759
  Fortis (NL) N.V.                                  12,541,576     216,389,272
  Heineken N.V.                                        653,756      23,236,276
  Royal Dutch Petroleum Company, NY Shares(3)        3,136,160     146,207,779
  Unilever N.V.                                      1,356,550      72,900,582
  Wolters Kluwer N.V.                                6,251,112      75,498,606
                                                                --------------
                                                                   763,906,168
POLAND - 0.3%
  Bank Pekao S.A.                                      999,864      25,925,822

PORTUGAL - 0.7%
  Portugal Telecom, SGPS, S.A.                       7,892,332      56,647,701

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                     SHARES
                                                      HELD           VALUE
                                                   ==========     ==========

RUSSIA - 0.5%
  LUKOIL - (ADR)                                       561,600     $44,422,560

SINGAPORE - 0.9%
  DBS Group Holdings Ltd.                           12,301,807      71,962,864

SPAIN - 5.6%
  Banco Bilbao Vizcaya Argentaria, S.A.                822,400       8,655,587
  Industria de Diseno Textil, S.A.                   5,380,748     135,543,633
  Promotora de Informaciones, S.A.                   8,287,886      75,407,164
  Repsol YPF, S.A.                                   6,230,412     101,191,449
  Telefonica, S.A.(1)                               11,823,080     137,490,958
                                                                --------------
                                                                   458,288,791
SWITZERLAND - 15.2%
  CIBA Specialty Chemicals AG(1)                     2,342,272     142,102,918
  Compagnie Financiere Richemont AG                    253,900       4,113,946
  Clariant AG(1)(2)                                  8,999,193      82,561,404
  Credit Suisse Group                                5,125,600     135,193,578
  Julius Baer Holding Ltd., Class B                    260,306      63,940,213
  Nestle S.A., Class B                               1,312,811     271,478,747
  Novartis AG                                        3,535,453     140,204,410
  Roche Holding AG,  Bearer                             68,500       8,438,332
  Roche Holding AG - Genusschein                     1,407,200     110,620,746
  Swiss Re                                             642,333      35,666,685
  Serono S.A.                                          123,925      72,983,353
  UBS AG                                             3,130,510     174,521,995
                                                                --------------
                                                                 1,241,826,327

UNITED KINGDOM - 22.0%
  BAE Systems PLC                                   49,938,951     117,625,385
  BT Group PLC                                       1,453,500       4,895,076
  Carlton Communications PLC                        17,470,084      43,747,617
  Compass Group PLC                                 51,429,309     277,762,149
  Diageo PLC                                        22,924,551     245,161,290
  Granada PLC                                       88,967,620     133,819,728
  Imperial Chemical Industries PLC                  54,671,863     110,925,694
  Kingfisher PLC                                    15,357,614      70,378,836
  Lloyds TSB Group PLC                              31,519,006     224,150,737
  Marks & Spencer Group PLC                         38,724,724     202,105,657
  Next PLC                                           7,492,682     127,128,532
  mmO2 PLC(1)                                        7,498,600       7,033,846
  Tesco PLC                                         62,293,968     225,752,400
                                                                --------------
                                                                 1,790,486,947

                                                                --------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $8,772,143,546)          8,054,902,713

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                      PAR
                                                     AMOUNT          VALUE
                                                   ==========     ==========

SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 0.7%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%,
     dated 6/30/03, due 7/1/03, maturity
     value $60,201,254 collateralized by
     $61,408,547 market value Federal
     Home Loan Bank Note, 1.40% due 5/4/04.
     (Cost $60,200,000)                            $60,200,000     $60,200,000

TOTAL INVESTMENTS - 99.5% (cost $8,832,343,546)                  8,115,102,713

OTHER ASSETS LESS LIABILITIES - 0.5%                                42,735,011
                                                                --------------

TOTAL NET ASSETS - 100.0%(7)                                    $8,157,837,724
                                                                ==============

(1)  Non-income producing security.
(2)  Affiliated company as defined by the Investment Company Act of 1940.
     See Note 7 to the financial statements.
(3)  Principally traded in the United States.
(4) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(5) Private investment partnership which is restricted as to resale. Total investment cost of $10 million, made through capital contributions on 3/6/00, 7/10/00 and 5/15/01. Value at June 30, 2003 represents less than 0.01% of total net assets.
(6)  Represents less than 0.1% of total net assets.
(7)  Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt.

--------------------------------------------------------------------------------
Portfolio Diversification -  June 30, 2003

                                                  VALUE          PERCENTAGE
                                               ===========       ==========
Consumer Discretionary                        $1,628,434,080        20.0%
Consumer Staples                               1,887,638,026        23.1
Energy                                           493,509,399         6.1
Financials                                     2,048,942,540        25.1
Healthcare                                       542,216,511         6.7
Industrials                                      126,109,380         1.5
Information Technology                            89,512,500         1.1
Materials                                        522,323,590         6.4
Telecommunication Services                       716,216,687         8.8
Utilities                                                  -         0.0
                                            ----------------     --------
TOTAL COMMON AND PREFERRED STOCKS              8,054,902,713        98.8
Total short-term investments                      60,200,000         0.7
                                            ----------------     --------
TOTAL INVESTMENTS                              8,115,102,713        99.5
OTHER ASSETS LESS LIABILITIES                     42,735,011         0.5
                                            ----------------     --------
TOTAL NET ASSETS                             $ 8,157,837,724       100.0%
                                            ================     ========


    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statement of Assets & Liabilities - June 30, 2003

ASSETS:
Investments in securities, unaffiliated, at value ..........    $7,823,895,956
Investments in securities, affiliated, at value ............       291,206,757
                                                               ---------------
TOTAL INVESTMENTS ..........................................     8,115,102,713
Cash........................................................               656
Receivable from investments sold............................        48,267,676
Receivable from forward currency contracts..................        47,990,236
Receivable from fund shares sold............................        29,495,098
Dividends and interest receivable...........................        17,755,987
                                                               ---------------
TOTAL ASSETS................................................     8,258,612,366

LIABILITIES:
Payable for investments purchased...........................        28,016,855
Payable for forward currency contracts......................        48,101,119
Payable for fund shares redeemed............................        21,395,644
Payable for operating expenses..............................         2,242,959
Payable for withholding taxes...............................         1,018,065
                                                               ---------------
TOTAL LIABILITIES...........................................       100,774,642
                                                               ---------------
TOTAL NET ASSETS............................................    $8,157,837,724
                                                               ===============


NET ASSETS CONSIST OF:
Fund shares issued and outstanding..........................   $10,345,330,767
Net unrealized appreciation (depreciation) on
  investments and foreign currency related
  transactions .............................................     (716,897,537)
Accumulated undistributed net investment income (loss)......        90,594,085
Accumulated undistributed net realized gains
  (losses) on investments and foreign
  currency related transactions ............................   (1,561,189,591)
                                                               ---------------
                                                                $8,157,837,724
                                                               ===============

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares........................................    $5,182,832,740
     Institutional Shares...................................    $2,975,004,984
Shares Outstanding
     Investor Shares........................................       331,619,519
     Institutional Shares...................................       189,425,338
Net asset value and offering price per share
     Investor Shares........................................            $15.63
     Institutional Shares...................................            $15.71
Cost of securities of unaffiliated issuers held.............    $8,421,385,574
Cost of securities of affiliated issuers held...............      $410,957,972

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statement of Operations - For the Year Ended June 30, 2003

INVESTMENT INCOME:
Interest....................................................        $2,825,610
Dividends, from unaffiliated issuers .......................    176,343,076(1)
Dividends, from affiliated issuers..........................      2,344,814(2)
Other.......................................................         2,995,772
                                                               ---------------
TOTAL INVESTMENT INCOME.....................................       184,509,272

EXPENSES:
Advisory fees...............................................        66,306,063
Transfer agent fees
     Investor Shares........................................         8,331,967
     Institutional Shares...................................            32,233
Shareholder communications
     Investor Shares........................................         1,177,617
     Institutional Shares...................................            19,011
Custodian fees..............................................         3,945,008
Accounting fees.............................................            73,299
Professional fees...........................................           301,743
Registration fees
     Investor Shares........................................           124,912
     Institutional Shares...................................           127,627
Directors' fees.............................................           180,436
Other operating expenses....................................           163,719
                                                               ---------------
TOTAL NET EXPENSES..........................................        80,783,635
                                                               ---------------
NET INVESTMENT INCOME (LOSS)................................       103,725,637

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments............................................  (529,007,531)(3)
     Foreign currency related transactions..................      (10,809,131)
                                                               ---------------
                                                                 (539,816,662)
Net increase (decrease) in unrealized appreciation on:
     Investments............................................     (423,541,570)
     Foreign currency related transactions..................            52,282
                                                               ---------------
                                                                 (423,489,288)
                                                               ---------------
NET GAIN (LOSS) ON INVESTMENTS..............................     (963,305,950)
                                                               ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ...............................    $(859,580,313)
                                                               ===============

(1) Net of foreign taxes withheld of $22,229,774.
(2) Net of foreign taxes withheld of $14,358.
(3) Including $(7,613,533) from affiliated issuers.

The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statements of Changes in Net Assets

                                                YEAR ENDED        YEAR ENDED
                                                 6/30/03            6/30/02
                                          ======================================
OPERATIONS:
Net investment income (loss)............        $103,725,637       $51,719,319
Net realized gain (loss) on:
     Investments........................       (529,007,531)     (393,817,449)
     Foreign currency related transactions      (10,809,131)       (2,431,313)
Net increase (decrease) in unrealized
  appreciation on:
     Investments........................       (423,541,570)       (9,921,060)
     Foreign currency
       related transactions ............              52,282           569,310
                                          --------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .....       (859,580,313)     (353,881,193)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares....................        (31,901,533)      (13,657,908)
     Institutional Shares...............        (18,341,682)       (8,134,964)
Net realized gains on
  investment transactions:
     Investor Shares....................                   -                 -
     Institutional Shares...............                   -                 -
                                          --------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS        (50,243,215)      (21,792,872)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES .       1,716,020,036     2,333,625,659
                                          --------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.         806,196,508     1,957,951,594
                                          --------------------------------------
Net assets, beginning of period.........       7,351,641,216     5,393,689,622
                                          --------------------------------------
NET ASSETS, END OF PERIOD...............      $8,157,837,724    $7,351,641,216
                                          ======================================

Accumulated undistributed net
  investment income (loss) .............         $90,594,085       $47,858,931
                                          ======================================

    The accompanying notes are an integral part of the financial statements.

                           ARTISAN INTERNATIONAL FUND
                              INSTITUTIONAL SHARES
                              FINANCIAL HIGHLIGHTS


For a share outstanding                      Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
throughout each period                        06/30/03     06/30/02      06/30/01     06/30/00     06/30/99
------------------------------------------   -----------  ------------  -----------  -----------  -----------

Net asset value, beginning of period             $18.24        $19.62       $30.22       $18.70       $16.26

Income (loss) from investment operations:
   Net investment income (loss)(1)                 0.25          0.18         0.16         0.03         0.11
   Net realized and unrealized gains
    (losses) on investments                      (2.65)        (1.46)       (7.21)        12.09         2.62
                                             -----------  ------------  -----------  -----------  -----------
   Total income (loss) from
     investment operations                       (2.40)        (1.28)       (7.05)        12.12         2.73
                                             -----------  ------------  -----------  -----------  -----------

Distributions paid to shareholders:
   Net investment income                         (0.13)        (0.10)            -       (0.06)       (0.05)
   Net realized gains on investment
     transactions                                     -             -       (3.55)       (0.54)       (0.24)
                                             -----------  ------------  -----------  -----------  -----------
   Total distributions paid
     to shareholders                             (0.13)        (0.10)       (3.55)       (0.60)       (0.29)
                                             -----------  ------------  -----------  -----------  -----------

Net asset value, end of period                   $15.71        $18.24       $19.62       $30.22       $18.70
                                             ===========  ============  ===========  ===========  ===========

Total return                                    (13.1)%        (6.5)%      (24.5)%        66.0%        17.6%
Ratios/supplemental data:
   Net assets, end of period (millions)        $2,975.0      $2,062.0     $1,486.6     $1,136.2       $179.6
   Ratio of expenses to average
     net assets                                   1.01%         1.01%        1.03%        1.08%        1.17%
   Ratio of net investment income (loss)
     to average net assets                        1.68%         1.01%        0.70%        0.09%        0.68%
   Portfolio turnover rate                       37.13%        50.67%       72.01%       99.02%       79.41%


(1) Computed based on average shares outstanding.

     The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Notes to Financial Statements - June 30, 2003

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds. Artisan International Fund ("the Fund") commenced operations on December 28, 1995. The Fund's investment goal is to seek long-term capital growth.

     The Fund offers shares of capital stock of two classes - Institutional Shares and Investor Shares. Institutional Shares, which have been offered since July 1, 1997, are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each equity security traded on a securities exchange is valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the last current sale price as of the time of valuation on a secondary exchange, or lacking any current sale price on the principal or a secondary exchange as of the time of valuation, at the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange shall be valued at the mean of the close of day bid and ask, and each security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to i) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The Fund may enter into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - During the year ended June 30, 2003 the Fund entered into various securities lending transactions with borrowers approved by the Fund's Board of Directors. Income of $2,995,772 from securities lending is included in Other Income on the Statement of Operations. As of June 30, 2003 there were no securities on loan. The Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

     (h) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which the officers and certain directors of the Artisan Funds are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

          Average Daily Net Assets                     Annual Rate
          -------------------------------              -----------
          Less than $500 million                          1.000%
          $500 million to $750 million                    0.975
          $750 million to $1 billion                      0.950
          Greater than $1 billion                         0.925

     Shares of the Fund are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Fund are paid by the Adviser. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to the Fund's net assets.

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund's prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were minimal borrowings under the line of credit during the year ended June 30, 2003. At June 30, 2003 there were no borrowings outstanding under the line of credit.

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2003 were $4,594,416,019 and $2,569,854,536, respectively.

(6)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of the Artisan Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the year ended June 30, 2003, the Fund purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                               JUNE 30, 2003
                                SHARE                                                                     -----------------------
                               BALANCE        PURCHASE        SALES         REALIZED       DIVIDEND        SHARE
SECURITY                       6/30/02          COST           COST       GAIN/(LOSS)       INCOME        BALANCE         VALUE
----------------------------------------------------------------------------------------------------------------------------------
CanWest Global                 2,611,998     $5,706,995         $    -         $    -         $    -      4,004,998    $25,552,818
Communications Corp.(1)
----------------------------------------------------------------------------------------------------------------------------------
Clariant AG(1)                 4,694,084     78,974,390     13,320,470    (5,660,241)              -      8,999,193     82,561,404
----------------------------------------------------------------------------------------------------------------------------------
Corus Entertainment, Inc.      1,894,350     13,221,002              -              -              -      2,929,750     49,162,318
Class B(1)
----------------------------------------------------------------------------------------------------------------------------------
Grupo Modelo S.A.             13,456,600     49,828,788      3,848,660      (707,580)      1,721,057     33,674,300     76,697,291
de C.V., Series C
----------------------------------------------------------------------------------------------------------------------------------
Rhodia S.A.                    5,376,760     25,904,630      2,639,708    (1,245,712)        623,757      8,837,821     57,232,926
----------------------------------------------------------------------------------------------------------------------------------


     (1) Non-income producing security.

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                                                         NET UNREALIZED
                                     GROSS               GROSS           APPRECIATION/
                COST OF            UNREALIZED          UNREALIZED        (DEPRECIATION)      UNDISTRIBUTED       UNDISTRIBUTED
              INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS     ORDINARY INCOME      LONG-TERM GAIN
  ---------------------------------------------------------------------------------------------------------------------------------
             $8,920,875,958       $489,124,416      $(1,294,897,661)     $(805,773,245)       $100,776,704            $ -
  ---------------------------------------------------------------------------------------------------------------------------------



     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax basis of dividends and long-term capital gain distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002, capital loss carryovers as of June 30, 2003, and tax-basis post-October loss deferrals as of June 30, 2003 (recognized for tax purposes on July 1, 2003) are as follows:


               FISCAL YEAR ENDED 6/30/03     FISCAL YEAR ENDED 6/30/02
             ----------------------------------------------------------
                ORDINARY      LONG-TERM       ORDINARY      LONG-TERM     NET CAPITAL    CAPITAL LOSS
                 INCOME      CAPITAL GAIN      INCOME      CAPITAL GAIN       LOSS        CARRYOVER     POST-OCTOBER
               DIVIDENDS    DISTRIBUTIONS    DIVIDENDS    DISTRIBUTIONS  CARRYOVERS(1)    EXPIRATION       LOSSES
             -------------------------------------------------------------------------------------------------------
              $50,243,215         $-        $21,792,872         $-        $116,228,014       2009       $281,878,758
                                                                          694,241,382        2010
                                                                          384,841,928        2011
             -------------------------------------------------------------------------------------------------------

            (1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     (8)  FUND SHARE ACTIVITIES:
          Capital share transactions for the Fund were as follows:

                                                   Investor       Institutional
          Year ended June 30, 2003                  Shares            Share
          ======================================================================
          Proceeds from shares issued.......... $ 6,609,449,427 $1,265,372,555
          Net asset value of shares issued in
            reinvestment of distributions  ....      29,416,168     16,663,234
          Cost of shares redeemed.............. (6,063,741,583)  (141,139,765)
                                               -------------------------------
          Net increase (decrease) from fund
               share activities................    $575,124,012 $1,140,896,024
                                               ===============================


          Shares sold..........................     448,720,763     84,658,208
          Shares issued in reinvestment
               of distributions................       1,986,215      1,121,348
          Shares redeemed......................   (410,530,756)    (9,434,864)
                                               -------------------------------
          Net increase (decrease) in
            capital shares ....................      40,176,222     76,344,692
                                               ===============================



                                                   Investor       Institutional
          Year ended June 30, 2002                  Shares            Share
          ======================================================================
          Proceeds from shares issued..........$  5,291,916,630  $ 804,083,587
          Net asset value of shares issued in
            reinvestment of distributions  ....      12,195,555      7,337,783
          Cost of shares redeemed.............. (3,654,275,679)  (127,632,217)
                                               -------------------------------
          Net increase (decrease) from fund
               share activities................  $1,649,836,506  $ 683,789,153
                                               ===============================


          Shares sold..........................     291,977,419     44,007,369
          Shares issued in reinvestment
               of distributions................         684,758        410,620
          Shares redeemed......................   (201,323,845)    (7,126,579)
                                               -------------------------------
          Net increase (decrease) in
            capital shares ....................      91,338,332     37,291,410
                                               ===============================

[PRICEWATERHOUSECOOPERS LOGO]
--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee WI 53202
                                                    Telephone (414) 212 1600

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund (one of the portfolios constituting Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 2003, the results its operations, the changes in its net assets and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 31, 2003

------------------------NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE----

The discussion of the Fund included in this Annual Report includes statistical information about the portfolio. Except as otherwise noted, that information is as of June 30, 2003; it varies with changes in a Fund's portfolio investments. Artisan Funds may consider an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed in that country than any other country; or
(iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that Artisan Funds could deem a particular issuer to be from more than one country.

                      DEFINITIONS OF PORTFOLIO STATISTICS
WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all a company's outstanding common stock. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Fund's returns, the returns of the Morgan Stanley index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Fund is compared are:

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R INDEX (EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. EAFE's average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

The LIPPER INTERNATIONAL FUNDS INDEX reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Fund is included in the Lipper International Funds Index.
                                   TRADEMARKS
Trademarks and copyrights relating to the indices mentioned in this report are owned by: MSCI indices: Morgan Stanley & Co.; and Lipper indices: Reuters Funds Information Limited (a United Kingdom Corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

------------------------------------------------------DIRECTORS AND OFFICERS----

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.

                                           DATE FIRST
                            POSITIONS      ELECTED OR                                                 OTHER
NAME AND AGE                   HELD         APPOINTED     PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
AT 8/01/03                  WITH FUNDS      TO OFFICE      DURING PAST 5 YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
David A. Erne - 60            Director       3/27/95     Partner of the law firm          Trustee, Northwestern Mutual Life
                                                         Reinhart Boerner Van             Insurance Company (life insurance,
                                                         Deuren S.C., Milwaukee, WI.      disability insurance and annuity company).
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hefty - 56          Director       3/27/95     Retired; Adjunct Faculty,        None.
                                                         Department of Business and
                                                         Economics, Ripon College;
                                                         Of Counsel to the law firm
                                                         Reinhart Boerner Van Deuren
                                                         S.C., Milwaukee, WI. Until
                                                         December 2002, Chairman of
                                                         the Board and Chief Executive
                                                         Officer of Cobalt Corporation
                                                         (provider of managed care and
                                                         specialty business services).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Joerres - 43       Director       8/9/01      Chairman of the Board            Director, Johnson Controls, Inc.
                                                         (since May 2001), President      (manufacturer of automotive systems and
                                                         and Chief Executive Officer      building controls).
                                                         (since April 1999) of
                                                         Manpower, Inc. (non-
                                                         governmental employment
                                                         service organization);
                                                         formerly, Senior Vice
                                                         President, European
                                                         Operations and Global
                                                         Account Management and
                                                         Development of Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Patrick S. Pittard - 57       Director       8/9/01      Retired. Until November          Director, Jefferson Pilot Corporation
                                                         2001, Chairman of the Board,     (individual and group life insurance and
                                                         President and Chief              annuity company); Former Chairman of the
                                                         Executive Officer of Heidrick    Board, The University of Georgia
                                                         & Struggles International,       Foundation; Member, Board of Regents of
                                                         Inc. (executive search firm).    the University System of Georgia.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Witt - 63           Director       3/27/95     Chairman of the Board,           Director, Franklin Electric Co., Inc.
                                                         President and Chief Executive    (manufacturer of electric motors).
                                                         Officer of Littelfuse, Inc.
                                                         (manufacturer of advanced
                                                         circuit protection devices).
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
Andrew A. Ziegler - 45        Director,      1/5/95      Managing Director of Artisan     None.
                              Chairman                   Partners; Chairman and
                              and Chief                  President of Artisan
                              Executive                  Distributors.
                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Carlene Murphy Ziegler - 47   Director       3/27/95     Managing Director of Artisan     None.
                              and Vice                   Partners and Portfolio
                              President                  Co-Manager of Artisan
                                                         Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------


*Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

The business address of the directors and officers affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53188; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - c/o Artisan Funds, 1000 N. Water Street, Milwaukee, Wisconsin 53202; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

------------------------------------------------------DIRECTORS AND OFFICERS----


                                           DATE FIRST
                            POSITIONS      ELECTED OR
NAME AND AGE                   HELD         APPOINTED     PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
AT 8/01/03                  WITH FUNDS      TO OFFICE      DURING PAST 5 YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Michael C. Roos - 45          President      8/5/99      Managing Director of Artisan               None.
                                                         Partners; Vice President of
                                                         Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence A. Totsky - 44       Chief          1/22/98     Managing Director and Chief                None.
                              Financial                  Financial Officer of Artisan
                              Officer and                Partners; Vice President,
                              Treasurer                  Chief Financial Officer and
                                                         Treasurer of Artisan
                                                         Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Janet D. Olsen - 47           General        1/18/01     Managing Director and General              None.
                              Counsel and                Counsel of Artisan Partners;
                              Secretary                  Vice President and Secretary
                                                         of Artisan Distributors;
                                                         prior to joining Artisan
                                                         Partners in November 2000,
                                                         Member of the law firm Bell,
                                                         Boyd & Lloyd LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Yockey - 47           Vice           4/23/96     Managing Director of Artisan               None.
                              President                  Partners and Portfolio Manager
                                                         of Artisan International Fund and
                                                         Artisan International Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Scott C. Satterwhite - 46     Vice           7/31/97     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Co-Manager of Artisan
                                                         Mid Cap Value Fund and Artisan
                                                         Small Cap Value Fund.
------------------------------------------------------------------------------------------------------------------------------------
Andrew C. Stephens - 39       Vice           7/31/97     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Manager of Artisan
                                                         Mid Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Marina T. Carlson - 39        Vice           8/5/99      Managing Director of Artisan               None.
                              President                  Partners and Portfolio Co-Manager
                                                         of Artisan Small Cap Fund; prior to
                                                         joining Artisan Partners in 1999,
                                                         Manager of Strong Mid Cap Disciplined
                                                         Fund from its inception in
                                                         December 1998 through March 1999;
                                                         Portfolio Co-Manager of Strong
                                                         Opportunity Fund and Strong Common
                                                         Stock Fund, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------
James C. Kieffer - 38         Vice           1/27/00     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Co-Manager of Artisan
                                                         Mid Cap Value Fund and Artisan
                                                         Small Cap Value Fund; from 1997
                                                         to 2000, Research Analyst for
                                                         Artisan Partners.
------------------------------------------------------------------------------------------------------------------------------------
N. David Samra - 39           Vice           6/5/02      Managing Director of Artisan Partners      None.
                              President                  and Portfolio Manager of Artisan
                                                         International Value Fund; from August
                                                         1997 to May 2002, Portfolio Manager
                                                         and Analyst for Harris Associates L.P.
                                                         (investment management firm)
------------------------------------------------------------------------------------------------------------------------------------
Gregory K. Ramirez - 33       Assistant      1/22/98     Managing Director of Client Accounting     None.
                              Secretary and              and Administration of Artisan Partners
                              Assistant                  since January 2003, Director of Client
                              Treasurer                  Accounting and Administration from
                                                         January 2000 to December 2002
                                                         and Controller of Artisan Partners
                                                         prior thereto; Assistant Treasurer
                                                         of Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Sarah A. Johnson - 31         Assistant      2/5/03      Counsel of Artisan Partners; prior         None.
                              Secretary                  to joining Artisan Partners in July
                                                         2002, Associate of the law firm
                                                         Bell, Boyd & Lloyd LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------


The Statement of Additional Information (SAI) contains further information about the directors. Please call 800.344.1770 for a free copy of the SAI.

                                 [ARTISAN LOGO]
                              --------------------
                                     ANNUAL
                                     REPORT
                                 JUNE 30, 2003
                              --------------------

                                    ARTISAN
                                  MID CAP FUND
                              Institutional Shares
                              --------------------

-----------------------------------------------------------TABLE OF CONTENTS----

TABLE OF CONTENTS
----------------------------------
 01  MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
----------------------------------
----------------------------------
 05  SCHEDULE OF INVESTMENTS
----------------------------------
----------------------------------
 10  STATEMENT OF
     ASSETS & LIABILITIES
----------------------------------
----------------------------------
 11  STATEMENT OF OPERATIONS
----------------------------------
----------------------------------
 12  STATEMENTS OF
     CHANGES IN NET ASSETS
----------------------------------
----------------------------------
 13  FINANCIAL HIGHLIGHTS
----------------------------------
----------------------------------
 14  NOTES TO FINANCIAL STATEMENTS
----------------------------------
----------------------------------
 19  REPORT OF
     INDEPENDENT AUDITORS
----------------------------------
----------------------------------
 20  NOTES ON
     MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
----------------------------------
----------------------------------
 21  DIRECTORS AND OFFICERS
----------------------------------

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Mid Cap Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of June 30, 2003. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES

------------------------------------------------------------------HIGHLIGHTS----

o For the 12 months ended June 30, 2003, Artisan Mid Cap Fund underperformed both the Russell Midcap/R Index and the Russell Midcap/R Growth Index.

o  The largest contributor to Fund performance was the healthcare sector.

o Our stock selections in technology and materials and processing were two areas that hurt performance.

---------------------------------------------------------INVESTMENT APPROACH----

We use a bottom-up investment process to identify well-managed mid-sized companies whose growth and profit potential are not yet fully recognized by investors. Specifically, we spend most of our time answering three questions about a company before we will invest in it:

1) Does the company exhibit franchise characteristics?
2) Is the company positioned for long-term growth and at an early stage in its profit cycle?
3) Is the stock of the company trading at a reasonable discount to our estimate of its private market value?

----------------------------------------------------------PERFORMANCE REVIEW----

During a volatile fiscal year ended June 30, 2003, the Artisan Mid Cap Fund posted a slightly negative return.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/00 to 6/30/03)

[CHART APPEARS HERE]

         ARTISAN MID CAP FUND - INSTITUTIONAL SHARES ($8,258)
         Russell Midcap/R Growth Index ($5,416)
         Russell Midcap/R Index ($9,406)
         Lipper Mid-Cap Core Funds Index ($8,610)

                                            ARTISAN                     Lipper
                                            MID CAP   Russell           Mid-Cap
                                             FUND -   Midcap/R  Russell  Core
                                        INSTITUTIONAL Growth   Midcap/R  Funds
                                             SHARES    Index     Index   Index
                                             ------   ------    ------   ------
7/1/00 (Inception of Institutional Shares)   10,000   10,000    10,000   10,000
                                             11,114   10,252    10,681   10,378
                    12/00                    10,011    7,869    10,298    9,602
                                              8,871    5,895     9,217    8,502
                     6/01                     9,962    6,849    10,096    9,571
                                              7,732    4,945     8,293    7,737
                    12/01                     9,736    6,283     9,719    9,132
                                              9,537    6,172    10,131    9,469
                     6/02                     8,364    5,045     9,164    8,464
                                              6,856    4,179     7,548    7,079
                    12/02                     7,397    4,561     8,146    7,545
                                              7,164    4,561     7,953    7,258
                     6/03                     8,258    5,416     9,406    8,610


                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/03)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                                        1-YEAR        INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund - Institutional Shares          -1.26%         -6.18%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index                         7.35         -18.49
--------------------------------------------------------------------------------
Russell Midcap/R Index                                2.63          -2.02
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index                       1.72          -4.87
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL
800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 20 for a description of each index.

--------------------------------------------------------ARTISAN MID CAP FUND----

PERFORMANCE REVIEW
The first three months of the year ended June 30, 2003, were a harsh continuation of an already disappointing period for equity investors. In fact, within mid-cap equities, the Russell Midcap/R Index was down 36 out of 64 trading days while the Russell Midcap/R Growth Index was down 32 of those days. There was virtually no place to hide for equity investors during the quarter as most markets returned negative results. The next quarter saw a bit of a turnaround when stocks, led by technology, were up strongly during much of October and November 2002. There was positive news during the rally. The United Nations joined the U.S. in the search for weapons in Iraq, the Federal Reserve cut interest rates, and the November mid-term elections provided some hope for consistent and effective economic policy. However, stock prices retreated somewhat in December and losses carried over into January and February before showing some life at about the same time that fighting in Iraq began during March. The final three months of the fiscal year were a bright contrast to the first three. Almost all markets had positive returns. Mid-cap growth stocks outperformed their value counterparts for the fourth consecutive quarter. A number of factors contributed to market strength, including an end to the war in Iraq, renewed consumer confidence, record low interest rates, and an increase in buying of equities.

QUARTERLY TOTAL RETURNS

FUND/INDEX                                   Q2 03    Q1 03    Q4 02   Q3 02
--------------------------------------------------------------------------------
Artisan Mid Cap Fund - Institutional Shares  15.28%   -3.15%    7.90% -18.03%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index                18.76    -0.02     9.16  -17.18
--------------------------------------------------------------------------------
Returns are not annualized.

SECTOR REVIEW
The 12 months ended June 30, 2003 were marked by extreme lows and extreme highs, leaving the Fund with widely different quarter-by-quarter results. Our strongest positive contribution for the fiscal year came from healthcare stocks. We have mentioned in previous communications to shareholders that the pharmaceutical industry is in a challenging environment as patents on many popular drugs expire. However, that did not cause us to shy away from the sector. Instead, we elected to focus on generic drug makers such as Barr Laboratories, Inc. and Mylan Laboratories, Inc. Both performed very well during the period. Outside of the pharmaceutical area, our position in biotech Amgen Inc., which we acquired as a result of Amgen's acquisition of a prior holding, and medical supply companies Guidant Corporation and Boston Scientific Corporation also contributed strongly. Service provider Community Health Systems, Inc. detracted from performance because of concern over near-term earnings growth after allegations of fraud surfaced at a competitor.

Our energy stocks also yielded positive results. We held oil service providers Nabors Industries, Ltd., Smith International, Inc., and Weatherford International, Ltd. to varying degrees throughout the year and all three contributed positively. Late in the period we sold natural gas producer Devon Energy Corporation in favor of gas distributor The Williams Companies, Inc. Each of those stocks also did well. We maintained our commitment to most energy positions because we believed that the supply/demand dynamics for both oil and gas were favorable.

The consumer discretionary sector experienced a rocky 12 months, but closed out the fiscal year on a strong note. A number of factors held the sector back early, including geopolitical tensions, weak consumer confidence, poor employment figures, and uncertain economic activity. All showed signs of life beginning late in March 2003. This led to the prospect of better earnings for many of our cyclical companies and created support for improved performance. Getty Images, Inc. was one stock

                                    [PHOTO]
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    [PHOTO]
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

--------------------------------------------------------ARTISAN MID CAP FUND----

that was very volatile, posting two very strong quarters and two weak quarters. Fortunately, the good news ended up outweighing the bad and its stock ended up being our strongest contributor in the sector. Other stocks that we held throughout the period such as Lamar Advertising Company and toy maker Mattel, Inc. were not as fortunate and we ended up lower than where we started the period in each company. However, our decision to buy more stocks in the sector turned out to be very timely as a number of them did well. Advertiser Omnicom Group, Inc., retailer Williams-Sonoma, Inc., and e-commerce company InterActiveCorp. (formerly USA Interactive), were a few of the success stories.

Some of the worst performing stocks in the Fund came from the materials and processing sector. Packaging firm Pactiv Corporation was our largest holding on June 30, 2002, and had the largest negative contribution in the sector. Specialty chemicals company Rohm and Haas Company and steel company NuCor Corporation were also poor performers. To a certain degree, those stocks suffered due to the slow economic recovery and as a higher price for oil, which is a large part of the input cost for many of these businesses, either directly or indirectly clouded earnings expectations. Financial services, technology and telecom related stocks also hurt our relative performance, particularly compared to the growth index. In financials, the majority of the poor performance can be attributed to insurance company Arthur J. Gallagher & Company and the few banking stocks we held. Investment managers SEI Investments Company and T. Rowe Price Group, Inc. helped to offset some of the slide when investor demand for riskier assets such as equities returned during the market rally that started in March 2003.

Within the technology and telecom related areas our stock selection was negative compared to both indices. That was primarily due to our focus on higher quality issues, which did not rise as rapidly during the last three months of the period as some of the stocks we think carry more risk. This was most obvious in the capacity-heavy telecommunications area, which was up well over 100% in the Russell Midcap/R Growth Index. In addition, one of our largest holdings at the beginning of the year, National Semiconductor Corporation (a manufacturer of analog semiconductors) was hit hard in July 2002 partly on news that weak end-user demand in PCs and handsets would cause manufacturers to pare back inventory levels.

BIGGEST GAINERS                                %
                                              ---
Getty Images, Inc.........................    64.4%
Network Appliance, Inc....................    59.3
Amgen, Inc. ..............................    48.0
Mylan Laboratories, Inc...................    46.5
EMC Corporation...........................    43.4

BIGGEST LOSERS                                 %
                                              ---
Community Health Systems, Inc.............   -26.5%
National Semiconductor Corporation........   -20.7
Rohm and Haas Company.....................   -16.6
Comerica, Inc.............................   -15.9
Pactiv Corporation........................   -14.1

For the year ended June 30, 2003, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal year ended June 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

FUND CHANGES
The most significant change in the Fund during the fiscal year was an increase in the amount of capital we had in consumer discretionary stocks. Consumer spending remained positive for virtually the whole period even as other economic variables were mixed. That presented an excellent backdrop for us to add a number of quality franchises with improving profit cycles to the Fund. Some of our large purchases were Starwood Hotels & Resorts Worldwide, Inc., The Estee Lauder Companies, Inc.,

SECTOR DIVERSIFICATION
                                      6/03      6/02
                                     ------    ------
Auto & Transportation...............   4.4%      4.1%
Consumer Discretionary..............  24.8      15.3
Consumer Staples....................   1.4       1.4
Financial Services..................  12.4      15.7
Healthcare..........................  13.7      11.2
IntegratedOils......................   0.0       0.0
Materials & Processing..............   3.7       9.9
Other...............................   0.8       2.3
Other Energy........................   6.5       6.5
Producer Durables...................   9.6       6.0
Technology..........................  17.5      19.1
Utilities...........................   1.0       1.7
Other assets less liabilities.......   4.2       6.8
TOTAL...............................  100%      100%

As a percentage of total net assets as of 6/30/03 and 6/30/02, respectively.

--------------------------------------------------------ARTISAN MID CAP FUND----

Williams-Sonoma, Inc., and Costco Wholesale Corporation. Our belief in cycles also drove us to several firms in the sector that rely on business advertising as part of their revenue streams. For example, we purchased Omnicom Group, Inc., InterActiveCorp. and The New York Times Company. That same premise of business spending was also an important factor in the Fund's increased exposure to producer durables as we added W.W. Grainger, Inc., KLA - Tencor Corporation, and Molex, Inc.

Within healthcare, the key additions to the Fund were Mylan Laboratories, Inc., pharmacy benefit manager Caremark Rx, Inc., and Boston Scientific Corporation. A merger of two of our biotech holdings (Biogen, Inc. and IDEC Pharmaceuticals Corporation) was announced in June 2003. We did not believe that the merger would be beneficial and we reduced our combined exposure at the end of the period.

Some of the capital reallocated to consumer discretionary, producer durables and healthcare stocks was from materials and processing and financial services stocks. We significantly sold down Pactiv Corporation and completely liquidated Rohm and Haas Company. In each instance, we believed the company's profit cycle was slowing and stock price performance was weak. In the finance area, we sold off almost all of our banking stocks for the same reason. However, some capital was moved within the sector to data processors Fiserv, Inc. and Paychex, Inc.

Technology was a fairly active sector for the Fund. Only three stocks (Adobe Systems, Inc., Ingram Micro, Inc. and Network Associates, Inc.) remained as holdings throughout the year. In the software space, we sold long-time holding Intuit, Inc. as we believed its profit cycle began to slow and Peoplesoft, Inc. was sold after it announced a potential merger with rival J.D. Edwards & Company. Seagate Technology, BEA Systems, Inc., and VERITAS Software Corporation received part of the reallocation of capital. In the semi-conductor industry, we sold National Semiconductor Corporation and Linear Technology Corporation, which manufactures high performance linear integrated circuits, was added.

TOP 10 HOLDINGS

COMPANY NAME                                      %
------------------------------------------------------------
Southwest Airlines Co.                           2.3%
------------------------------------------------------------
Nabors Industries, Ltd.                          2.0
------------------------------------------------------------
W.W. Grainger, Inc.                              1.9
------------------------------------------------------------
Omnicom Group, Inc.                              1.8
------------------------------------------------------------
Weatherford International, Ltd.                  1.7
------------------------------------------------------------
Lamar Advertising Company                        1.6
------------------------------------------------------------
Danaher Corporation                              1.6
------------------------------------------------------------
SEI Investments Company                          1.6
------------------------------------------------------------
Smith International, Inc.                        1.6
------------------------------------------------------------
Mylan Laboratories, Inc.                         1.6
------------------------------------------------------------
TOTAL                                           17.7%

As a percentage of total net assets as of 6/30/03.

The fiscal year ended with our GARDEN/SM holdings remaining the largest part of the portfolio.

Thank you for the trust you have placed in us as we endeavor to be respectful of your capital and work diligently to enhance its value.

FUND STATISTICS
Net Assets......................... $3.1 Bil.
Number of Holdings........................ 97
Median Market Cap.................. $5.0 Bil.
Weighted Avg. Market Cap........... $8.0 Bil.
Weighted Avg. Growth Rate (3-5 yr)..... 16.2%
Weighted Harmonic Avg. P/E (2003E)..... 24.1X
Fund statistics are as of 6/30/03.

ARTISAN
MID CAP FUND
Schedule of Investments - June 30, 2003

                                                     SHARES
                                                      HELD            VALUE
                                                    =========       =========

COMMON STOCKS - 95.8%

AUTO & TRANSPORTATION - 4.4%
  AIR TRANSPORT - 3.4%
     Expeditors International of Washington, Inc.      459,700     $15,924,008
     FedEx Corporation                                 294,100      18,243,023
     Southwest Airlines Co.                          4,217,100      72,534,120
                                                                --------------
                                                                   106,701,151
  TRUCKERS - 1.0%
     Swift Transportation Co., Inc.(1)               1,658,800      30,886,856

CONSUMER DISCRETIONARY - 24.8%
  ADVERTISING AGENCIES - 3.4%
     Lamar Advertising Company(1)                    1,455,000      51,230,550
     Omnicom Group, Inc.                               772,800      55,409,760
                                                                --------------
                                                                   106,640,310
  CABLE TELEVISION SERVICES - 0.8%
     EchoStar Communications Corporation(1)            772,800      26,754,336

  COSMETICS - 1.3%
     The Estee Lauder Companies, Inc.                1,225,800      41,101,074

  CONSUMER ELECTRONICS - 1.1%
     Electronic Arts, Inc.(1)                          116,800       8,642,032
     Yahoo!, Inc.(1)                                   760,200      24,904,152
                                                                --------------
                                                                    33,546,184
  ENTERTAINMENT - 0.5%
     Pixar, Inc.(1)                                    239,800      14,589,432

  HOTEL/MOTEL - 1.5%
     Starwood Hotels & Resorts Worldwide, Inc.       1,620,000      46,315,800

  JEWELRY WATCHES & GEMSTONES - 0.8%
     Tiffany & Company                                 726,200      23,732,216

  PUBLISHING: NEWSPAPERS - 1.1%
     The New York Times Company                        786,200      35,772,100

  RADIO & TV BROADCASTING - 1.8%
     Entercom Communications Corporation(1)            550,900      26,999,609
     Univision Communications, Inc.(1)               1,007,800      30,637,120
                                                                --------------
                                                                    57,636,729

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                     SHARES
                                                      HELD            VALUE
                                                    =========       =========

CONSUMER DISCRETIONARY (CONTINUED)
  RESTAURANTS - 1.5%
     Darden Restaurants, Inc.                          786,100     $14,920,178
     Wendy's International, Inc.                     1,059,300      30,687,921
                                                                --------------
                                                                    45,608,099
  RETAIL - 6.4%
     Abercrombie & Fitch Company Class A(1)            879,300      24,980,913
     AnnTaylor Stores Corporation(1)                   471,400      13,647,030
     Costco Wholesale Corporation(1)                 1,067,000      39,052,200
     InterActiveCorp(1)                                706,100      27,940,377
     Kohl's Corporation(1)                             548,200      28,166,516
     Staples, Inc.(1)                                1,147,500      21,056,625
     Williams-Sonoma, Inc.(1)                        1,359,000      39,682,800
     Zale Corporation(1)                               104,800       4,192,000
                                                                --------------
                                                                   198,718,461
  SERVICES: COMMERCIAL - 3.7%
     Accenture, Ltd. Class A(1)                      1,726,300      31,228,767
     ARAMARK Corporation Class B(1)                    624,500      14,001,290
     Getty Images, Inc.(1)                             613,900      25,354,070
     Robert Half International, Inc.(1)              2,301,287      43,586,376
                                                                --------------
                                                                   114,170,503
  TOYS - 0.9%
     Mattel, Inc.                                    1,524,600      28,845,432

CONSUMER STAPLES - 1.4%
  FOODS - 1.4%
     Dean Foods Company(1)                           1,378,950      43,436,925

FINANCIAL SERVICES - 12.4%
  BANKS: OUTSIDE NEW YORK CITY - 0.9%
     Comerica, Inc.                                    626,200      29,118,300

  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 3.1%
     Fiserv, Inc.(1)                                 1,152,500      41,040,525
     Paychex, Inc.                                   1,289,900      37,806,969
     SunGard Data Systems, Inc.(1)                     707,800      18,339,098
                                                                --------------
                                                                    97,186,592
  FINANCIAL MISCELLANEOUS - 1.2%
     MGIC Investment Corporation                       772,800      36,043,392

  INSURANCE: MULTI-LINE - 0.7%
     Arthur J. Gallagher & Company                     846,700      23,030,240

  INSURANCE: PROPERTY-CASUALTY - 2.3%
     Platinum Underwriters Holdings, Ltd.              923,800      25,071,932
     XL Capital Limited                                567,300      47,085,900
                                                                --------------
                                                                    72,157,832
  INVESTMENT MANAGEMENT COMPANIES - 2.7%
     SEI Investments Company                         1,545,700      49,462,400
     T. Rowe Price Group, Inc.                         892,800      33,703,200
                                                                --------------
                                                                    83,165,600

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                     SHARES
                                                      HELD            VALUE
                                                    =========       =========

FINANCIAL SERVICES (CONTINUED)
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.1%
     American Financial Realty Trust                   138,700      $2,068,017

  SECURITIES BROKERAGE & SERVICES - 1.4%
     LaBranche & Co., Inc.                           1,093,000      22,614,170
     The Charles Schwab Corporation                  2,196,900      22,166,721
                                                                --------------
                                                                    44,780,891
HEALTHCARE - 13.7%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.6%
     Amgen, Inc.(1)                                    501,540      33,322,317
     Biogen, Inc.(1)                                   358,300      13,615,400
     IDEC Pharmaceuticals Corporation(1)               379,400      12,899,600
     Invitrogen Corporation(1)                         747,400      28,677,738
     Millennium Pharmaceuticals, Inc.(1)             1,431,100      22,511,203
                                                                --------------
                                                                   111,026,258
  DRUGS & PHARMACEUTICALS - 2.3%
     Allergan, Inc.                                    306,500      23,631,150
     Mylan Laboratories, Inc.                        1,389,000      48,295,530
                                                                --------------
                                                                    71,926,680
  ELECTRONICS: MEDICAL SYSTEMS - 0.9%
     Affymetrix, Inc.(1)                             1,419,000      27,968,490

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.6%
     Becton, Dickinson and Company                     579,600      22,517,460
     Boston Scientific Corporation(1)                  699,500      42,739,450
     Zimmer Holdings, Inc.(1)                          337,000      15,181,850
                                                                --------------
                                                                    80,438,760
  MISCELLANEOUS HEALTH CARE - 1.0%
     Alcon, Inc.                                       691,300      31,592,410

  HEALTHCARE MANAGEMENT SERVICES - OTHER - 3.3%
     Anthem, Inc.(1)                                   422,100      32,565,015
     Caremark Rx, Inc.(1)                            1,877,300      48,209,064
     WebMD Corporation(1)                            2,151,000      23,295,330
                                                                --------------
                                                                   104,069,409
MATERIALS & PROCESSING - 3.7%
  CONTAINERS & PACKAGING: PAPER & PLASTIC - 2.4%
     Pactiv Corporation(1)                           2,119,700      41,779,287
     Smurfit-Stone Container Corporation(1)          2,664,800      34,722,344
                                                                --------------
                                                                    76,501,631
  ENGINEERING & CONTRACTING SERVICES - 0.5%
     Fluor Corporation                                 456,800      15,366,752

  PAINTS & COATINGS - 0.8%
     RPM International, Inc.                         1,781,200      24,491,500

OTHER - 0.8%
  MULTI-SECTOR COMPANIES - 0.8%
     Brunswick Corporation                             970,000      24,269,400
                                       7

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                     SHARES
                                                      HELD            VALUE
                                                    =========       =========

OTHER ENERGY - 6.5%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 5.3%
     Nabors Industries, Ltd.(1)                      1,565,400     $61,911,570
     Smith International, Inc.(1)                    1,343,700      49,367,538
     Weatherford International, Ltd.(1)              1,281,600      53,699,040
                                                                --------------
                                                                   164,978,148
  UTILITIES: GAS PIPELINES - 1.2%
     The Williams Companies, Inc.                    4,803,200      37,945,280

PRODUCER DURABLES - 9.6%
  AEROSPACE - 0.6%
     Alliant Techsystems, Inc.(1)                      373,600      19,393,576

  DIVERSIFIED PRODUCTION - 1.6%
     Danaher Corporation                               731,800      49,798,990

  ELECTRICAL EQUIPMENT & COMPONENTS - 1.1%
     Molex, Inc.                                     1,225,800      33,084,342

  ELECTRONICS: INSTRUMENTS GAUGES & METERS - 1.5%
     Mettler-Toledo International, Inc.(1)             319,800      11,720,670
     Thermo Electron Corporation(1)                  1,582,800      33,270,456
                                                                --------------
                                                                    44,991,126
  IDENTIFICATION CONTROL & FILTER DEVICES - 0.4%
     Parker-Hannifin Corporation                       316,200      13,277,238

  MISCELLANEOUS EQUIPMENT - 1.9%
     W.W. Grainger, Inc.                             1,258,400      58,842,784

  PRODUCTION TECHNOLOGY EQUIPMENT - 2.5%
     KLA - Tencor Corporation(1)                       852,700      39,642,023
     Novellus Systems, Inc.(1)                       1,048,900      38,411,767
                                                                --------------
                                                                    78,053,790
TECHNOLOGY - 17.5%
  COMMUNICATIONS TECHNOLOGY - 5.8%
     Advanced Fibre Communications, Inc.(1)          1,406,600      22,885,382
     Corning, Inc.(1)                                5,023,200      37,121,448
     Juniper Networks, Inc.(1)                       2,214,200      27,389,654
     Network Associates, Inc.(1)                     3,004,600      38,098,328
     Research In Motion Limited(1)                     329,900       7,129,139
     Symbol Technologies, Inc.                       2,325,100      30,249,551
     Tellabs, Inc.(1)                                2,811,300      18,470,241
                                                                --------------
                                                                   181,343,743
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 5.6%
     Adobe Systems, Inc.                             1,492,300      47,858,061
     BEA Systems, Inc.(1)                            3,524,000      38,270,640
     Cognos, Inc.(1)                                   787,100      21,251,700
     Seagate Technology(1)                           2,098,500      37,038,525
     VERITAS Software Corporation(1)                 1,066,000      30,562,220
                                                                --------------
                                                                   174,981,146
                                       8

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                     SHARES
                                                      HELD            VALUE
                                                    =========       =========

TECHNOLOGY (CONTINUED)
  COMPUTER TECHNOLOGY - 2.8%
     EMC Corporation(1)                              3,201,900     $33,523,893
     Ingram Micro, Inc.(1)                           1,531,200      16,843,200
     Network Appliance, Inc.(1)                      2,311,800      37,474,278
                                                                --------------
                                                                    87,841,371
  ELECTRONICS: TECHNOLOGY - 1.1%
     Rockwell Automation, Inc.                       1,392,400      33,194,816

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 2.2%
     Linear Technology Corporation                   1,264,800      40,739,208
     Xilinx, Inc.(1)                                 1,033,700      26,162,947
                                                                --------------
                                                                    66,902,155
UTILITIES - 1.0%
  UTILITIES: GAS DISTRIBUTORS - 1.0%
     Kinder Morgan, Inc.                               594,500      32,489,425

                                                                --------------
TOTAL COMMON STOCKS (Cost $2,651,643,965)                       $2,986,775,692

                                                       PAR
                                                     AMOUNT
                                                    =========

SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 3.1%
  Repurchase agreement with State Street Bank
     and Trust Company, 0.75%, dated 6/30/03,
     due 7/1/03, maturity value $95,991,000,
     collateralized by $97,914,689 market value
     Federal Home Loan Bank Note, 1.40%,
     due 5/4/04 (Cost $95,989,000)                 $95,989,000      95,989,000
                                                                --------------

TOTAL INVESTMENTS -  98.9% (Cost $2,747,632,965)                 3,082,764,692

OTHER ASSETS LESS LIABILITIES - 1.1%                                32,836,387
                                                                --------------

TOTAL NET ASSETS - 100.0%(2)                                    $3,115,601,079
                                                                ==============

(1) Non-income producing security.
(2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Statement of Assets & Liabilities - June 30, 2003

ASSETS:
Investments in securities, at value ..........................  $3,082,764,692
Cash..........................................................               3
Receivable from investments sold..............................      11,531,565
Receivable from fund shares sold..............................      51,084,764
Dividends and interest receivable.............................         957,355
                                                              ----------------
TOTAL ASSETS..................................................   3,146,338,379

LIABILITIES:
Payable for investments purchased.............................      26,191,042
Payable for fund shares redeemed..............................       3,646,411
Payable for operating expenses................................         899,847
                                                              ----------------
TOTAL LIABILITIES.............................................      30,737,300
                                                              ----------------
TOTAL NET ASSETS..............................................  $3,115,601,079
                                                              =================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding............................  $3,417,950,421
Net unrealized appreciation (depreciation) on investments
  and foreign currency related transactions ..................     335,131,727
Accumulated undistributed net investment income (loss)........               -
Accumulated undistributed net realized gains (losses)
  on investments and foreign currency related transactions ...   (637,481,069)
                                                              ----------------
                                                                $3,115,601,079
                                                              ================
SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares..........................................  $2,286,627,379
     Institutional Shares.....................................    $828,973,700
Shares Outstanding
     Investor Shares..........................................     104,849,058
     Institutional Shares.....................................      37,753,001
Net asset value and offering price per share
     Investor Shares..........................................          $21.81
     Institutional Shares.....................................          $21.96
Cost of securities held.......................................  $2,747,632,965

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Statement of Operations - For the Year Ended June 30, 2003

INVESTMENT INCOME:
Interest......................................................      $1,630,118
Dividends.....................................................      13,653,667
                                                              ----------------
TOTAL INVESTMENT INCOME.......................................      15,283,785

EXPENSES:
Advisory fees.................................................      22,682,765
Transfer agent fees
     Investor Shares..........................................       3,493,286
     Institutional Shares.....................................          23,232
Shareholder communications
     Investor Shares..........................................         535,187
     Institutional Shares.....................................           5,954
Custodian fees................................................         308,898
Accounting fees...............................................          61,059
Professional fees.............................................         116,996
Registration fees
     Investor Shares..........................................          89,446
     Institutional Shares.....................................          46,330
Directors' fees...............................................          60,352
Other operating expenses......................................          68,466
                                                              ----------------
TOTAL EXPENSES................................................      27,491,971
                                                              ----------------
NET INVESTMENT INCOME (LOSS)..................................    (12,208,186)
                                                              ================

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments.......................   (325,149,190)
Net increase (decrease) in unrealized appreciation
  on investments .............................................     376,988,686
                                                              ----------------
NET GAIN (LOSS) ON INVESTMENTS................................      51,839,496
                                                              ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS  ...........................................     $39,631,310
                                                              ================

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Statements of Changes in Net Assets

                                                Year Ended          Year Ended
                                                  6/30/03             6/30/02
                                             ===================================
OPERATIONS:
Net investment income (loss)...............    $(12,208,186)     $(13,844,376)
Net realized gain (loss) on investments....    (325,149,190)     (197,300,635)
Net increase (decrease) in unrealized
  appreciation on investments .............      376,988,686     (147,245,296)
                                             -----------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..................       39,631,310     (358,390,307)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.......................                -                 -
     Institutional Shares..................                -                 -
Net realized gains on
  investment transactions:
     Investor Shares.......................                -                 -
     Institutional Shares..................                -                 -
                                             -----------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...                -                 -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ....      770,633,859     1,117,916,637
                                             -----------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....      810,265,169       759,526,330
                                             -----------------------------------
Net assets, beginning of period............    2,305,335,910     1,545,809,580
                                             -----------------------------------
NET ASSETS, END OF PERIOD..................   $3,115,601,079    $2,305,335,910
                                             ===================================

Accumulated undistributed net
investment income (loss)...................               $-                $-
                                             ===================================

    The accompanying notes are an integral part of the financial statements.

                              ARTISAN MID CAP FUND
                              FINANCIAL HIGHLIGHTS


                                           Year Ended   Year Ended    Year Ended   Year Ended    Year Ended
                                            06/30/03     06/30/02      06/30/01     06/30/00      06/30/99
For a share outstanding                   Institutional Institutional Institutional  Investor      Investor
throughout each period                        Shares       Shares        Shares       Shares        Shares
----------------------------------------   -----------  -----------   -----------  ------------  -----------

Net asset value, beginning of period           $22.24       $26.48        $27.57        $16.67       $13.69

Income (loss) from investment operations:
   Net investment income (loss) (1)            (0.07)       (0.13)        (0.08)        (0.18)       (0.16)
   Net realized and unrealized gains
     (losses) on investments                   (0.21)(2)    (4.11)          0.02(2)      11.91         4.41
                                           -----------  -----------   -----------  ------------  -----------
   Total income (loss) from
     investment operations                     (0.28)       (4.24)        (0.06)         11.73         4.25
                                           -----------  -----------   -----------  ------------  -----------

Distributions paid to shareholders:
   Net investment income                            -            -             -             -            -
   Net realized gains on investment
     transactions                                   -            -        (1.03)        (0.83)       (1.27)
                                           -----------  -----------   -----------  ------------  -----------
    Total distributions paid
      to shareholders                               -            -        (1.03)        (0.83)       (1.27)
                                           -----------  -----------   -----------  ------------  -----------

Net asset value, end of period                 $21.96       $22.24        $26.48        $27.57       $16.67
                                           ===========  ===========   ===========  ============  ===========

Total return                                   (1.3%)      (16.0%)        (0.4%)         72.9%        35.8%
Ratios/supplemental data:
   Net assets, end of period (millions)        $829.0       $449.8        $212.2        $225.0        $43.3
   Ratio of expenses to average
     net assets                                 1.00%        1.02%         1.08%         1.40%        2.00%(3)
   Ratio of net investment income
     (loss) to average net assets             (0.36%)      (0.56%)       (0.29%)       (0.79%)      (1.13%)(3)
   Portfolio turnover rate                    102.85%      121.14%       153.95%       245.69%      202.84%


(1) Computed based on average shares outstanding.
(2) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(3) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the Adviser. Absent expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%), respectively, for the year ended June 30, 1999.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Notes to Financial Statements - June 30, 2003

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds. Artisan Mid Cap Fund ("the Fund") commenced operations on June 27, 1997. The Fund's investment goal is to seek long-term capital growth.

     The Fund offers shares of capital stock of two classes - Institutional Shares and Investor Shares. Institutional Shares, which have been offered since July 1, 2000, are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each equity security traded on a securities exchange is valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the last current sale price as of the time of valuation on a secondary exchange, or lacking any current sale price on the principal or a secondary exchange as of the time of valuation, at the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange shall be valued at the mean of the close of day bid and ask, and each security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to i) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (e) Repurchase agreements - The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which the officers and certain directors of the Artisan Funds are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

          AVERAGE DAILY NET ASSETS           ANNUAL RATE
          ----------------------------       -----------
          Less than $500 million                 1.000%
          $500 million to $750 million           0.975
          $750 million to $1 billion             0.950
          Greater than $1 billion                0.925

     Shares of the Fund are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Fund are paid by the Adviser. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to the Funds' net assets.

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund's prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were minimal borrowings under the line of credit during the year ended June 30, 2003. At June 30, 2003 there were no borrowings outstanding under the line of credit.

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2003 were $3,137,982,311 and $2,354,541,729, respectively.

(6)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                                                         NET UNREALIZED
                                     GROSS               GROSS           APPRECIATION/
                COST OF            UNREALIZED          UNREALIZED        (DEPRECIATION)      UNDISTRIBUTED       UNDISTRIBUTED
              INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS     ORDINARY INCOME      LONG-TERM GAIN
  ---------------------------------------------------------------------------------------------------------------------------------
             $2,790,092,705       $355,724,857       $(63,052,870)        $292,671,987             -                   -
  ---------------------------------------------------------------------------------------------------------------------------------


     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax basis of dividends and long-term capital gain distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002, capital loss carryovers as of June 30, 2003, and tax-basis post-October loss deferrals as of June 30, 2003 (recognized for tax purposes on July 1, 2003) are as follows:


             FISCAL YEAR ENDED 6/30/03     FISCAL YEAR ENDED 6/30/02
             -------------------------------------------------------
                ORDINARY      LONG-TERM       ORDINARY      LONG-TERM     NET CAPITAL    CAPITAL LOSS
                 INCOME      CAPITAL GAIN      INCOME      CAPITAL GAIN       LOSS        CARRYOVER     POST-OCTOBER
               DIVIDENDS    DISTRIBUTIONS    DIVIDENDS    DISTRIBUTIONS  CARRYOVERS(1)    EXPIRATION       LOSSES
             -------------------------------------------------------------------------------------------------------
                   -              -              -              -         $178,010,588       2010       $83,758,421
                                                                          333,252,323        2011
             -------------------------------------------------------------------------------------------------------

             (1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(7)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:

                                                    Investor     Institutional
Year ended June 30, 2003                             Shares         Shares
================================================================================
Proceeds from shares issued....................  $1,165,389,769   $364,499,717
Net asset value of shares issued in
  reinvestment of distributions  ..............               -              -
Cost of shares redeemed........................   (740,991,149)   (18,264,478)
                                                  ------------------------------
Net increase (decrease) from fund
     share activities..........................    $424,398,620   $346,235,239
                                                  ==============================


Shares sold....................................      58,902,392     18,444,267
Shares issued in reinvestment
     of distributions..........................               -              -
Shares redeemed................................    (37,879,947)      (921,013)
                                                  ------------------------------
Net increase (decrease) in capital shares......      21,022,445     17,523,254
                                                  ==============================

                                                    Investor     Institutional
Year ended June 30, 2002                             Shares         Shares
================================================================================
Proceeds from shares issued...................   $1,658,139,576   $320,452,227
Net asset value of shares issued in
  reinvestment of distributions  .............                -              -
Cost of shares redeemed.......................    (838,081,569)   (22,593,597)
                                                  ------------------------------
Net increase (decrease) from fund
     share activities.........................     $820,058,007   $297,858,630
                                                  ==============================


Shares sold...................................       68,336,403     13,136,926
Shares issued in reinvestment
     of distributions.........................                -              -
Shares redeemed...............................     (34,975,059)      (921,123)
                                                  ------------------------------
Net increase (decrease) in capital shares.....       33,361,344     12,215,803
                                                  ==============================

[PRICEWATERHOUSECOOPERS LOGO]
--------------------------------------------------------------------------------
                                        PRICEWATERHOUSECOOPERS LLP
                                        100 East Wisconsin Avenue
                                        Suite 1500
                                        Milwaukee WI 53202
                                        Telephone (414) 212 1600

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan Mid Cap Fund (one of the portfolios constituting Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 2003, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 31, 2003

------------------------NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE----

The discussion of the Fund included in this Annual Report include statistical information about the portfolio. Except as otherwise noted, that information is as of June 30, 2003; it varies with changes in a Fund's portfolio investments. Artisan Funds may consider an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed in that country than any other country; or
(iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that Artisan Funds could deem a particular issuer to be from more than one country.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding common stock. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in three indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Fund's returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Fund is compared are:

RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies.

RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book and higher forecasted growth values.

The LIPPER MID-CAP CORE FUNDS INDEX reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Fund is included in the Lipper Mid-Cap Core Funds Index.

                                   TRADEMARKS
Trademarks and copyrights relating to the indices mentioned in this report are owned by: Russell indices: The Frank Russell Company; and Lipper indices:
Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

------------------------------------------------------DIRECTORS AND OFFICERS----

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.

                                           DATE FIRST
                            POSITIONS      ELECTED OR                                                 OTHER
NAME AND AGE                   HELD         APPOINTED     PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
AT 8/01/03                  WITH FUNDS      TO OFFICE      DURING PAST 5 YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
David A. Erne - 60            Director       3/27/95     Partner of the law firm          Trustee, Northwestern Mutual Life
                                                         Reinhart Boerner Van             Insurance Company (life insurance,
                                                         Deuren S.C., Milwaukee, WI.      disability insurance and annuity company).
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hefty - 56          Director       3/27/95     Retired; Adjunct Faculty,        None.
                                                         Department of Business and
                                                         Economics, Ripon College;
                                                         Of Counsel to the law firm
                                                         Reinhart Boerner Van Deuren
                                                         S.C., Milwaukee, WI. Until
                                                         December 2002, Chairman of
                                                         the Board and Chief Executive
                                                         Officer of Cobalt Corporation
                                                         (provider of managed care and
                                                         specialty business services).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Joerres - 43       Director       8/9/01      Chairman of the Board            Director, Johnson Controls, Inc.
                                                         (since May 2001), President      (manufacturer of automotive systems and
                                                         and Chief Executive Officer      building controls).
                                                         (since April 1999) of
                                                         Manpower, Inc. (non-
                                                         governmental employment
                                                         service organization);
                                                         formerly, Senior Vice
                                                         President, European
                                                         Operations and Global
                                                         Account Management and
                                                         Development of Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Patrick S. Pittard - 57       Director       8/9/01      Retired. Until November          Director, Jefferson Pilot Corporation
                                                         2001, Chairman of the Board,     (individual and group life insurance and
                                                         President and Chief              annuity company); Former Chairman of the
                                                         Executive Officer of Heidrick    Board, The University of Georgia
                                                         & Struggles International,       Foundation; Member, Board of Regents of
                                                         Inc. (executive search firm).    the University System of Georgia.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Witt - 63           Director       3/27/95     Chairman of the Board,           Director, Franklin Electric Co., Inc.
                                                         President and Chief Executive    (manufacturer of electric motors).
                                                         Officer of Littelfuse, Inc.
                                                         (manufacturer of advanced
                                                         circuit protection devices).
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
Andrew A. Ziegler - 45        Director,      1/5/95      Managing Director of Artisan     None.
                              Chairman                   Partners; Chairman and
                              and Chief                  President of Artisan
                              Executive                  Distributors.
                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Carlene Murphy Ziegler - 47   Director       3/27/95     Managing Director of Artisan     None.
                              and Vice                   Partners and Portfolio
                              President                  Co-Manager of Artisan
                                                         Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------


*Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

The business address of the directors and officers affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53188; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - c/o Artisan Funds, 1000 N. Water Street, Milwaukee, Wisconsin 53202; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

------------------------------------------------------DIRECTORS AND OFFICERS----


                                           DATE FIRST
                            POSITIONS      ELECTED OR
NAME AND AGE                   HELD         APPOINTED     PRINCIPAL OCCUPATIONS                    DIRECTORSHIPS
AT 8/01/03                  WITH FUNDS      TO OFFICE      DURING PAST 5 YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Michael C. Roos - 45          President      8/5/99      Managing Director of Artisan               None.
                                                         Partners; Vice President of
                                                         Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence A. Totsky - 44       Chief          1/22/98     Managing Director and Chief                None.
                              Financial                  Financial Officer of Artisan
                              Officer and                Partners; Vice President,
                              Treasurer                  Chief Financial Officer and
                                                         Treasurer of Artisan
                                                         Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Janet D. Olsen - 47           General        1/18/01     Managing Director and General              None.
                              Counsel and                Counsel of Artisan Partners;
                              Secretary                  Vice President and Secretary
                                                         of Artisan Distributors;
                                                         prior to joining Artisan
                                                         Partners in November 2000,
                                                         Member of the law firm Bell,
                                                         Boyd & Lloyd LLC, Chicago, IL.
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Yockey - 47           Vice           4/23/96     Managing Director of Artisan               None.
                              President                  Partners and Portfolio Manager
                                                         of Artisan International Fund and
                                                         Artisan International Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Scott C. Satterwhite - 46     Vice           7/31/97     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Co-Manager of Artisan
                                                         Mid Cap Value Fund and Artisan
                                                         Small Cap Value Fund.
------------------------------------------------------------------------------------------------------------------------------------
Andrew C. Stephens - 39       Vice           7/31/97     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Manager of Artisan
                                                         Mid Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Marina T. Carlson - 39        Vice           8/5/99      Managing Director of Artisan               None.
                              President                  Partners and Portfolio Co-Manager
                                                         of Artisan Small Cap Fund; prior to
                                                         joining Artisan Partners in 1999,
                                                         Manager of Strong Mid Cap Disciplined
                                                         Fund from its inception in
                                                         December 1998 through March 1999;
                                                         Portfolio Co-Manager of Strong
                                                         Opportunity Fund and Strong Common
                                                         Stock Fund, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------
James C. Kieffer - 38         Vice           1/27/00     Managing Director of Artisan Partners      None.
                              President                  and Portfolio Co-Manager of Artisan
                                                         Mid Cap Value Fund and Artisan
                                                         Small Cap Value Fund; from 1997
                                                         to 2000, Research Analyst for
                                                         Artisan Partners.
------------------------------------------------------------------------------------------------------------------------------------
N. David Samra - 39           Vice           6/5/02      Managing Director of Artisan Partners      None.
                              President                  and Portfolio Manager of Artisan
                                                         International Value Fund; from August
                                                         1997 to May 2002, Portfolio Manager
                                                         and Analyst for Harris Associates L.P.
                                                         (investment management firm)
------------------------------------------------------------------------------------------------------------------------------------
Gregory K. Ramirez - 33       Assistant      1/22/98     Managing Director of Client Accounting     None.
                              Secretary and              and Administration of Artisan Partners
                              Assistant                  since January 2003, Director of Client
                              Treasurer                  Accounting and Administration from
                                                         January 2000 to December 2002
                                                         and Controller of Artisan Partners
                                                         prior thereto; Assistant Treasurer
                                                         of Artisan Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Sarah A. Johnson - 31         Assistant      2/5/03      Counsel of Artisan Partners; prior         None.
                              Secretary                  to joining Artisan Partners in July
                                                         2002, Associate of the law firm
                                                         Bell, Boyd & Lloyd LLC, Chicago, IL.
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The Statement of Additional Information (SAI) contains further information about the directors. Please call 800.399.1770 for a free copy of the SAI.

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. [Reserved]


ITEM 6. [Reserved]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. [Reserved]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(b) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

 (a)    Not applicable.

 (b)(1) Certifications of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (b)(1)(i) and (b)(1)(ii)

    (2) Certification of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)(2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Funds, Inc.


 By:   /s/ Andrew A. Ziegler
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       Andrew A. Ziegler
       Principal Executive Officer
 Date: September 5, 2003
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


 By:   /s/ Andrew A. Ziegler
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       Andrew A. Ziegler
       Principal Executive Officer
 Date: September 5, 2003
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 By:   Lawrence A. Totsky
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       Lawrence A. Totsky
       Principal Financial Officer
 Date: September 5, 2003
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